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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
Telephone and Data Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY, DATED MARCH 22, 2013

TELEPHONE AND DATA SYSTEMS, INC. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602 Phone: (312) 630-1900 Fax: (312) 630-9299
[ ] , 2013

Dear Shareholders:

        You are cordially invited to attend the 2013 Annual Meeting of shareholders of Telephone and Data Systems, Inc. ("TDS") on [                      ], [                      ], 2013, at [         ] a.m., Chicago time, at the Standard Club, 320 S. Plymouth Court, Chicago, Illinois.

        The formal notice of the meeting and our board of directors' Proxy Statement is attached. Also enclosed is our 2012 Annual Report to shareholders. At our 2013 Annual Meeting, shareholders are being asked to take the following actions:

  1.
  elect members of the board of directors;

  2.
  ratify the selection of independent registered public accountants for the current fiscal year;

  3.
  approve an amendment and restatement of TDS' Restated Compensation Plan for Non-Employee Directors, which includes approval of 200,000 Common Shares for issuance under the plan; and

  4.
  approve, on an advisory basis, the compensation of our named executive officers as disclosed in the attached Proxy Statement (commonly known as "Say-on-Pay").

        Your board of directors unanimously recommends a vote "FOR" its nominees for election as directors, "FOR" the proposal to ratify accountants, "FOR" approval of the amendment and restatement of TDS' Restated Compensation Plan for Non-Employee Directors and "FOR" approval of the Say-on-Pay proposal.

        In addition, as required by the rules of the Securities and Exchange Commission ("SEC"), the Proxy Statement includes a proposal submitted by a shareholder of TDS calling for the board of directors to take steps to adopt a plan for all of TDS' outstanding stock to have one vote per share. The board of directors unanimously recommends that you vote "AGAINST" this proposal.

        As noted above, the Say-on-Pay proposal asks shareholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in the attached Proxy Statement.

        TDS operates in highly competitive markets through its primary business units, United States Cellular Corporation ("U.S. Cellular") and TDS Telecommunications Corporation ("TDS Telecom"), and needs to and has been able to attract and retain high-quality executives. We believe that our compensation practices are transparent and reflect our commitment to align compensation with our business strategy and our short- and long-term performance.

        Highlights of the TDS compensation programs:

  •
  We have a Compensation Committee, comprised solely of independent directors, that reviews and approves the salaries, bonuses and long-term compensation of executive officers (other than the President and Chief Executive Officer of U.S. Cellular).

  •
  We designed our compensation programs to motivate executive officers to act in the best long-term interests of TDS.

  •
  We benchmark our executive officer compensation levels using market data supplied by our Compensation Committee's independent compensation consultant, Compensation Strategies, Inc., and by our compensation consultant, Towers Watson.

  •
  A major compensation goal is to provide compensation and benefit programs that are both attractive and fiscally responsible.

  •
  We provide few perquisites ("perks") to our officers.

  •
  We don't enter into employment contracts as a general practice.

  •
  We endeavor to conform with generally accepted compensation practices as defined by leading proxy advisory firms.

  •
  Our executive bonus program is appropriately balanced between company and individual performance.

  •
  The maximum amount of the bonus paid to officers is limited to 160% of the target bonus related to individual performance and 200% of the target bonus related to the quantitative assessment of company performance (subject to negative discretion by the Compensation Committee for the President and CEO of each of TDS and TDS Telecom).

  •
  As a general practice, we do not enter into agreements to provide substantial pre-defined termination benefits, such as "golden parachutes".

2012 Compensation

        Our executive officers' 2012 compensation comprises a mix of base salary, annual cash bonuses and equity-based, long-term incentive awards.

  •
  When setting base salaries, our Compensation Committee considers the benchmarking analyses performed by compensation consultants, the executives' personal accomplishments and their overall contribution to the success of the organization. Please refer to the detailed description of those considerations for each named executive officer in the attached Proxy Statement under "Compensation Discussion and Analysis—Annual Cash Compensation—Base Salary".

  •
  Bonus awards are based on a combination of company and individual performance. For 2012 bonuses paid in 2013, except as adjusted for specified officers, the weighting was based 50% on individual performance and 50% on company performance. (As discussed in the Proxy Statement, with respect to 2013 bonuses paid in 2014, in general, 60% of the bonus will be based on company performance and 40% will be based on individual performance.) As to company performance, using both quantitative (70%) and qualitative (30%) assessments designed to provide a balanced approach to measuring performance for both U.S. Cellular (weighted at 75%) and TDS Telecom (weighted at 25%), for 2012 bonuses paid in 2013 we determined that the company performance portion of the TDS bonus would be paid at 81.4% of the targeted amount. (As discussed in the Proxy Statement, with respect to 2013 bonuses paid in 2014, company performance will be based on TDS consolidated results rather than a weighted average of U.S. Cellular and TDS Telecom performance.) Please refer to a description of TDS' 2012 performance in the attached Proxy Statement under "Compensation Discussion and Analysis—Company Performance" and a description of each named executive officer's bonus under "Compensation Discussion and Analysis—Annual Cash Compensation—Bonus".

  •
  Long-term equity compensation awards for executive officers are based, in part, on company and individual performance, with the goal of increasing long-term company performance and shareholder value. Stock options, restricted stock units and bonus match units generally vest over several years, to reflect the goal of relating long-term executive compensation to increases in shareholder value over the same period. Please refer to the detailed description of those considerations for each named executive officer in the attached Proxy Statement under "Compensation Discussion and Analysis—Long-Term Equity Compensation".

Changes to Compensation Policies

        Our Compensation Committee and management have worked together to make changes to the executive compensation program for 2013 that are designed to improve and simplify the program and to better align cash bonuses with the consolidated performance of TDS. Please refer to the more detailed description of these changes in the attached Proxy Statement under "Compensation Discussion and Analysis—Changes to Compensation Policies."

Corporate Governance

        TDS endeavors to follow good corporate governance practices and other best practices. For instance, TDS has established a fully independent Compensation Committee, even though it is not required to do so under law, SEC regulations or New York Stock Exchange listing requirements because it is a controlled company. Good corporate governance is an important consideration to the Compensation Committee. TDS' commitment to good corporate governance has been recognized by Forbes, using Governance Metrics International (GMI), which identified TDS as one of only 100 companies to be named Most Trustworthy for 2012. GMI analyzed more than 8,000 companies before selecting the top 100. TDS also made the list in 2009 (the last time the list was produced). For 2012, TDS had an accounting and governance risk score of 98 out of 100. Additional information relating to TDS' good corporate governance practices and other best practices is set forth in the Compensation Discussion and Analysis in the attached Proxy Statement.

        We encourage you to read the Compensation Discussion and Analysis in the attached Proxy Statement for a detailed discussion and analysis of our executive compensation program, including information about the fiscal 2012 compensation of our named executive officers.

        We would like to have as many shareholders as possible represented at the meeting. Therefore, whether or not you plan to attend the meeting, please sign, date and return the enclosed WHITE proxy card(s), or vote by phone or on the Internet in accordance with the instructions set forth on the WHITE proxy card(s).

TDS HAS RECEIVED A NOTICE FROM GAMCO ASSET MANAGEMENT, INC., WHICH WE REFER TO, TOGETHER WITH ITS AFFILIATES, AS "GAMCO," FOR THE NOMINATION OF ONE CANDIDATE TO THE TDS BOARD OF DIRECTORS AT THE ANNUAL MEETING FOR ELECTION BY THE HOLDERS OF COMMON SHARES. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES ON THE ENCLOSED WHITE PROXY CARD(S) AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD(S) THAT YOU MAY RECEIVE FROM GAMCO. THE COLOR OF GAMCO'S PROXY CARD WILL BE OTHER THAN WHITE. TO VOTE FOR ALL OF THE TDS BOARD OF DIRECTORS' NOMINEES, YOU MUST VOTE AND RETURN A WHITE PROXY CARD. IF YOU HAVE PREVIOUSLY SIGNED ANY PROXY CARD(S) SENT TO YOU BY GAMCO, YOU CAN REVOKE THEM BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD(S).

        We look forward to visiting with you at the Annual Meeting.

Very truly yours,
Walter C.D. Carlson Chairman of the Board	LeRoy T. Carlson, Jr. President and Chief Executive Officer

Please sign, date and return the applicable enclosed WHITE proxy card(s) promptly or vote by phone or on the Internet using the instructions on the WHITE proxy card(s)

If your shares are held in street name by a broker, your broker will include a WHITE voting instruction card with this Proxy Statement. We strongly encourage you to vote your shares by following the instructions provided on the WHITE voting instruction card.

IMPORTANT

        Your vote is important. No matter how many shares you own, we urge you to please vote FOR the election of the nominees nominated by the board of directors and FOR proposals 2, 3 and 4, and AGAINST proposal 5. In addition to voting by mail, phone and Internet voting is available. Simply follow the instructions on the enclosed WHITE proxy card (or WHITE voting instruction card if you hold shares in street name through a broker).

        In addition, we ask that you do not return any proxy card you may receive from GAMCO.

If you have questions or need assistance voting your shares please contact

105 Madison Avenue
New York, New York 10016
TDS@mackenziepartners.com
Call Collect: (212) 929-5500
Or
 Toll-Free (800) 322-2885
Fax: (212) 929-0308

 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
AND
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON                  , 2013

TO THE SHAREHOLDERS OF

TELEPHONE AND DATA SYSTEMS, INC.

        The 2013 Annual Meeting of shareholders of Telephone and Data Systems, Inc., a Delaware corporation, will be held at the Standard Club, 320 S. Plymouth Court, Chicago, Illinois, on                      ,         , 2013, at                   a.m., Chicago time, for the following purposes:

  1.
  To elect members of the board of directors. Your board of directors unanimously recommends that you vote FOR the directors nominated by the TDS board of directors.

  2.
  To consider and ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accountants for the year ending December 31, 2013. Your board of directors unanimously recommends that you vote FOR this proposal.

  3.
  To consider and approve an amendment and restatement of TDS' Restated Compensation Plan for Non-Employee Directors, which includes approval of 200,000 Common Shares for issuance under the plan. Your board of directors unanimously recommends that you vote FOR this proposal.

  4.
  To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement (commonly known as "Say-on-Pay"). Your board of directors unanimously recommends that you vote FOR the Say-on-Pay proposal.

  5.
  If properly presented at the Annual Meeting, to consider and vote upon a proposal submitted by a shareholder of TDS calling for the board of directors to take steps to adopt a plan for all of TDS' outstanding stock to have one vote per share. Your board of directors unanimously recommends that you vote AGAINST this proposal.

  6.
  To transact such other business as may properly be brought before the meeting or any adjournments thereof by or at the direction of the TDS board of directors.

        We are first mailing this Notice of Annual Meeting and Proxy Statement to you on or about                      , 2013. We have fixed the close of business on                      , 2013, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

        The following additional information about the Internet availability of proxy materials is being provided as required by SEC rule 14a-16:

[                      ]

v

TELEPHONE AND DATA SYSTEMS, INC.
PROXY STATEMENT

SUMMARY

        The following is a summary of the actions being taken at the 2013 Annual Meeting and does not include all of the information that may be important to you. You should carefully read this entire Proxy Statement and not rely solely on the following summary.

Proposal 1—Election of Directors

        Under TDS' Restated Certificate of Incorporation, as amended, the terms of all incumbent directors will expire at the 2013 Annual Meeting.

        Holders of Series A Common Shares and Preferred Shares, voting as a group, will be entitled to elect eight directors. Your board of directors has nominated the following incumbent directors for election by the holders of Series A Common Shares and Preferred Shares: LeRoy T. Carlson, Jr., Letitia G. Carlson, M.D., Prudence E. Carlson, Walter C.D. Carlson, Kenneth R. Meyers, Donald C. Nebergall, Christopher D. O'Leary and Herbert S. Wander.

        Holders of Common Shares will be entitled to elect four directors. Your board of directors has nominated the following incumbent directors for election by the holders of Common Shares: Clarence A. Davis, George W. Off, Mitchell Saranow and Gary L. Sugarman.

        Your board of directors unanimously recommends that you vote "FOR" its nominees for election as directors on the enclosed WHITE proxy card(s), including its nominees for election by the holders of Common Shares, and urges you NOT to sign or return any proxy card(s) that you may receive from GAMCO.

        See "Background of Recent Events" below.

Proposal 2—Ratification of Independent Registered Public Accounting Firm for 2013

        As in prior years, shareholders are being asked to ratify PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2013.

        Your board of directors unanimously recommends that you vote "FOR" this proposal.

Proposal 3—Amendment and Restatement of Restated Compensation Plan for Non-Employee Directors

        Shareholders are being asked to approve an amendment and restatement of TDS' Restated Compensation Plan for Non-Employee Directors, which includes approval of 200,000 Common Shares for issuance under the plan as described in this Proxy Statement.

        Your board of directors unanimously recommends that you vote "FOR" this proposal.

Proposal 4—Advisory Vote on Executive Compensation or "Say-on-Pay"

        As required by the Dodd Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), at the 2013 Annual Meeting shareholders are being asked to approve, on an advisory basis, the compensation of our named executive officers for 2012 as disclosed in this Proxy Statement .

        Your board of directors unanimously recommends that you vote "FOR" this proposal.

Proposal 5—Proposal Submitted by a Shareholder

        As required by the rules of the SEC, this Proxy Statement includes a proposal submitted by a shareholder of TDS calling for the board of directors to take steps to adopt a plan for all of TDS' outstanding stock to have one vote per share.

        Your board of directors unanimously recommends that you vote "AGAINST" this proposal.

 VOTING INFORMATION

What is the record date for the meeting?

        The close of business on                      , 2013 is the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

        A complete list of shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order and by voting group, showing the address of and number of shares held by each shareholder, will be made available at the offices of TDS, 30 North LaSalle Street, 40th Floor, Chicago, Illinois 60602, for examination by any shareholder during normal business hours, for a period of at least ten days prior to the Annual Meeting.

What shares of stock entitle holders to vote at the meeting?

        We have the following classes of stock outstanding, each of which entitles holders to vote at the meeting:

  •
  Common Shares;

  •
  Series A Common Shares; and

  •
  Preferred Shares.

        The Common Shares are listed on the New York Stock Exchange ("NYSE") under the symbol "TDS."

        There is generally no public trading of the Series A Common Shares, but the Series A Common Shares are convertible on a share-for-share basis into Common Shares, which are publicly-traded on the NYSE.

        No public market exists for the Preferred Shares. The Preferred Shares are divided into series, none of which is currently convertible into any class of common stock. All holders of Preferred Shares vote together with the holders of Common Shares and Series A Common Shares, except in the election of directors. In the election of directors, all holders of Preferred Shares vote together with the holders of Series A Common Shares.

What is the voting power of the outstanding shares in the election of directors?

        The following shows information relating to the outstanding shares and voting power of such shares in the election of directors as of the record date:

Class of Stock	Outstanding Shares	Votes per Share	Voting Power	Total Number of Directors Elected by Voting Group and Standing for Election
Series A Common Shares		10
Preferred Shares		1

Subtotal				8

Common Shares		1		4

Total Directors				12

What is the voting power of the outstanding shares in matters other than the election of directors?

        The following shows information relating to the outstanding shares and voting power of such shares in matters other than the election of directors as of the record date:

Class of Stock	Outstanding Shares	Votes per Share	Total Voting Power	Percent
Series A Common Shares		10		56.	%
Common Shares		0.		43.	%
Preferred Shares		1		*

				100.0%

*
Less than .1%

        TDS shareholders approved an amended Restated Certificate of Incorporation for TDS (the "Restated Charter") in January 2012, which was filed by TDS and became effective on January 24, 2012 (the "Effective Time"). The amendments effected a reclassification of TDS' then-existing shares of common stock (the "Reclassification"). The Reclassification was described in TDS' definitive proxy statement dated August 31, 2011 as filed with the SEC on Schedule 14A on such date, and the supplement thereto dated November 29, 2011 as filed with the SEC on such date. The effects of the Reclassification on stock awards were described in TDS' Notice of Annual Meeting and Proxy Statement dated April 16, 2012, as filed with the SEC on Schedule 14A on such date. As a result of the Reclassification, the initial aggregate voting power of Series A Common Shares and Common Shares in matters other than the election of directors was set at the percentages held by such shares immediately prior to the Reclassification, of approximately 56.7% and 43.3%, respectively. The initial percentages will be adjusted under certain circumstances, except that the aggregate voting percentage of the Series A Common Shares cannot increase above the initial fixed percentage voting power of approximately 56.7%.

        Based on shares outstanding on the record date for the Annual Meeting, the per share voting power of the Common Shares for the 2013 Annual Meeting is 0.             votes per share, calculated as follows pursuant to Section B.9 of Article IV of the Restated Charter:

        (a)   The Series A Common Shares continue to have ten votes per share.

        (b)   Accordingly, in order to achieve the foregoing aggregate percentage voting power, the per share voting power of the Common Shares now floats and is redetermined on the record date for each shareholder vote. The Restated Charter provides that each Common Share shall entitle the holder thereof to cast a number of votes and fractional votes (rounded to the nearest six decimal places) determined by dividing the Aggregate Common Share Voting Power (as defined below) by the number of Common Shares outstanding on the record date. The number of Common Shares outstanding on the record date of                      , 2013 was                  .

        (c)   Except to the extent provided in paragraph (d) below, the Aggregate Common Share Voting Power is the number of votes equal to the sum of the number of Common Shares outstanding immediately before the Effective Time (49,980,080) and the number of Series A Common Shares converted into Common Shares after the Effective Time (        Series A Common Shares were converted into Common Shares between January 25, 2012 and                      , 2013). Accordingly, this sum is              (49,980,080 +              ).

        (d)   The Restated Charter provides that, if the quotient determined in clause (i) below is greater than the quotient determined in clause (ii) below, the Aggregate Common Share Voting Power will not be determined as set forth in paragraph (c) above but instead will be determined as set forth in paragraph (e) below.

            (i)  The quotient (rounded to the nearest six decimal places) obtained pursuant to the following formula:

(SARD × 10) (SARD × 10) + CSOET + AC	=	( × 10) ( × 10) + 49,980,080 +	=	%

            (ii)  The quotient (rounded to the nearest six decimal places) obtained pursuant to the following formula ("SAVP"):

(SAET × 10) (SAET × 10) + CSOET	=	( × 10) ( × 10) + 49,980,080	=	%

        (e)   If the condition in paragraph (d) is satisfied, the Aggregate Common Share Voting Power is the aggregate number of votes determined as follows:

(SARD × 10) SAVP	- (SARD × 10)	=	( × 10) %	- ( × 10)	=

        (f)    For purposes of this calculation:

    SARD = the number of Series A Common Shares outstanding on the record date, which was                                        Series  A Common Shares on                      , 2013.

    SAVP = the Aggregate Percentage of Series A Voting Power (Expressed as a Fraction) as of the Effective Time, as defined in clause (ii) of paragraph (d).

    SAET = the number of Series A Common Shares outstanding immediately prior to the Effective Time, which was 6,548,932.

    AC = the total number of Common Shares issued upon conversion of Series A Common Shares after the Effective Time. A total of                           Common Shares have been issued upon conversion of Series A Common Shares between January 25, 2012 and                      , 2013.

    CSOET = the number of Common Shares outstanding immediately before the Effective Time, which was 49,980,080.

        Accordingly, because the condition in paragraph (d) was satisfied, the per share voting power for the 2013 Annual Meeting, based on shares outstanding on the record date of                       , 2013, is equal to the Aggregate Common Share Voting Power of                          determined in paragraph (e) divided by the number of Common Shares outstanding on the record date of                          , or 0.                          votes per share.

How may shareholders vote with respect to the election of directors in Proposal 1?

        Shareholders may, with respect to directors to be elected by such shareholders:

  •
  vote FOR the election of such director nominees, or

  •
  WITHHOLD authority to vote for such director nominees.

        Your board of directors unanimously recommends a vote FOR its nominees for election as directors.

How may shareholders vote with respect to the ratification of our independent registered public accounting firm for 2013 in Proposal 2?

        Shareholders may, with respect to Proposal 2:

  •
  vote FOR,

  •
  vote AGAINST, or

  •
  ABSTAIN from voting on this proposal.

        Your board of directors unanimously recommends a vote FOR this proposal.

How may shareholders vote with respect to the amendment and restatement of TDS' Restated Compensation Plan for Non-Employee Directors in Proposal 3?

        Shareholders may, with respect to Proposal 3:

  •
  vote FOR,

  •
  vote AGAINST, or

  •
  ABSTAIN from voting on this proposal.

        Your board of directors unanimously recommends a vote FOR this proposal.

How may shareholders vote with respect to Say-on-Pay in Proposal 4?

        Shareholders may, with respect to Proposal 4:

  •
  vote FOR,

  •
  vote AGAINST, or

  •
  ABSTAIN from voting on this proposal.

        Your board of directors unanimously recommends a vote FOR this proposal.

How may shareholders vote with respect to the shareholder proposal in Proposal 5?

        Shareholders may, with respect to Proposal 5:

  •
  vote FOR,

  •
  vote AGAINST, or

  •
  ABSTAIN from voting on this proposal.

        Your board of directors unanimously recommends a vote AGAINST this proposal.

How does the TDS Voting Trust intend to vote?

        The Voting Trust under Agreement dated June 30, 1989, as amended (the "TDS Voting Trust"), held             Series A Common Shares on the record date, representing approximately 94.    % of the Series A Common Shares. By reason of such holding, the TDS Voting Trust has the voting power to elect all of the directors to be elected by the holders of Series A Common Shares and Preferred Shares and has approximately 53.    % of the voting power with respect to matters other than the election of directors. The TDS Voting Trust also held                          Common Shares on the record date, representing approximately 6.    % of the Common Shares. By reason of such holding, the TDS Voting Trust has approximately 6.    % of the voting power with respect to the election of directors elected by the holders of Common Shares and an additional 2.    % of the voting power in matters other than the election of directors. Accordingly, the TDS Voting Trust has an aggregate of 56.    % of the voting power in matters other than the election of directors. The TDS Voting Trust does not currently own Preferred Shares.

        The TDS Voting Trust has advised us that it intends to vote:

  •
  FOR the board of directors' nominees for election by the holders of Series A Common Shares and Preferred Shares, and FOR the board of directors' nominees for election by the holders of Common Shares,

  •
  FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2013,

  •
  FOR the proposal to amend and restate TDS' Restated Compensation Plan for Non-Employee Directors,

  •
  FOR the Say-on-Pay proposal, and

  •
  AGAINST the shareholder proposal.

How do I vote?

        Proxies are being requested from the holders of Common Shares in connection with the election of four directors in Proposal 1 and in connection with Proposals 2, 3, 4 and 5.

        Proxies are being requested from the holders of Series A Common Shares and Preferred Shares in connection with the election of eight directors in Proposal 1 and in connection with Proposals 2, 3, 4 and 5.

        Whether or not you intend to be present at the meeting, please sign, date and mail your WHITE proxy card(s) in the enclosed business reply envelope or vote by phone or the Internet.

How will proxies be voted?

        All properly executed and unrevoked proxies received in the enclosed form in time for our 2013 Annual Meeting of shareholders will be voted in the manner directed on the proxies.

        If no direction is made on the applicable proxy card(s), a proxy by any shareholder will be voted FOR the election of the board of directors' nominees to serve as directors in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, and AGAINST Proposal 5.

        If a proxy indicates that all or a portion of the votes represented by such proxy are not being voted with respect to a particular matter, such "non-votes" will not be considered present and entitled to vote on such matter. However, the shares represented by such a proxy may be considered present and entitled to vote on other matters and will count for the purpose of determining the presence of a quorum.

        Proxies given pursuant to this solicitation may be revoked at any time prior to the voting of the shares at the Annual Meeting by written notice to the Secretary of TDS, by submitting a later dated proxy or by attendance and voting in person at the Annual Meeting.

        The board of directors has no knowledge of any other proposals that may be properly presented at the 2013 Annual Meeting and no other proposals were received by TDS by the date specified by the advance notice provision in TDS' Bylaws. Accordingly, as permitted by SEC rules, the proxy solicited by the board of directors for the 2013 Annual Meeting confers discretionary authority to the proxies named therein to vote on any matter that may properly come before such meeting or any adjournment, postponement, continuation or rescheduling thereof, in addition to the foregoing proposals, to the extent permitted by applicable law and regulation.

How will my shares be voted if I own shares through a broker?

        If you are the beneficial owner of shares held in "street name" by a broker, bank, or other nominee ("broker"), such broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give specific instructions to the broker or have standing instructions on file with the broker, under Rule 452 of the NYSE, depending on the timing of certain actions, the broker may be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case such shares will be treated as non-votes). In addition, whether the broker can or will vote your shares with respect to discretionary items if you have not given instructions to the broker and how such shares may be voted by the broker (i.e., proportionately with voting instructions received by the broker from other shareholders or pursuant to the recommendation of management, etc.) depend on the particular broker's policies. As a result, we cannot advise you whether your broker will or will not vote your shares or how it may vote the shares if it does not receive or have voting instructions from you and, accordingly, recommend that you contact your broker. In general, the ratification of auditors is a discretionary item. On the other hand, matters such as the election of directors (whether contested or not), votes on Say-on-Pay, the approval of an equity compensation plan, and shareholder proposals are non-discretionary items. In such cases, if your broker does not have specific or standing instructions, your shares will be treated as non-votes and will not be voted on such matters. Accordingly, we urge you to provide instructions to your broker so that your votes may be counted on all matters. If your shares are held in street name, your broker will include a voting instruction card with this Proxy Statement. We strongly encourage you to vote your shares by following the instructions provided on the WHITE voting instruction card. Please return your WHITE voting instruction card to your broker and/or contact your broker to ensure that a proxy card is voted on your behalf.

What constitutes a quorum for the meeting?

        A majority of the voting power of shares of capital stock in matters other than the election of directors and entitled to vote, represented in person or by proxy, will constitute a quorum to permit the Annual Meeting to proceed. Withheld votes and abstentions of shares entitled to vote and non-votes will be treated as present in person or represented by proxy for purposes of establishing a quorum for the meeting. If such a quorum is present or represented by proxy, the meeting can proceed. If the shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the Annual Meeting, such shares will constitute a quorum at the Annual Meeting to permit the meeting to proceed. In addition, where a separate vote by a class or group is required with respect to a proposal, a quorum is also required with respect to such proposal for the vote to proceed with respect to such proposal.

        In the election of directors, the holders of a majority of the votes of the stock of such class or group issued and outstanding and entitled to vote with respect to such director, present in person or represented by proxy, will constitute a quorum with respect to such election. Withheld votes by shares entitled to vote with respect to a director and non-votes with respect to such director will be treated as present in person or represented by proxy for purposes of establishing a quorum for the election of such director. If Series A Common Shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the Annual Meeting, such shares will constitute a quorum at the Annual Meeting in connection with the election of directors by the holders of Series A Common Shares and Preferred Shares. If a quorum of the holders of Common Shares is not present at the time the Annual Meeting is convened, the chairman of the meeting or holders of a majority of the voting power in matters other than the election of directors represented in person or by proxy may adjourn the Annual Meeting with respect to all proposals or only with respect to the election of directors by the holders of Common Shares.

        With respect to Proposals 2, 3, 4 and 5, the holders of a majority of the votes of the stock issued and outstanding and entitled to vote with respect to such proposals, present in person or represented by proxy, will constitute a quorum at the Annual Meeting in connection with such proposals. Abstentions from voting on such proposals by shares entitled to vote on such proposals and non-votes with respect to such proposals will be treated as present in person or represented by proxy for purposes of establishing a quorum for such proposals. If TDS shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the Annual Meeting, such shares will constitute a quorum at the Annual Meeting in connection with such proposals.

        Even if a quorum is present, holders of a majority of the voting stock represented in person or by proxy may adjourn the Annual Meeting. Because it holds a majority of the voting power of all classes of stock, the TDS Voting Trust has the voting power to approve an adjournment. TDS does not currently have any expectation that the Annual Meeting would be adjourned for any reason. However, if there is a proposal to adjourn the Annual Meeting by a vote of the stockholders, the persons named in the enclosed proxy will have discretionary authority to vote with respect to such adjournment.

What vote is required to elect directors in Proposal 1?

        Directors will be elected by a plurality of the votes cast in the election of directors by the class or group of stockholders entitled to vote in the election of such directors which are present in person or represented by proxy at the meeting.

        Accordingly, if a quorum exists, the persons receiving a plurality of the votes cast by shareholders entitled to vote with respect to the election of such directors will be elected to serve as directors. Withheld votes and non-votes with respect to the election of such directors will not be counted as votes cast for the purpose of determining if a director has received a plurality of the votes.

        In the election of directors by holders of Common Shares, each holder of outstanding Common Shares is entitled to one vote for each Common Share held in such holder's name. In the election of directors by holders of Series A Common Shares and Preferred Shares, each holder of outstanding Series A Common Shares is entitled to ten votes for each Series A Common Share held in such holder's name and each holder of outstanding Preferred Shares is entitled to one vote for each Preferred Share held in such holders' name.

What vote is required with respect to Proposals 2, 3, 4 and 5?

        The holders of Common Shares, Preferred Shares and Series A Common Shares will vote together as a single group with respect to Proposals 2, 3, 4 and 5. Each holder of outstanding Common Shares is entitled to 0.       vote for each Common Share held in such holder's name. Each holder of outstanding Series A Common Shares is entitled to ten votes for each Series A Common Share held in such holder's name. Each holder of outstanding Preferred Shares is entitled to one vote for each Preferred Share held in such holder's name.

        If a quorum is present at the Annual Meeting, the approval of Proposals 2, 3, 4 and 5 will require the affirmative vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or represented by proxy at the meeting. Abstentions by shares entitled to vote on such proposals will be treated as votes which could be cast that are present for such purposes and, accordingly, will effectively count as a vote cast against such proposal. Non-votes with respect to such proposals will not be included in the total of votes which could be cast which are present for purposes of determining whether such proposals are approved, even though they may be included for purposes of determining a quorum.

What does it mean if I receive more than one WHITE proxy card?

        If you hold multiple series of shares, or hold shares in multiple registrations, you will receive a WHITE proxy card for each such account. Please sign, date, and return all WHITE proxy cards you receive as described above. If you choose to vote by phone or Internet, please vote each WHITE proxy card you receive. Only your latest dated proxy for each account will be voted at the Annual Meeting.

        As noted above, TDS has received a notice from GAMCO that GAMCO intends to nominate a candidate for election by the holders of Common Shares, and you may receive proxy cards from both TDS and GAMCO. Because only the latest dated proxy card for each holding is counted for the election, we may conduct multiple mailings prior to the date of the Annual Meeting. Therefore, whether or not your initial proxy cards are voted, you may receive more than one WHITE proxy card from TDS for each account or registration. This will also ensure that you receive management's latest proxy information and materials prior to the Annual Meeting.

        Your board unanimously recommends that you NOT sign any proxy card(s) sent to you by GAMCO. If you have previously signed any proxy card(s) sent to you by GAMCO, you can revoke it by signing, dating and mailing the enclosed WHITE proxy card or any subsequent WHITE proxy card provided by TDS.

Can I change my vote or revoke my proxy?

        Yes. You can change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by submitting a later-dated proxy or by voting by ballot at the meeting.

        Voting against or withholding votes with respect to GAMCO candidates on the proxy card provided by GAMCO will not be counted as a vote for the TDS nominee(s) and could result in the revocation of any previous vote you may have cast for such TDS nominee(s) on a WHITE proxy card.

        If you vote a proxy card provided by GAMCO, you have the right to change such vote by submitting a WHITE proxy card provided by TDS. Only the latest dated proxy card you vote will be counted for election purposes.

Who pays the solicitation expenses for this Proxy Statement and related TDS materials?

        TDS does. Your proxy is being solicited by the TDS board of directors and its agents, and the cost of solicitation will be paid by TDS. Officers, directors and regular employees of TDS, acting on the behalf of the TDS board of directors, may also solicit proxies by mail, email, advertisement, telephone, telecopy, press release, employee communication, postings on TDS' Internet website and Intranet website or in person. We will not pay such persons additional compensation for their proxy solicitation efforts. TDS has also retained MacKenzie Partners, Inc. to assist in the solicitation of proxies. TDS will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons. TDS expects to pay MacKenzie Partners, Inc. a fee of about $             relating to the solicitation of proxies for the contested election of directors in 2013. It is anticipated that MacKenzie Partners, Inc. will employ approximately             persons to solicit proxies for the Annual Meeting.

        Our expenses related to the solicitation, including expenditures for printing, legal, accounting, public relations, soliciting, advertising and related expenses, including the above fees of MacKenzie Partners, Inc., in excess of those normally spent for an annual meeting with an uncontested director election and excluding salaries and wages of our regular employees and officers, are currently expected to be approximately $             , of which approximately $             has been spent to date.

        Certain information about the directors and certain officers and employees of TDS who may solicit proxies is set forth in the attached Schedule I, which is incorporated by reference herein. Schedule II, attached hereto, sets forth certain additional information with respect to such persons and is also incorporated by reference herein.

Who should I call if I have any questions?

        If you have any questions, or need assistance voting, please contact our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 (Call Toll Free) or (212) 929-5500 (Call Collect) or by email to TDS@mackenziepartners.com.

BACKGROUND OF RECENT EVENTS

        GAMCO Investors, Inc. which we refer to, together with its affiliates, as "GAMCO", has been a shareholder of TDS for many years and currently owns more than 5% of the TDS Common Shares (see "Security Ownership of Certain Beneficial Owners and Management" below). GAMCO manages private advisory accounts, mutual funds and closed-end funds.

        In February 2009, GAMCO notified TDS that it intended to nominate four persons for election as directors by the holders of publicly-traded common stock of TDS at the 2009 Annual Meeting of shareholders. Following discussions between TDS and GAMCO, TDS and GAMCO entered into a Settlement Agreement in April 2009 (the "Settlement Agreement"). Pursuant to the Settlement Agreement, the TDS board of directors nominated two persons recommended by GAMCO, Clarence A. Davis and Gary L. Sugarman, for election as directors by the holders of publicly-traded common stock at the 2009 Annual Meeting of shareholders. As a result, two persons who had been directors of TDS ceased to be directors of TDS at the 2009 Annual Meeting of shareholders, and Messrs. Davis and Sugarman were elected as directors of TDS to fill the seats vacated by such persons. Pursuant to the Settlement Agreement, GAMCO withdrew the notice of its intention to nominate four persons as directors and agreed not to nominate persons for election at the 2009 or 2010 Annual Meeting of shareholders. The obligations under the Settlement Agreement expired in 2010 and neither TDS nor GAMCO has any further obligations under the Settlement Agreement.

        Notwithstanding the expiration of the obligations under the Settlement Agreement, the TDS board of directors has continued to nominate Clarence A. Davis and Gary L. Sugarman as directors of TDS at subsequent annual meetings. As a result, two of the four incumbent directors who were elected by holders of Common Shares were initially recommended by GAMCO.

        On December 19, 2012, GAMCO sent a letter to TDS and filed an amendment to its Schedule 13D with respect to Common Shares indicating that GAMCO was considering contacting individuals concerning their interest and their qualification to serve on the TDS board of directors and that GAMCO may submit recommendations for one or more individuals as a nominee for director of TDS.

        On February 14, 2013, GAMCO sent a notice to TDS and filed an amendment to its Schedule 13D with respect to Common Shares disclosing its intention to nominate Ryan J. Morris, who we refer to as the "GAMCO Candidate," for election as a director at the 2013 Annual Meeting of shareholders by the holders of Common Shares.

        The TDS Corporate Governance and Nominating Committee (the members of which are Walter C.D. Carlson (chairman), LeRoy T. Carlson, Jr. and Mitchell Saranow) and your board of directors proceeded to consider the background, experience and qualifications of the GAMCO Candidate based upon the information provided and available to them. The TDS Corporate Governance and Nominating Committee and your board of directors also considered the background, experience and qualifications of the persons currently serving as directors.

        In connection with the 2013 Annual Meeting, the TDS Corporate Governance and Nominating Committee recommended that Clarence A. Davis, Mitchell Saranow and Gary L. Sugarman (currently incumbent directors who were elected by the holders of Common Shares at the 2012 Annual Meeting) and George W. Off (currently an incumbent director who was elected by the holders of Series A Common Shares and Preferred Shares at the 2012 Annual Meeting), be nominated for election as directors by the holders of Common Shares at the 2013 Annual Meeting. In connection therewith, the TDS Corporate Governance and Nominating Committee recommended that Christopher D. O'Leary (currently an incumbent director who was elected by the holders of Common Shares at the 2012 Annual Meeting), be nominated for election as a director by the holders of Series A Common Shares and Preferred Shares at the 2013 Annual Meeting.

        Based on the foregoing considerations, the TDS Corporate Governance and Nominating Committee unanimously recommended that the TDS board of directors nominate Messrs. Davis, Off, Saranow and Sugarman for election as directors by the holders of Common Shares (except that Mr. Saranow abstained with respect to his recommendation). Based on the recommendation of the TDS Corporate Governance and Nominating Committee and the foregoing considerations, the TDS board of directors nominated Messrs. Davis, Off, Saranow and Sugarman for election as directors by the holders of Common Shares at the 2013 Annual Meeting of shareholders.

        Your board unanimously recommends that the holders of Common Shares vote FOR the election of Clarence A. Davis, George W. Off, Mitchell Saranow and Gary L. Sugarman as directors.

        Please cast your vote for the nominees of our board of directors by returning the enclosed WHITE proxy card(s). The TDS board of directors urges shareholders NOT to return any proxy cards distributed by GAMCO.

        YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD(S) AND MAIL SUCH CARDS IN THE ENCLOSED BUSINESS REPLY ENVELOPE PROMPTLY. PROPERLY VOTING THE ENCLOSED WHITE PROXY CARD(S) AUTOMATICALLY REVOKES ANY PROXY PREVIOUSLY SIGNED BY YOU.

        WE URGE YOU TO ONLY VOTE WHITE PROXY CARD(S) DISTRIBUTED BY TDS AND DISREGARD ANY OTHER PROXY CARDS THAT YOU MAY RECEIVE. If you vote a proxy card provided by GAMCO, you have the right to change such vote by executing a WHITE proxy card provided by TDS.

        REMEMBER, ONLY YOUR LATEST DATED PROXY CARD WILL COUNT AT THE MEETING.

PROPOSAL 1
ELECTION OF DIRECTORS

        The terms of all incumbent directors will expire at the 2013 Annual Meeting. The board of directors' nominees for election of directors are identified in the tables below. Each of the nominees has consented to be named in the Proxy Statement and consented to serve if elected. The age of the following persons is as of the date of this Proxy Statement.

To be Elected by Holders of Common Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since
Clarence A. Davis	71	Director of TDS and Business Consultant	2009
George W. Off	66	Director of TDS, Private Investor and retired Director and Chairman of Checkpoint Systems, Inc.	1997
Mitchell Saranow	67	Director of TDS and Chairman of The Saranow Group, L.L.C.	2004
Gary L. Sugarman	60	Director of TDS, Executive Chairman of FXecosystem, Inc., Managing Member—Richfield Capital Partners and Principal of Richfield Associates, Inc.	2009

        Your board of directors unanimously recommends a vote "FOR" the election of each of the above nominees for election by the holders of Common Shares on the enclosed WHITE proxy card(s) and urges you not to sign or return any proxy card that you may receive from GAMCO.

To be Elected by Holders of Series A Common Shares and Preferred Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since
LeRoy T. Carlson, Jr.	66	Director and President and Chief Executive Officer of TDS	1968
Letitia G. Carlson, M.D.	52	Director of TDS and Physician and Associate Clinical Professor at George Washington University Medical Center	1996
Prudence E. Carlson	61	Director of TDS and Private Investor	2008
Walter C.D. Carlson	59	Director and non-executive Chairman of the Board of TDS and Partner, Sidley Austin LLP, Chicago, Illinois	1981
Kenneth R. Meyers	59	Director and Executive Vice President and Chief Financial Officer of TDS	2007
Donald C. Nebergall	84	Director of TDS and Consultant	1977
Christopher D. O'Leary	53	Director of TDS and Executive Vice President, Chief Operating Officer—International of General Mills, Inc.	2006
Herbert S. Wander	78	Director of TDS and Partner, Katten Muchin Rosenman LLP, Chicago, Illinois	1968

Background of Board of Directors' Nominees

        The following briefly describes the business experience during at least the past five years of each of the nominees, including each person's principal occupation(s) and employment during at least the past five years; the name and principal business of any corporation or other organization in which such occupation(s) and employment were carried on; and whether such corporation or organization is a parent, subsidiary or other affiliate of TDS. The following also indicates any other directorships held, including any other directorships held during at least the past five years, by each nominee in any SEC registered company or any investment company, and the identity of such company.

        In addition, the following also briefly discusses the specific experience, qualifications, attributes or skills that led to the conclusion that each such person should serve as a director for TDS, in light of TDS' business and structure, including information about the person's particular areas of expertise or other relevant qualifications. Except as discussed below under "Director Nomination Process", TDS does not have any specific, minimum qualifications that the board believes must be met by a nominee for a position on the TDS board of directors, or any specific qualities or skills that the board believes are necessary for one or more of the TDS directors to possess. The TDS board believes that substantial judgment, diligence and care are required to identify and select qualified persons as directors. The TDS board has consistently sought to nominate to the board of directors eminently qualified individuals whom the board believes would provide substantial benefit and guidance to TDS. Also, as discussed below under "Director Nomination Process", TDS believes that it is desirable for directors to have diverse backgrounds, experience, skills and other characteristics. In addition, the conclusion of which persons should serve as directors of TDS is based in part on the fact that TDS is a controlled company with a capital structure in which different classes of stock vote for different directorships. In particular, as discussed under "Director Nomination Process", because the TDS Voting Trust has over 90% of the voting power in the election of directors elected by holders of Series A Common Shares and Preferred Shares, nominations of directors for election by the holders of Series A Common Shares and Preferred Shares are based on the recommendation of the trustees of the TDS Voting Trust.

Nominees for Election by Holders of Common Shares

        Clarence A. Davis.    Clarence A. Davis is currently a director who was last elected by the holders of Common Shares at the 2012 Annual Meeting. He initially was nominated to the TDS board of directors pursuant to the Settlement Agreement described above. Although TDS initially nominated Mr. Davis to the TDS board of directors in 2009 as part of such settlement, after observing the performance and contributions of Mr. Davis on the TDS board of directors since that time, the TDS board of directors has re-nominated Mr. Davis to the TDS board of directors each year since 2010. In addition, Mr. Davis was appointed to the TDS Audit Committee in 2010 and was designated an "audit committee financial expert" on that committee in 2012. The following provides information on the background of Mr. Davis, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        Mr. Davis is currently a business consultant.

        Mr. Davis was previously a director of Nestor, Inc., a software solutions company (formerly NASDAQ: NEST), and was a member and the chairman of Nestor's audit committee. He was the chief executive officer and an employee of Nestor from August 2007 until January 2009. Within the last ten years, Nestor successfully petitioned the Rhode Island Superior Court for a court-appointed receiver who assumed all aspects of the company's operations in June 2009. The receiver sold the assets of Nestor to American Traffic Solutions in September 2009. Mr. Davis ceased to be a director of Nestor at that time.

        From May 2006 to August 2007, Mr. Davis was an independent consultant, and from September 2005 through May 2006, he served as a consultant to the National Headquarters, American Red Cross, which provides disaster relief, health and safety courses, humanitarian services and other services around the world.

        Prior thereto, Mr. Davis was employed by the American Institute of Certified Public Accountants ("AICPA"), serving as chief financial officer from 1998 through 2000 and chief operating officer from 2000 through 2005. Mr. Davis was an accountant at the public accounting firm of Spicer & Oppenheim and a predecessor public accounting firm between 1967 and 1990, and was a partner at such firm between 1979 and 1990. Mr. Davis is a Certified Public Accountant (inactive). Mr. Davis has a Bachelor of Science degree in Accounting from Long Island University.

        Mr. Davis is, and has been since 2007, a member of the board of directors and board of trustees of The Gabelli SRI Green Fund and The GDL Fund, respectively, which are registered investment companies that are managed by GAMCO. Mr. Davis is a member of the audit committee of each of such funds. (As noted above, TDS was previously a party to the Settlement Agreement described above that resulted in the initial nomination of Mr. Davis as a director of TDS in 2009.)

        In addition, between 2009 and January 2012, Mr. Davis was a director of Sonesta International Hotels (NASDAQ: SNSTA), a company that operates hotels, and was a member of its audit committee. Sonesta International Hotels was acquired in January 2012 and Mr. Davis is no longer a director thereof or member of its audit committee.

        Between 2009 and January 2012, Mr. Davis was a director of Pennichuck Corp. (NASDAQ: PNNW), a water utility company, and was a member of its audit committee. Pennichuck Corp. was acquired in January 2012 and Mr. Davis is no longer a director thereof or member of its audit committee.

        In 2011, Mr. Davis was appointed as a director of Bizequity.com, a private company and website that provides capital, knowledge and talent for emerging growth companies. In October 2011, Bizequity.com announced that Mr. Davis was appointed as its Chairman.

        Between 2005 and 2006, Mr. Davis was a director of Oneida Ltd., a privately-held company which designs and distributes stainless steel and silverplated flatware.

        Mr. Davis is a member of the board of directors of West Broad Street YMCA in Savannah, Georgia, and is named in Who's Who Among African Americans.

        Mr. Davis brings to the TDS board of directors substantial experience, expertise and qualifications as a director and former chief executive officer of a public technology company, as a chief financial officer and chief operating officer of the AICPA and as a director or trustee of investment funds. In addition, he has substantial experience, expertise and qualifications in accounting as a result of having been a chief financial officer of the AICPA and a Certified Public Accountant in a public accounting firm for many years, and as a result of being or having been a member of six audit committees, including the TDS Audit Committee since 2010. Further, his background and attributes bring diversity to the board.

        George W. Off.    George W. Off is currently a director who was last elected by the holders of Series A Common Shares and Preferred Shares at the 2012 Annual Meeting. Mr. Off has significant experience with the telecommunications industry as a director of TDS since 1997. He was initially nominated as a director based on a search conducted by TDS' executive search firm. He is also a member of the TDS Compensation Committee and a member and chairperson of the TDS Audit Committee and has been a member of such committees for many years. The following provides information on the background of Mr. Off, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        After many years of high-level business experience, Mr. Off is now a private investor.

        In February 2012, Mr. Off was appointed as a director of The Retail Equation, a privately-held company that provides solutions to retailers to optimize revenues and margins.

        In May 2011, Mr. Off was appointed as a director and interim chief executive officer of Catalina Marketing Corporation, a privately-held provider of in-store electronic marketing services, of which Mr. Off was previously an officer and director, as discussed below. Mr. Off served as a director and interim chief executive officer until the appointment of a permanent replacement in October 2011.

        Before he retired in 2009, Mr. Off was a director of Checkpoint Systems, Inc. (NYSE: CKP) from 2002 to 2009, and was its chairman between 2002 and 2008. He was also the chief executive officer of Checkpoint Systems, Inc. between 2002 and 2007. Checkpoint Systems is a multinational manufacturer and marketer of integrated system solutions for retail security, labeling and merchandising.

        Prior to that, Mr. Off was chairman of the board of directors of Catalina Marketing Corporation, which at the time was a NYSE listed company (formerly NYSE: POS), from 1998 until 2000. Mr. Off served as president and chief executive officer of Catalina from 1994 to 1998. Catalina was acquired and became privately-held in 2007.

        Between 2011 and 2012, Mr. Off was a director of Infinian Mobile Commerce & Analytic Solutions Inc., a private start-up company that provides promotions and coupons for mobile phones.

        Mr. Off has a Bachelor of Science degree from the Colorado School of Mines.

        Mr. Off brings to the TDS board of directors substantial experience, expertise and qualifications in marketing and management as a result of his prior positions as a director and as chief executive officer and chairman of Checkpoint Systems, Inc. and of Catalina Marketing Corporation. Because of the retail nature of the TDS businesses, the TDS board of directors believes that it is highly desirable to have a director with significant knowledge and experience in retail and marketing, as well as significant, high-level experience in managing retail businesses. In addition, Mr. Off has significant experience with respect to TDS and the telecommunications industry as a result of his many years as a director of TDS and as a member of the TDS Audit Committee and the TDS Compensation Committee.

        Mitchell Saranow.    Mitchell Saranow is currently a director who was last elected by the holders of Common Shares at the 2012 Annual Meeting. He has been a director of TDS since 2004 and has served as a member of, and an "audit committee financial expert" on, TDS' Audit Committee since that time. He is also a member of the TDS Corporate Governance and Nominating Committee. The following provides information on the background of Mr. Saranow, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        Mr. Saranow is chairman of The Saranow Group, L.L.C., a family-owned investment company he founded in 1984, through which Mr. Saranow founded or co-founded, developed and sold several successful ventures.

        Mr. Saranow is chairman and founder of SureTint Technologies, LLC, a privately-held company involved in commercializing a series of inventions in the field of automated hair color preparation.

        Mr. Saranow was chairman of the board and co-chief executive officer of Navigant Consulting, Inc. (NYSE: NCI), which provides consulting services to various industries on an international level, from November 1999 to June 2000. Mr. Saranow was also a director of Navigant Consulting, Inc. and a member of its audit committee.

        In addition, he served as chairman and managing general partner of Fluid Management, L.P. for more than five years until it was acquired in 1996. Fluid Management was a privately-held specialized equipment manufacturer which was the world leader in designing, manufacturing and distributing custom color dispensing and mixing equipment for the paint, coatings, ink and personal care industries.

        Earlier in his career, Mr. Saranow was vice president and chief financial officer of CFS Continental, Inc. (a publicly-held food service distribution company), vice president of finance and law of Sunmark Companies (a privately-held snack food manufacturer), a venture capital officer at Warburg, Paribus, Becker, Inc., specializing in financing a cable television company, and an attorney with Mayer, Brown and Platt in Chicago, Illinois.

        Mr. Saranow is also a Certified Public Accountant (inactive) and was a senior lecturer in financial reporting and controls at Harvard Business School.

        Within the last ten years, Mr. Saranow served as chief executive officer of two related Dutch companies which were sold under Dutch insolvency laws in 2008.

        Mr. Saranow also was formerly a director of Lawson Products, Inc. (NASDAQ: LAWS), which distributes industrial maintenance and repair supplies, North American Scientific, Inc. (NASDAQ: NASM), which designs, develops, manufactures, and sells radioisotopic products for the treatment of cancer, and Telular Corp. (NASDAQ: WRLS), which designs, develops, manufactures and markets fixed cellular products. At Lawson Products, Mr. Saranow was a member and chairman of the nominating and corporate governance committee and the financial strategies committee and was a member of the audit committee and the compensation committee. Mr. Saranow also was a member and an "audit committee financial expert" of the audit committee of North American Scientific and a member and chairman of the audit committee of Telular Corp.

        Mr. Saranow has a JD/MBA degree from Harvard University.

        Mr. Saranow brings to the TDS board of directors substantial experience, expertise and qualifications as a result of his extensive background. Mr. Saranow is a Certified Public Accountant (inactive) and formerly was a senior lecturer in financial reporting and controls at Harvard Business School. He has been an accountant, lawyer and investment banker and a chief financial officer, chief executive officer and/or chairman at multiple companies. Mr. Saranow has founded or co-founded, developed and sold several ventures. He has significant experience with public companies and their boards of directors, having been a director of five public companies, including TDS. He has been a member of the audit committees of all five of such companies and was designated an audit committee financial expert by two of such companies, including TDS. In addition, Mr. Saranow brings to the board of directors experience and qualifications with respect to TDS and the telecommunications industry as a result of his earlier experience in the cable television industry and his service as a director of TDS and as an audit committee financial expert on the TDS Audit Committee for over five years.

        Gary L. Sugarman.    Gary L. Sugarman is currently a director who was last elected by the holders of Common Shares at the 2012 Annual Meeting. He initially was nominated to the TDS board of directors pursuant to the Settlement Agreement described above. Although TDS initially nominated Mr. Sugarman to the TDS board of directors in 2009 as part of such settlement, after observing the performance and contributions of Mr. Sugarman on the TDS board of directors since that time, the TDS board of directors has re-nominated Mr. Sugarman to the TDS board of directors each year since 2010. In addition, Mr. Sugarman was appointed to the TDS Compensation Committee in 2010. The following provides information on the background of Mr. Sugarman, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        Mr. Sugarman founded and has been the managing member of Richfield Capital Partners, a private venture capital firm, since 2010. Mr. Sugarman is also principal of Richfield Associates, Inc., a privately-held telecom investment/merchant banking firm he founded in 1994.

        In November 2010, Richfield Capital Partners invested in FXecosystem, Inc., a private infrastructure provider to foreign exchange markets. In connection with this investment, Mr. Sugarman became a director and executive chairman of FXecosystem, Inc.

        Previously, Mr. Sugarman was the executive chairman of Veroxity Technology Partners, a privately-held facilities-based fiber network provider, between December 2007 and September 2010.

        Mr. Sugarman was on the board of directors of PrairieWave Communications, Inc., a privately-held over-builder providing telecommunications and cable television service in South Dakota, Iowa and Minnesota, from 2003 until it was sold in 2007.

        Prior to that, he served as chairman and chief executive officer of Mid-Maine Communications, a privately-held facilities-based telecom company, from the time he co-founded the company in 1994 until it was sold in 2006.

        Prior thereto, Mr. Sugarman held various operating positions at Rochester Telephone Company (now known as Frontier Corporation (NYSE: FTR)), a public telecommunications company, from 1984 to 1991, including as Director of Business Development, in which capacity he was involved in many acquisitions and other development activities in the telecommunications industry.

        Mr. Sugarman is currently a director of LICT Corporation, a telecommunications company that is quoted on the Pink Sheets. (Mario J. Gabelli, who is the chairman of and may be deemed to control LICT Corporation, controls GAMCO. As noted above, TDS was previously a party to the Settlement Agreement described above that resulted in the initial nomination of Mr. Sugarman as a director of TDS in 2009.)

        Mr. Sugarman has an MBA from the University at Buffalo—State University of New York.

        Mr. Sugarman brings to the TDS board of directors substantial experience, expertise and qualifications in the telecommunications industry as a result of his current position at LICT Corporation and his many years of prior experience with other companies in the telecommunications industry. Mr. Sugarman also has management experience as executive chairman of FXecosystem, Inc. and Veroxity Technology Partners and as chairman and chief executive officer of Mid-Maine Communications, a company that he co-founded, has been a director of business development of a public telecommunications company and has substantial experience in acquisitions and development activities in the telecommunications industry.

        Your board of directors unanimously recommends a vote "FOR" each of the above nominees for election by the holders of Common Shares.

Nominees for Election by Holders of Series A Common Shares and Preferred Shares

        LeRoy T. Carlson, Jr.    LeRoy T. Carlson, Jr. is currently a director who was last elected by the holders of Series A Common Shares and Preferred Shares at the 2012 Annual Meeting. He has been a director of TDS since the time that TDS was founded in 1968. He is also a member of the TDS Corporate Governance and Nominating Committee. The following provides information on the background of Mr. Carlson, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        LeRoy T. Carlson, Jr. is TDS' President and Chief Executive Officer (an executive officer of TDS). He has been TDS' President since 1981 and its Chief Executive Officer since 1986.

        LeRoy T. Carlson, Jr. has been a director of United States Cellular Corporation (NYSE: USM), a subsidiary of TDS which operates and invests in wireless telephone companies and properties ("U.S. Cellular"), since 1984, and has been its Chairman (an executive officer) since 1989. He has also been a director of TDS Telecommunications Corporation, a wholly owned subsidiary of TDS which operates local telephone companies ("TDS Telecom"), and its Chairman (an executive officer) for over 20 years.

        Mr. Carlson was previously a director of former TDS subsidiaries Aerial Communications, Inc. (formerly NASDAQ: AERL), which developed and operated wireless personal communications services, and American Paging, Inc. (formerly AMEX: APP), which operated wireless paging services.

        Mr. Carlson has an MBA from Harvard University.

        Mr. Carlson is one of the four largest beneficial owners of TDS Series A Common Shares and also beneficially owns a significant number of TDS Common Shares.

        Mr. Carlson brings to the TDS board of directors substantial experience, expertise and qualifications with respect to TDS and the telecommunications industry as a result of his many years as a director and President and Chief Executive Officer of TDS, and as a director and Chairman of its two principal business units. As the senior executive officer of TDS and each of its business units, the board of directors considers it essential that Mr. Carlson serve on the TDS board to provide the board with his views on strategy and operations of TDS and its business units. In addition, as a shareholder with a significant economic stake in TDS, Mr. Carlson provides to the TDS board of directors the perspective of shareholders in managing and operating TDS in the best long-term interests of shareholders.

        LeRoy T. Carlson, Jr. is the son of LeRoy T. Carlson and the brother of Walter C.D. Carlson, Letitia G. Carlson, M.D. and Prudence E. Carlson.

        Letitia G. Carlson, M.D.    Letitia G. Carlson, M.D. is currently a director who was last elected by the holders of Series A Common Shares and Preferred Shares at the 2012 Annual Meeting. She has been a director of TDS since 1996. The following provides information on the background of Dr. Carlson, including the specific factors that led to the conclusion that she should serve as a director of TDS.

        Dr. Carlson has been a physician at George Washington University Medical Center for over twenty years.

        At such medical center, she was a primary care fellow between 1990 and 1992, an assistant professor between 1992 and 2001 and an assistant clinical professor between 2001 and 2003, and has been an associate clinical professor since 2003.

        Dr. Carlson has an M.D. from Harvard Medical School.

        Dr. Carlson is one of the four largest beneficial owners of TDS Series A Common Shares and also beneficially owns a significant number of TDS Common Shares.

        Dr. Carlson brings to the TDS board of directors substantial experience, expertise and qualifications with respect to TDS and the telecommunications industry as a result of her many years as a director of TDS. Further, her background and attributes bring diversity to the board. In addition, as a shareholder with a significant economic stake in TDS, Dr. Carlson provides to the TDS board of directors the perspective of shareholders in managing and operating TDS in the best long-term interests of shareholders.

        Dr. Carlson is the daughter of LeRoy T. Carlson and the sister of LeRoy T. Carlson, Jr., Walter C.D. Carlson and Prudence E. Carlson.

        Prudence E. Carlson.    Prudence E. Carlson is currently a director who was last elected by the holders of Series A Common Shares and Preferred Shares at the 2012 Annual Meeting. She has been a director of TDS since 2008 and was initially elected as a director based on the recommendation of the trustees of the TDS Voting Trust, which holds over 90% of the Series A Common Shares. The following provides information on the background of Ms. Carlson, including the specific factors that led to the conclusion that she should serve as a director of TDS.

        Ms. Carlson has a Bachelor of Arts degree from Harvard University.

        Ms. Carlson has been a private investor for more than five years. Ms. Carlson is one of the four largest beneficial owners of TDS Series A Common Shares and also beneficially owns a significant number of TDS Common Shares.

        Ms. Carlson is the daughter of LeRoy T. Carlson and the sister of LeRoy T. Carlson, Jr., Walter C.D. Carlson and Letitia G. Carlson, M.D. and is a trustee of the TDS Voting Trust. Ms. Carlson was elected to the TDS board of directors in 2008 to fill the vacancy created on the board of directors by the decision of LeRoy T. Carlson not to stand for election in 2008. As a director elected by the holders of Series A Common Shares and Preferred Shares, the decision to nominate Ms. Carlson was based primarily on the recommendation of the trustees of the TDS Voting Trust.

        Ms. Carlson brings to the TDS board of directors experience with respect to TDS and the telecommunications industry as a result of her background as an investor in TDS for many years, as a trustee of the TDS Voting Trust, and as a director of TDS, and brings diversity of background and attributes to the board. In addition, as a shareholder with a significant economic stake in TDS, Ms. Carlson provides to the TDS board of directors the perspective of shareholders in managing and operating TDS in the best long-term interests of shareholders.

        Walter C.D. Carlson.    Walter C.D. Carlson is currently a director who was last elected by the holders of Series A Common Shares and Preferred Shares at the 2012 Annual Meeting. He has been a director of TDS since 1981. He is also a member and chairperson of the TDS Corporate Governance and Nominating Committee. The following provides information on the background of Mr. Carlson, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        Mr. Carlson was elected non-executive Chairman of the Board of TDS in 2002.

        Mr. Carlson has been a partner of the law firm of Sidley Austin LLP for more than 20 years and is a member of its executive committee. Mr. Carlson is an experienced litigator, and has represented clients in a variety of types of specialized and general commercial litigation. Mr. Carlson is the head of the Financial and Securities Litigation group in the Chicago office of Sidley Austin LLP. The law firm of Sidley Austin LLP provides legal services to TDS, U.S. Cellular and their subsidiaries on a regular basis. See "Certain Relationships and Related Transactions" below. Walter C.D. Carlson does not provide legal services to TDS, U.S. Cellular or their subsidiaries.

        Mr. Carlson has been a director of U.S. Cellular (NYSE: USM) since 1989.

        Mr. Carlson was previously a director of former TDS subsidiary Aerial Communications, Inc. (formerly NASDAQ: AERL).

        Mr. Carlson has a J.D. from Harvard University.

        Mr. Carlson is one of the four largest beneficial owners of TDS Series A Common Shares and also beneficially owns a significant number of TDS Common Shares.

        Mr. Carlson brings to the TDS board of directors substantial experience, expertise and qualifications with respect to TDS and the telecommunications industry as a result of his many years as a director of TDS and U.S. Cellular and as Chairman of the Board of TDS, and as a result of having represented many corporate clients. In addition, as a shareholder with a significant economic stake in TDS, Mr. Carlson provides to the TDS board of directors the perspective of shareholders in managing and operating TDS in the best long-term interests of shareholders.

        Walter C.D. Carlson is the son of LeRoy T. Carlson and the brother of LeRoy T. Carlson, Jr., Letitia G. Carlson, M.D. and Prudence E. Carlson.

        Kenneth R. Meyers.    Kenneth R. Meyers is currently a director who was last elected by the holders of Series A Common Shares and Preferred Shares at the 2012 Annual Meeting. He was appointed as a director of TDS in 2007. The following provides information on the background of Mr. Meyers, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        Mr. Meyers was appointed as a director of TDS in connection with his appointment as Executive Vice President and Chief Financial Officer of TDS (an executive officer of TDS), in 2007.

        Mr. Meyers has been Vice President and Assistant Treasurer of U.S. Cellular since 2011. He was Chief Accounting Officer (an executive officer) of U.S. Cellular and Chief Accounting Officer (an executive officer) of TDS Telecom between 2007 and 2011.

        Prior to his appointment to his current position at TDS in 2007, he was the Executive Vice President—Finance, Chief Financial Officer and Treasurer of U.S. Cellular since 1999. Prior to that, Mr. Meyers was Senior Vice President-Finance (Chief Financial Officer) and Treasurer of U.S. Cellular from 1997 to 1999 and was the Vice President-Finance (Chief Financial Officer) and Treasurer of U.S. Cellular for more than five years prior to 1997. Mr. Meyers had been employed by U.S. Cellular in accounting and financial capacities since 1987.

        Mr. Meyers has also been a director of U.S. Cellular since 1999 and a director of TDS Telecom since 2007.

        Mr. Meyers is a Certified Public Accountant (inactive) and has an MBA from Northwestern University's J. L. Kellogg Graduate School of Management.

        Mr. Meyers brings to the TDS board of directors substantial experience, expertise and qualifications with respect to TDS and the telecommunications industry as a result of his background as a director and Executive Vice President and Chief Financial Officer of TDS since 2007, and his many years as a director and Executive Vice President—Finance, Chief Financial Officer and Treasurer and in other positions at U.S. Cellular. He also brings substantial experience, expertise and qualifications in management, finance and accounting as a result of such background.

        Donald C. Nebergall.    Donald C. Nebergall is currently a director who was last elected by the holders of Series A Common Shares and Preferred Shares at the 2012 Annual Meeting. He has been a director of TDS since 1977. He is also a member of the TDS Audit Committee. The following provides information on the background of Mr. Nebergall, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        Mr. Nebergall has been a consultant to companies since 1988, including TDS from 1988 to 2002.

        Mr. Nebergall was vice president of The Chapman Company, a privately-held registered investment advisory company located in Cedar Rapids, Iowa, from 1986 to 1988.

        Prior to that, he was the chairman of Brenton Bank & Trust Company, Cedar Rapids, Iowa, from 1982 to 1986, and was its president from 1972 to 1982.

        Mr. Nebergall also is or has been a board member of several private, civic and charitable organizations.

        Mr. Nebergall also manages several family farms.

        Mr. Nebergall has a Bachelor of Science degree in Agricultural Economics from Iowa State University.

        Mr. Nebergall brings to the TDS board of directors substantial experience, expertise and qualifications with respect to TDS and the telecommunications industry as a result of his many years as a director of TDS and his prior background as a consultant to TDS. He also brings experience and knowledge as a result of his background in investment advisory services and banking and as a result of his board service for several organizations.

        Christopher D. O'Leary.    Christopher D. O'Leary is currently a director who was last elected by the holders of Common Shares at the 2012 Annual Meeting. He has been a director of TDS since 2006 and was initially nominated as a director based on a search conducted by TDS' executive search firm. He is also a member of the TDS Compensation Committee. The following provides information on the background of Mr. O'Leary, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        In June 2006, Christopher D. O'Leary was appointed executive vice president, chief operating officer—international of General Mills, Inc. (NYSE: GIS), which manufactures and markets branded consumer foods on a worldwide basis. In this capacity, he oversees over 14,000 employees in over 100 countries. Before that, he was a senior vice president of General Mills since 1999. In addition, he was the president of the General Mills Meals division between 2001 and 2006 and was the president of the Betty Crocker division between 1999 and 2001. Mr. O'Leary joined General Mills in 1997.

        Prior to his employment with General Mills, Mr. O'Leary was employed for 17 years with PepsiCo (NYSE: PEP), which manufactures, markets, and sells various snacks, beverages and foods on a worldwide basis. His assignments included leadership roles for the Walkers-Smiths business in the United Kingdom and the Hostess Frito-Lay business in Canada.

        Mr. O'Leary has an MBA from New York University.

        Mr. O'Leary brings to the TDS board of directors substantial experience, expertise and qualifications in retail and marketing as a result of over 30 years experience in retail and marketing. In addition, Mr. O'Leary has over 15 years of significant and high-level experience in management of large retail businesses with a large number of employees, including businesses outside the U.S. Because of the retail nature of the TDS businesses, the TDS board of directors believes that it is highly desirable to have a director with significant knowledge and experience in retail and marketing, as well as significant, high-level experience in managing retail businesses.

        Herbert S. Wander.    Herbert S. Wander is currently a director who was last elected by the holders of Series A Common Shares and Preferred Shares at the 2012 Annual Meeting. He has been on the TDS board of directors since the time that TDS was founded in 1968. He is also a member of the TDS Audit Committee and a member and chairperson of the TDS Compensation Committee. The following provides information on the background of Mr. Wander, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        Herbert S. Wander has been a partner of the law firm of Katten Muchin Rosenman LLP for more than 30 years. He has been a lawyer for over 50 years, concentrating on all aspects of business law, including corporate governance and business acquisitions. Katten Muchin Rosenman LLP does not provide legal services to TDS or its subsidiaries.

        In 2004, Mr. Wander was appointed by the chairman of the SEC, William Donaldson, to co-chair the SEC Advisory Committee on smaller public companies, which committee delivered its final report to the SEC in 2006.

        Mr. Wander is the immediate past chair of the Corporate Laws Committee of the American Bar Association's Business Law Section and former chair of the Business Law Section. Mr. Wander is a frequent lecturer on topics of corporate governance.

        Mr. Wander served two terms as a member of the Legal Advisory Committee to the NYSE Board of Governors and was a member of the Legal Advisory Committee to the National Association of Securities Dealers, Inc.

        In addition, Mr. Wander has significant experience with the telecommunications industry and TDS as a director of TDS for over 40 years, as a member of the TDS Audit Committee for over 15 years and as a member of the TDS Compensation Committee for over 5 years.

        Mr. Wander has also previously served as a director of Advance Ross Corporation (formerly NASDAQ: AROS), the primary business of which was operating a value-added tax (VAT) refund service in Europe.

        Mr. Wander has a law degree from Yale Law School.

        Mr. Wander brings to the TDS board of directors substantial experience, expertise and qualifications, with a national reputation as a corporate and acquisitions lawyer and as a corporate governance expert. He also brings to the board substantial experience, expertise and qualifications with respect to TDS and the telecommunications industry as a result of his many years as a director of TDS and as a member of the TDS Audit Committee and the TDS Compensation Committee.

        Your board of directors unanimously recommends a vote "FOR" each of the above nominees for election by the holders of Series A Common Shares and Preferred Shares.

 CORPORATE GOVERNANCE

Board of Directors

        The business and affairs of TDS are managed by or under the direction of the board of directors. The board of directors consists of twelve members. Holders of Common Shares elect 25% of the directors rounded up plus one director, or a total of four directors based on a board size of twelve directors. Holders of Series A Common Shares and Preferred Shares elect the remaining eight directors. The TDS Voting Trust has approximately 94.    % of the voting power in the election of eight directors, approximately 6.    % of the voting power in the election of four directors and approximately 56.    % of the voting power in all other matters.

Board Leadership Structure

        Under the leadership structure selected for TDS, the same person does not serve as both the Chief Executive Officer and Chairman of the Board. Walter C.D. Carlson, who is not an employee or officer of TDS, serves as the non-executive Chairman of the Board and presides over meetings of the full board of directors. LeRoy T. Carlson, Jr., who is an officer and employee of TDS, serves as President and Chief Executive Officer and is responsible for day-to-day leadership and performance of TDS. This leadership structure is set forth in TDS' Bylaws. TDS has determined that this leadership structure is appropriate given the specific characteristics and circumstances of TDS. In particular, TDS considers it appropriate that the person who is the President and Chief Executive Officer of TDS also not serve as the Chairman of the Board in order to separate the executive who is primarily responsible for the performance of the company from the person who presides over board meetings at which performance of TDS is evaluated.

Board Role in Risk Oversight

        The following discloses the extent of the board of directors' role in the risk oversight of TDS, including how the board administers its oversight function, and the effect of the board's leadership structure discussed above on risk oversight.

        The TDS board of directors is primarily responsible for oversight of the risk assessment and risk management process of TDS. Although the TDS board of directors can delegate this responsibility to board committees, the TDS board has not done so, and continues to have full responsibility relating to risk oversight. Although the TDS board of directors has oversight responsibilities, the actual risk assessment and risk management is carried out by the President and Chief Executive Officer and other officers of TDS and reported to the board.

        TDS has established an Enterprise Risk Management (ERM) program, which applies to TDS and all of its business units. This program was designed with the assistance of an outside consultant and was integrated into TDS' existing management and strategic planning processes. The ERM program provides a common enterprise-wide language and discipline around risk identification, quantification and mitigation. The TDS board of directors receives periodic updates about the status and progress of this ERM program and takes action to the extent appropriate based on such updates.

        Although the TDS board of directors has ultimate oversight authority over risk and has not delegated such responsibility to any committees, certain TDS committees also have certain responsibilities relating to risk.

        Under NYSE listing standards, and as set forth in its charter, the Audit Committee is required to "discuss policies with respect to risk assessment and risk management." NYSE listing standards further provide that, "while it is the job of the CEO and senior management to assess and manage the listed company's exposure to risk, the audit committee must discuss guidelines and policies to govern the process by which this is handled. The audit committee should discuss the listed company's major financial risk exposures and the steps management has taken to monitor and control such exposures. The audit committee is not required to be the sole body responsible for risk assessment and management, but, as stated above, the committee must discuss guidelines and policies to govern the process by which risk assessment and management is undertaken."

        Accordingly, pursuant to the foregoing requirements, the Audit Committee discusses TDS' major financial risk exposures and the steps management has taken to monitor and control such exposures in connection with its review of financial statements and related matters on a quarterly basis.

        In addition, as part of the ERM program, the Audit Committee discusses guidelines and policies to govern the process by which risk assessment and risk management are handled. The Audit Committee receives updates and discusses policies with respect to risk assessment and risk management on a regular basis. The Audit Committee is not solely responsible for ERM, but the committee discusses guidelines and policies to govern the process by which ERM is undertaken.

        In addition, in connection with the functions of the Compensation Committee relating to the compensation of the executive officers of TDS (other than executive officers of U.S. Cellular), the Compensation Committee considers risks relating to the compensation of executive officers of TDS, as discussed below in the Compensation Discussion and Analysis. In addition, the Compensation Committee has responsibilities under its charter and evaluates risk with respect to long-term compensation for all employees, which is discussed below under "Risks from Compensation Policies and Practices."

        Also, the TDS Corporate Governance and Nominating Committee may consider certain risks in connection with its responsibilities relating to corporate governance and director nominations, as described below.

        TDS believes that the leadership structure described above facilitates risk oversight because the role of the President and Chief Executive Officer, who has primary operating responsibility to assess and manage TDS' exposure to risk, is separated from the role of the Chairman of the Board, who sets the agenda for and presides over board of directors' meetings at which the TDS board exercises its oversight responsibility with respect to risk.

Director Independence and New York Stock Exchange Listing Standards

        TDS Common Shares are listed on the NYSE. Accordingly, TDS is subject to the listing standards applicable to companies that have equity securities listed on the NYSE.

        Under listing standards of the NYSE, TDS is a "controlled company" as such term is defined by the NYSE. TDS is a controlled company because over 50% of the voting power for the election of directors of TDS is held by the trustees of the TDS Voting Trust (i.e., the TDS Voting Trust has over 90% of the voting power in the election of directors elected by the holders of Series A Common Shares and Preferred Shares and thus has the voting power to elect eight of the twelve directors, or 66.7% of the directors). Accordingly, it is exempt from certain listing standards that require listed companies that are not controlled companies to (i) have a board composed of a majority of directors who qualify as independent under the rules of the NYSE, (ii) have a compensation committee composed entirely of directors who qualify as independent under the rules of the NYSE, and (iii) have a nominating/corporate governance committee composed entirely of directors who qualify as independent under the rules of the NYSE.

        As a controlled company, TDS is required to have at least three directors who qualify as independent to serve on the Audit Committee. The TDS Audit Committee has five members: George W. Off (chairperson), Clarence A. Davis, Donald C. Nebergall, Mitchell Saranow and Herbert S. Wander. Such directors must qualify as independent under the NYSE Listed Company Manual, including Section 303A.02(a) and Section 303A.02(b), and Section 303A.06, which incorporates the independence requirements of Rule 10A-3 under Section 10A-3 of the Securities Exchange Act of 1934, as amended (collectively, "Section 10A-3"). Except as required by listing standards or SEC rule, TDS does not have any categorical standards of independence that must be satisfied.

        Pursuant to the requirements of the NYSE Listed Company Manual, the TDS board of directors affirmatively determined that each member of the TDS Audit Committee has no material relationship with TDS or any other member of the TDS consolidated group ("TDS Consolidated Group"), either directly or as a partner, shareholder or officer of an organization that has a relationship with any member of the TDS Consolidated Group, and that each of such persons is independent (pursuant to Section 303A.02(a), Section 303A.02(b) and Section 10A-3) considering all relevant facts and circumstances, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, if any.

        Such relevant facts and circumstances included the following: None of such persons is an employee or officer of TDS or any other member of the TDS Consolidated Group. None of such persons has any direct or indirect business relationships and/or fee arrangements with the TDS Consolidated Group and none of such persons receives any compensation from the TDS Consolidated Group except for his services as a director and member of board committees of TDS. None of such persons has any relationship or arrangement with the TDS Consolidated Group other than in his capacity as a director of TDS. Each of such persons qualifies as independent under each of the categorical standards in Section 303A.02(b) of the NYSE Listed Company Manual. Each of such persons qualifies as independent under Section 10A-3 because none of such persons receives any compensatory fee from any member of the TDS Consolidated Group and none of such persons is an "affiliated person" (as defined by the SEC) with respect to any member of the TDS Consolidated Group. None of such persons is an "immediate family member" (as defined by Section 303A.02(b)) of any person who is not independent under Section 303A.02 of the NYSE Listed Company Manual. The only relationship and/or fee arrangement which such persons have with the TDS Consolidated Group are as directors and members of board committees of TDS. See also "Security Ownership of Certain Beneficial Owners and Management" below for information relating to beneficial share ownership and certain relationships of Donald C. Nebergall.

        In addition, incumbent directors Christopher D. O'Leary and Gary L. Sugarman would qualify as independent directors under the listing standards of the NYSE. As a result, seven of the twelve incumbent directors, or over 58% of the directors, have been determined to qualify or would qualify as independent under the listing standards of the NYSE.

Meetings of Board of Directors

        The board of directors held twelve meetings during 2012. Each director attended at least 75% of the total number of meetings of the board of directors held during 2012 (at which time such person was a director) and at least 75% of the total number of meetings held during 2012 by each committee of the board on which such person served (during the period that such person served).

Corporate Governance Guidelines

        Under NYSE listing standards, TDS is required to adopt and disclose corporate governance guidelines that address certain specified matters. TDS has adopted Corporate Governance Guidelines that address (i) board of directors structure, (ii) director qualification standards, (iii) director responsibilities, orientation and continuing education, (iv) director compensation and stock ownership, (v) board resources and access to management and independent advisors, (vi) annual performance evaluation of the board, (vii) board committees, (viii) management succession and (ix) periodic review of the guidelines. A copy of such guidelines is available on TDS' website, www.teldta.com, under Corporate Governance—Corporate Governance Guidelines.

Corporate Governance and Nominating Committee

        Because TDS is a controlled company, it is not required under NYSE listing standards to have a corporate governance/nominating committee or, if it has one, that the corporate governance/nominating committee be composed entirely of independent directors. Although not required to do so under NYSE listing standards, TDS voluntarily has established a Corporate Governance and Nominating Committee. The members of the Corporate Governance and Nominating Committee are Walter C.D. Carlson (chairperson), LeRoy T. Carlson, Jr. and Mitchell Saranow. Mr. Saranow qualifies as an independent director under NYSE listing standards. The primary function of the Corporate Governance and Nominating Committee is to advise the board on corporate governance matters, including developing and recommending to the board the corporate governance guidelines for TDS. In addition, the charter of the committee provides that the committee will develop selection objectives and oversee the search for qualified individuals to serve on the board of directors and recommend to the board prospective nominees and the re-nomination of incumbent directors as it deems appropriate. A copy of the committee charter is available on TDS' website, www.teldta.com, under Corporate Governance—Board Committee Charters.

        The Corporate Governance and Nominating Committee held two meetings in 2012.

Audit Committee

        The purpose and primary functions of the Audit Committee are to (a) assist the board of directors of TDS in its oversight of (1) the integrity of TDS' financial statements, (2) TDS' compliance with legal and regulatory requirements, (3) the qualifications and independence of TDS' registered public accounting firm, and (4) the performance of TDS' internal audit function and registered public accounting firm; (b) prepare an audit committee report as required by the rules of the SEC to be included in TDS' annual proxy statement and (c) perform such other functions as set forth in the Audit Committee charter, which shall be deemed to include the duties and responsibilities set forth in Section 10A-3. A copy of the Audit Committee charter is available on TDS' website, www.teldta.com, under Corporate Governance—Board Committee Charters.

        In addition, the Audit Committee has certain responsibilities relating to risk management as discussed above under "Board Role in Risk Oversight."

        The Audit Committee is currently composed of five members who qualify as independent under NYSE listing standards, including Section 10A-3, as discussed above. The current members of the Audit Committee are George W. Off (chairperson), Clarence A. Davis, Donald C. Nebergall, Mitchell Saranow and Herbert S. Wander. The board of directors has determined that each of the members of the Audit Committee is financially literate and has "accounting or related financial management expertise" pursuant to listing standards of the NYSE.

        The board has made a determination that each of Clarence A. Davis and Mitchell Saranow is an "audit committee financial expert" as such term is defined by the SEC.

        In accordance with the SEC's safe harbor rule for "audit committee financial experts," no member designated as an audit committee financial expert shall (i) be deemed an "expert" for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on a member of the board or the audit committee not so designated. Additionally, the designation of a member or members as an "audit committee financial expert" shall in no way affect the duties, obligations or liabilities of any member of the audit committee, or the board, not so designated.

        The Audit Committee held eight meetings during 2012.

Pre-Approval Procedures

        The Audit Committee has adopted a policy pursuant to which all audit and non-audit services by TDS' principal independent registered public accounting firm must be pre-approved by the Audit Committee. The following describes the policy as amended. Under no circumstances may TDS' principal independent registered public accounting firm provide services that are prohibited by the Sarbanes Oxley Act of 2002 or rules issued thereunder. Non-prohibited audit related services and certain tax and other services may be provided to TDS, subject to such pre-approval process and prohibitions. The Audit Committee has delegated to the chairperson together with one other member of the Audit Committee the authority to pre-approve services by the principal independent registered public accounting firm. In the event the chairperson is unavailable, pre-approval may be given by any two members of the Audit Committee. In addition to pre-approval of specific services, specified services have been pre-approved in detail up to specified dollar limits pursuant to the policy. All services are required to be reported to the full Audit Committee at each of its regularly scheduled meetings

Review, Approval or Ratification of Transactions with Related Persons

        The Audit Committee charter provides that the Audit Committee has responsibilities with respect to related party transactions, as such term is defined by the rules of the NYSE. Related party transactions are addressed in Section 314.00 of the NYSE Listed Company Manual.

        Section 314.00 of the NYSE Listed Company Manual states that "Related party transactions normally include transactions between officers, directors, and principal shareholders and the company." In general, "related party transactions" would include transactions required to be disclosed in TDS' Proxy Statement pursuant to Item 404 of Regulation S-K of the SEC. Pursuant to Item 404, TDS is required to disclose any transaction, which includes any financial transaction, arrangement, or relationship (including any indebtedness or guarantee of indebtedness) or a series of transactions, that has taken place since the beginning of TDS' last fiscal year or any currently proposed transaction in which: (1) TDS was or is to be a participant, (2) the amount involved exceeds $120,000 and (3) any "related person" had or will have a direct or indirect material interest in the transaction during any part of the fiscal year. For this purpose, in general, the term "related person" includes any director or executive officer of TDS, any nominee for director, any beneficial owner of more than five percent of any class of TDS' voting securities and any "immediate family member" of such persons, within the meaning of Item 404.

        Section 314.00 of the NYSE Listed Company Manual provides that "Each related party transaction is to be reviewed and evaluated by an appropriate group within the listed company involved. While the [NYSE] does not specify who should review related party transactions, the [NYSE] believes that the Audit Committee or another comparable body might be considered as an appropriate forum for this task. Following the review, the company should determine whether or not a particular relationship serves the best interest of the company and its shareholders and whether the relationship should be continued or eliminated."

        Accordingly, pursuant to such provisions, the TDS Audit Committee has responsibilities over transactions that are deemed to be related-party transactions under Section 314.00 of the NYSE Listed Company Manual. Other than the foregoing, TDS has no related party policies or procedures relating to (i) the types of transactions that are covered by such policies and procedures; (ii) the standards to be applied pursuant to such policies and procedures; or (iii) the persons or groups of persons on the board of directors or otherwise who are responsible for applying such policies and procedures, and TDS does not maintain any written document evidencing such policies and procedures.

        See Executive and Director Compensation—Compensation Committee Interlocks and Insider Participation—Certain Relationships and Related Transactions for discussion of any related party transactions since the beginning of the last fiscal year.

Compensation Committee

        Although not required to do so under NYSE listing standards because it is a controlled company, TDS voluntarily has established a Compensation Committee comprised solely of directors who qualify as independent under the rules of the NYSE.

        Under the Dodd-Frank Act, the SEC directed the NYSE to adopt listing standards prohibiting the listing of any equity security of an issuer that does not comply with listing requirements with respect to the independence of members of the compensation committee of the board of directors of such issuer, except that this provision of the Dodd-Frank Act expressly provides that it does not apply to an issuer that is a controlled company. In 2013, the NYSE adopted listing standards as required pursuant to such SEC direction. Although such new listing standards also are not applicable to TDS because it is a controlled company, the members of the Compensation Committee also would qualify as independent under the new listing standards of the NYSE.

        The primary functions of the Compensation Committee are to discharge the board of director's responsibilities relating to the compensation of the executive officers of TDS, other than executive officers of U.S. Cellular or any of its subsidiaries. The responsibilities of the Compensation Committee include the review of salary, bonus, long-term compensation and all other elements of compensation of such executive officers.

        For these purposes, "executive officers" means all officers that are employees who are or will be identified in TDS' annual proxy statement as "executive officers," including the President and Chief Executive Officer of TDS Telecom, except that the compensation of the President and Chief Executive Officer of U.S. Cellular is established and administered by U.S. Cellular's chairman and long-term incentive compensation committee, as described in the Proxy Statement of U.S. Cellular relating to its 2013 Annual Meeting of shareholders.

        The Compensation Committee is comprised of at least two non-employee members of TDS' board of directors, each of whom is an "outside director" within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended, and a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. As noted above, such members also qualify as independent under the rules of the NYSE. The members of the Compensation Committee are Herbert S. Wander (chairperson), George W. Off, Christopher D. O'Leary and Gary L. Sugarman. These persons do not have any compensation committee interlocks and are not related to any other directors.

        The Compensation Committee charter permits it to delegate some or all of the administration of the long-term incentive plans or programs to the President and Chief Executive Officer or other executive officers of TDS as the committee deems appropriate, to the extent permitted by law and the applicable long-term incentive plan or program, but not regarding any award to the President and Chief Executive Officer. However, the Compensation Committee has not delegated any of its authority with respect to any of the officers identified in the below Summary Compensation Table.

        The Compensation Committee's charter provides that the Compensation Committee will obtain advice and assistance from the Chief Executive Officer and the Vice President of Human Resources and from any other officer or employee of TDS, as it determines is appropriate. TDS' Human Resources Department also supports the Compensation Committee in its work. As discussed below, the Compensation Committee also utilizes the services of an independent compensation consultant. See the Compensation Discussion and Analysis below for information about compensation consultants, which information is incorporated by reference herein.

        The Compensation Committee does not approve director compensation. It is the view of the TDS board of directors that this should be the responsibility of the full board of directors. Only non-employee directors receive compensation in their capacity as directors (other than life insurance coverage, which is provided to all directors) and, as a result, the view of the TDS board of directors is that all directors should participate in such compensation decisions, rather than only some or all of the non-employee directors.

        A copy of the charter of the Compensation Committee is available on TDS' website, www.teldta.com, under Corporate Governance—Board Committee Charters.

        The Compensation Committee held eleven meetings during 2012. It also took actions by unanimous written consent.

Pricing Committee

        TDS has a Pricing Committee, consisting of LeRoy T. Carlson, Jr., as Chairman, and Kenneth R. Meyers, as a regular member. Walter C.D. Carlson is an alternate member of this committee. The Pricing Committee does not have a charter. Pursuant to resolutions of the TDS board of directors from time to time, the Pricing Committee is authorized to take certain actions with respect to financing and capital transactions of TDS, such as the issuance, redemption or repurchase of debt or the repurchase of shares of capital stock of TDS.

Director Nomination Process

        As discussed above, because TDS is a controlled company, it is not required under NYSE listing standards to have a corporate governance/nominating committee or, if it has one, that it be composed entirely of independent directors. Although not required to do so under NYSE listing standards, TDS voluntarily has established a Corporate Governance and Nominating Committee. The charter of the committee provides that the committee will develop selection objectives and oversee the search for qualified individuals to serve on the board of directors and recommend to the board of directors prospective nominees and the re-nomination of incumbent directors as it deems appropriate. The committee does not nominate directors. It only recommends to the board of directors prospective nominees and the re-nomination of incumbent directors as it deems appropriate. The entire board of directors determines whether to nominate prospective nominees and re-nominate incumbent directors.

        TDS does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. However, because the TDS Voting Trust has over 90% of the voting power in the election of directors elected by holders of Series A Common Shares and Preferred Shares, nominations of directors for election by the holders of Series A Common Shares and Preferred Shares are based on the recommendation of the trustees of the TDS Voting Trust. With respect to candidates for director to be elected by the holders of Common Shares, the Corporate Governance and Nominating Committee and/or the TDS board may from time to time informally consider candidates submitted by shareholders that hold a significant number of Common Shares. Although TDS has no formal procedures to be followed by shareholders in submitting recommendations of candidates for director, shareholders that desire to nominate directors must follow the procedures set forth in TDS' Bylaws.

        Except to the extent provided in the next paragraph, TDS does not have any specific, minimum qualifications that the board believes must be met by a nominee for a position on the TDS board of directors, or any specific qualities or skills that the board believes are necessary for one or more of the TDS directors to possess. The TDS board believes that substantial judgment, diligence and care are required to identify and select qualified persons as directors and does not believe that it would be appropriate to place limitations on its own discretion, except to the extent provided in the next paragraph. The TDS board has consistently sought to nominate to the board of directors eminently qualified individuals whom the board believes would provide substantial benefit and guidance to TDS.

        Considering the importance of Federal Communications Commission ("FCC") licenses to TDS, the TDS Bylaws include a qualification requirement providing that a candidate will not be eligible for election or continued service as a director unless he or she is eligible to serve as a director of a company that controls licenses granted by the FCC, as determined by the TDS Corporate Governance and Nominating Committee or the board of directors with the advice of counsel. Another qualification requirement provides that a candidate will not be eligible for election or continued service as a director if he or she is or becomes affiliated with, employed by or a representative of, or has or acquires a material personal involvement with, or material financial interest in, a Business Competitor (as defined in the TDS Bylaws), as determined by the TDS Corporate Governance and Nominating Committee or the board of directors. Another qualification requirement provides that a candidate will not be eligible for election or continued service as a director if, as determined by the TDS Corporate Governance and Nominating Committee or the board of directors with the advice of counsel, (i) such candidate's election as a director would violate federal, state or foreign law or applicable stock exchange requirements (other than those related to independence) or (ii) such candidate has been convicted, including a plea of guilty or nolo contendere, of any felony, or of any misdemeanor involving moral turpitude.

        The TDS Corporate Governance and Nominating Committee does not have a policy with regard to the consideration of diversity in identifying director nominees. However, as reflected in its Code of Business Conduct, TDS values diversity and does not discriminate on the basis of gender, age, race, color, sexual orientation, religion, ancestry, national origin, marital status, disability, military or veteran status or citizenship status. In considering whether to recommend that individuals be nominated as director candidates, the Corporate Governance and Nominating Committee takes into account all facts and circumstances, including diversity. For this purpose, diversity broadly means a variety of backgrounds, experience, skills, education, attributes, perspectives and other differentiating characteristics. TDS believes that it is desirable for a board to have directors who can bring the benefit of diverse backgrounds, experience, skills and other characteristics to permit the board to have a variety of views and insights. Accordingly, the Corporate Governance and Nominating Committee considers how director candidates can contribute to board diversity as one of the many factors it considers in identifying nominees for director.

        Section 1.15 of the TDS Bylaws provides that a person properly nominated by a shareholder for election as a TDS director shall not be eligible for election as a director unless he or she signs and returns to the Secretary of TDS, within fifteen days of a request therefor, written responses to any questions posed by the Secretary, that are intended to (i) determine whether such person may qualify as independent and would qualify to serve as a director of TDS under rules of the FCC, and (ii) obtain information that would be disclosed in a proxy statement with respect to such person as a nominee for election as a director and other material information about such person.

        Whether or not the Corporate Governance and Nominating Committee will recommend that the TDS board re-nominate, and the TDS board will re-nominate, existing directors for re-election depends on all facts and circumstances, including views on how the director has performed and is performing his or her duties. In the event of a vacancy on the board of a director elected by the holders of Series A Common Shares and Preferred Shares, nominations are based on the recommendation of the trustees of the TDS Voting Trust. In the event of a vacancy on the board of a director elected by the holders of Common Shares, TDS may use various sources to identify potential candidates, including an executive search firm. In addition, the Corporate Governance and Nominating Committee may consider recommendations by shareholders that hold a significant number of Common Shares. Potential candidates are initially screened by the Corporate Governance and Nominating Committee and by other persons as the Corporate Governance and Nominating Committee designates. Following this process, the Corporate Governance and Nominating Committee will consider whether one or more candidates should be considered by the full board of directors. When appropriate, information about the candidate is presented to and discussed by the full board of directors.

        All of the nominees approved by the TDS board for inclusion on TDS' proxy card for election at the 2013 Annual Meeting are directors who are standing for re-election and were recommended for re-nomination by the Corporate Governance and Nominating Committee.

        From time to time, TDS may pay a fee to an executive search firm to identify potential candidates for election as directors. TDS did not pay a fee in 2012 or 2013 to any third party or parties to identify or evaluate or assist in identifying or evaluating potential new nominees for election as directors at the 2013 Annual Meeting.

Non-Management Directors and Shareholder Communication with Directors

        As required by NYSE listing standards, the non-management directors of TDS meet at regularly scheduled executive sessions without management. The TDS Chairman of the Board, Walter C.D. Carlson, a non-management director, presides at all meetings of the non-management directors. In addition, as required by NYSE listing standards, the independent directors of TDS meet at least once per year in an executive session without management or directors who are not independent.

        Shareholders or other interested parties may send communications to the TDS board of directors, to the Chairman of the Board, to the non-management directors or to specified individual directors of TDS at any time. Shareholders or other interested parties should direct their communication to such persons or group in care of the Secretary of TDS at its corporate headquarters, 30 N. LaSalle St., Suite 4000, Chicago IL 60602. Any shareholder communications that are addressed to the board of directors, the Chairman of the Board, the non-management directors or specified individual directors will be delivered by the Secretary of TDS to such persons or group.

        For more information, see the instructions on TDS' website, www.teldta.com, under Corporate Governance—Board of Directors—Contacting the TDS Board of Directors.

TDS Policy on Attendance of Directors at Annual Meeting of Shareholders

        All directors are invited and encouraged to attend the Annual Meeting of shareholders, which is normally followed by the Annual Meeting of the board of directors. In general, all directors attend the Annual Meeting of shareholders unless they are unable to do so due to unavoidable commitments or intervening events. All except one of the persons serving as directors at the time attended the 2012 Annual Meeting of shareholders.

Stock Ownership Guidelines

        The TDS Corporate Governance Guidelines provide that, within three years after (a) March 31, 2007 or (b) the date on which a Director first became a Director, whichever is later, and thereafter for so long as each Director remains a Director of TDS, each Director shall own Series A Common Shares or Common Shares having a combined value of at least $165,000. The board of directors reviews this minimum ownership requirement periodically. The stock ownership guidelines are included in TDS' Corporate Governance Guidelines, which have been posted to TDS' website, www.teldta.com, under Corporate Governance—Corporate Governance Guidelines.

Code of Business Conduct and Ethics Applicable to Directors

        As required by Section 303A.10 of the NYSE Listed Company Manual, TDS has adopted a Code of Business Conduct and Ethics for Officers and Directors, as amended effective December 13, 2012. This code has been posted to TDS' website, www.teldta.com, under Corporate Governance—Code of Business Conduct and Ethics for Officers and Directors.

EXECUTIVE OFFICERS

        The following executive officers of TDS were identified in the above tables regarding the election of directors: LeRoy T. Carlson, Jr., President and Chief Executive Officer of TDS; and Kenneth R. Meyers, Executive Vice President and Chief Financial Officer of TDS. In addition to the executive officers identified in the tables regarding the election of directors, set forth below is a table identifying current officers of TDS and its subsidiaries who are executive officers of TDS under SEC rules. Unless otherwise indicated, the position held is an office of TDS. The age of the following persons is as of the date of this Proxy Statement.

Name	Age	Position
LeRoy T. Carlson	96	Chairman Emeritus
Mary N. Dillon	51	President and Chief Executive Officer of United States Cellular Corporation
David A. Wittwer	52	President and Chief Executive Officer of TDS Telecommunications Corporation
Joseph R. Hanley	46	Senior Vice President—Technology, Services and Strategy
Peter L. Sereda	54	Senior Vice President—Finance and Treasurer
Douglas D. Shuma	52	Senior Vice President and Controller
Kurt B. Thaus	54	Senior Vice President and Chief Information Officer
Scott H. Williamson	62	Senior Vice President—Acquisitions and Corporate Development
C. Theodore Herbert	77	Vice President—Human Resources

        LeRoy T. Carlson.    LeRoy T. Carlson has been Chairman Emeritus of TDS (an executive officer of TDS) for more than five years. He is director emeritus of TDS and U.S. Cellular. Mr. Carlson is the father of LeRoy T. Carlson, Jr., Walter C.D. Carlson, Letitia G. Carlson, M.D. and Prudence E. Carlson.

        Mary N. Dillon.    Mary N. Dillon was appointed the President and Chief Executive Officer and a director of U.S. Cellular in 2010. Prior to that, Ms. Dillon had been employed as Executive Vice President and Global Chief Marketing Officer of McDonald's Corporation, a global restaurant company (NYSE: MCD), since 2005. Prior to joining McDonald's, Ms. Dillon had been employed by PepsiCo Corporation, a global beverage company (NYSE: PEP), for approximately five years, most recently as President of its Quaker Foods Division from 2004 to 2005.

        David A. Wittwer.    David A. Wittwer has been the President and Chief Executive Officer of TDS Telecom for more than five years.

        Joseph R. Hanley.    Joseph R. Hanley was appointed Senior Vice President—Technology, Services and Strategy of TDS in March 2012. Prior to that, he was Vice President—Technology Planning and Services of TDS for more than five years.

        Peter L. Sereda.    Peter L. Sereda was appointed Senior Vice President—Finance and Treasurer of TDS in 2011. Prior to that, Mr. Sereda was Vice President and Treasurer of TDS for more than five years.

        Douglas D. Shuma.    Douglas D. Shuma has been the Senior Vice President and Controller (chief accounting officer) of TDS for more than five years. Mr. Shuma was appointed Chief Accounting Officer of U.S. Cellular and TDS Telecom in 2011. Mr. Shuma is a Certified Public Accountant (inactive).

        Kurt B. Thaus.    Kurt B. Thaus has been the Senior Vice President and Chief Information Officer of TDS for more than five years.

        Scott H. Williamson.    Scott H. Williamson has been the Senior Vice President—Acquisitions and Corporate Development of TDS for more than five years.

        C. Theodore Herbert.    C. Theodore Herbert has been the Vice President—Human Resources of TDS for more than five years.

        All of our executive officers devote all of their employment time to the affairs of TDS and its subsidiaries.

Codes of Business Conduct and Ethics Applicable to Officers

        As required by Section 303A.10 of the NYSE Listed Company Manual, TDS has adopted a Code of Business Conduct and Ethics for Officers and Directors, that also complies with the definition of a "code of ethics" as set forth in Item 406 of Regulation S-K of the SEC. The foregoing code has been posted to TDS' internet website, www.teldta.com, under Corporate Governance—Code of Business Conduct and Ethics for Officers and Directors.

        In addition, TDS has adopted a broad Code of Business Conduct that is applicable to all officers and employees of TDS and its subsidiaries. The foregoing code has been posted to TDS' internet website, www.teldta.com, under Corporate Governance—TDS Code of Business Conduct.

        TDS intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to any of the foregoing codes, by posting such information to TDS' internet website. Any waivers of any of the foregoing codes for directors or executive officers will be approved by TDS' board of directors or an authorized committee thereof, as applicable, and disclosed in a Form 8-K that is filed with the SEC within four business days of such waiver. There were no such waivers during 2012.

 PROPOSAL 2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I being asked to vote on in Proposal 2?

        In Proposal 2, we are requesting shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. This proposal gives our shareholders the opportunity to express their views on TDS' independent registered public accounting firm for the current fiscal year.

How does the board of directors recommend that I vote on this proposal?

        The board of directors unanimously recommends a vote FOR approval of the ratification of the selection of PricewaterhouseCoopers LLP as TDS' independent registered public accounting firm for the fiscal year ending December 31, 2013.

        We anticipate continuing the services of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current year. Representatives of PricewaterhouseCoopers LLP, who served as our independent registered public accounting firm for the last fiscal year, are expected to be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions raised by shareholders at the Annual Meeting or submitted in writing prior thereto.

Is this vote binding on the board of directors?

        This vote is an advisory vote only, and therefore it will not bind TDS, our board of directors or the Audit Committee. We are not required to obtain shareholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm by our Bylaws or otherwise. However, we have elected to seek such ratification by the affirmative vote of the holders of a majority of the votes which could be cast by shares entitled to vote with respect to such matter at the Annual Meeting. Should the shareholders fail to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the Audit Committee will review whether to retain such firm for the fiscal year ending December 31, 2013.

        Your board of directors unanimously recommends a vote "FOR" the approval of Proposal 2.

 FEES PAID TO PRINCIPAL ACCOUNTANTS

        The following sets forth the aggregate fees (including expenses) billed by TDS' principal accountants PricewaterhouseCoopers LLP for 2012 and 2011:

	2012	2011
Audit Fees(1)	$4,613,425	$4,180,278
Audit Related Fees(2)	629,403	244,207
Tax Fees(3)	—	—
All Other Fees(4)	1,462,745	854,572

Total Fees	$6,705,573	$5,279,057

(1)
Represents the aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the annual financial statements for the years 2012 and 2011 included in TDS' and U.S. Cellular's Forms 10-K for those years and the reviews of the financial statements included in TDS' and U.S. Cellular's Forms 10-Q for those years, including the attestation and report relating to internal control over financial reporting. Also includes fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.

(2)
Represents the aggregate fees billed by PricewaterhouseCoopers LLP for assurance and related services that are reasonably related to the performance of the audit or review of TDS' and U.S. Cellular's financial statements that are not reported under Audit Fees. In 2012 and 2011, this amount represents fees billed for audits of subsidiaries and also for due diligence work in 2012.

(3)
Represents the aggregate fees billed by PricewaterhouseCoopers LLP for 2012 and 2011 for tax compliance, tax advice, and tax planning, if any.

(4)
Represents the aggregate fees billed by PricewaterhouseCoopers LLP for services, other than services described in Notes (1), (2) and (3). In 2012 and 2011, the substantial majority of this amount represents Systems Implementation Assessment advisory work relating to U.S. Cellular's billing and operational support system (B/OSS) project. In both 2012 and 2011, this amount includes the fee for access to a virtual accounting research service.

        See "Corporate Governance—Audit Committee—Pre-Approval Procedures" above for a description of the Audit Committee's pre-approval policies and procedures with respect to TDS' independent registered public accounting firm.

AUDIT COMMITTEE REPORT

        This report is submitted by the current members of the Audit Committee of the board of directors of TDS. The Audit Committee operates under a written charter adopted by the TDS board of directors, a copy of which is available on TDS' website, www.teldta.com, under Corporate Governance—Board Committee Charters.

        Management is responsible for TDS' internal controls and the financial reporting process. TDS has an internal audit staff, which performs testing of internal controls and the financial reporting process. TDS' independent registered public accounting firm is responsible for performing an independent audit of TDS' consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee held meetings with management, the internal audit staff and representatives of PricewaterhouseCoopers LLP, TDS' independent registered public accounting firm for 2012. In these meetings, the Audit Committee reviewed and discussed the audited financial statements as of and for the year ended December 31, 2012. Management represented to the Audit Committee that TDS' consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and representatives of PricewaterhouseCoopers LLP.

        The discussions with PricewaterhouseCoopers LLP also included the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standard, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to information regarding the scope and results of the audit. The Audit Committee also received from PricewaterhouseCoopers LLP written disclosures and a letter regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and this information was discussed with PricewaterhouseCoopers LLP.

        Based on and in reliance upon these reviews and discussions, the Audit Committee recommended to the board of directors that the audited financial statements as of and for the year ended December 31, 2012 be included in TDS' Annual Report on Form 10-K for the year ended December 31, 2012.

        In addition to the foregoing report required by SEC rules, the following represents supplemental information voluntarily disclosed by the Audit Committee:

        The Audit Committee holds regularly scheduled meetings in person on a quarterly basis, and also holds quarterly meetings by teleconference to review and approve the financial results for the immediately preceding period. The Audit Committee reviews TDS' Quarterly and Annual Reports on Form 10-Q and Form 10-K, respectively, prior to filing with the SEC. The Audit Committee's agenda for meetings is established by the Audit Committee's Chairman and the TDS Vice President of Internal Audit.

        During 2012, at each of its regularly scheduled meetings, the Audit Committee met with the senior members of TDS' financial management team. Additionally, the Audit Committee had separate private sessions, during its regularly scheduled meetings, with TDS management, TDS' Vice President of Internal Audit, TDS' General Counsel, and representatives of PricewaterhouseCoopers LLP, at which candid discussions regarding financial management, legal, accounting, auditing and internal control issues took place.

        The Audit Committee is updated periodically on management's process to assess the adequacy of TDS' system of internal control over financial reporting, the framework used to make the assessment and management's conclusions on the effectiveness of TDS' internal control over financial reporting. The Audit Committee also discussed with PricewaterhouseCoopers LLP TDS' internal control assessment process, management's assessment with respect thereto and its evaluation of TDS' system of internal control over financial reporting.

        The Audit Committee reviewed with senior members of management, including the Vice President of Internal Audit and General Counsel, TDS' policies and procedures with respect to risk assessment and risk management. The overall adequacy and effectiveness of TDS' legal, regulatory and ethical compliance programs, including TDS' Code of Business Conduct, were also reviewed.

        The Audit Committee evaluates the performance of PricewaterhouseCoopers LLP, including the senior audit engagement team, each year and determines whether to reengage PricewaterhouseCoopers LLP or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' capabilities and the auditors' technical expertise and knowledge of TDS' operations and industry. Based on this evaluation, the Audit Committee decided to engage PricewaterhouseCoopers LLP as TDS' independent registered public accountants for the year ended December 31, 2013, and reviewed with senior members of TDS' financial management team, PricewaterhouseCoopers LLP and the Vice President of Internal Audit, the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and PricewaterhouseCoopers LLP of TDS' internal controls over financial reporting and the quality of TDS' financial reporting. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, TDS anticipates that it will continue to request shareholders to ratify the selection of the independent registered public accounting firm at the Annual Meeting of shareholders.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and PricewaterhouseCoopers LLP the audited financial statements of TDS, including the quality, not just the acceptability, of the financial reporting, the reasonableness of significant accounting judgments and estimates, the clarity of disclosures in the financial statements, and the assessment of TDS' internal controls over financial reporting.

        The Audit Committee considered and concluded that the provision of non-audit services by PricewaterhouseCoopers LLP to TDS during 2012 was compatible with their independence.

        In performing all of these functions, the Audit Committee acts in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of TDS management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements and other reports, and of PricewaterhouseCoopers LLP, who are engaged to audit and report on the consolidated financial statements of TDS and its subsidiaries and the effectiveness of TDS' internal control over financial reporting.

        By the members of the Audit Committee of the board of directors of TDS:

George W. Off Chairperson	Clarence A. Davis	Donald C. Nebergall	Mitchell Saranow	Herbert S. Wander

PROPOSAL 3
AMENDMENT AND RESTATEMENT OF RESTATED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

        The Telephone and Data Systems, Inc. Restated Compensation Plan for Non-Employee Directors (the "Director Plan") was approved by TDS shareholders on January 13, 2012 and became effective on January 24, 2012. The Director Plan provides compensation to each director of TDS who is not an employee of TDS, TDS Telecom, U.S. Cellular or any other subsidiary of TDS ("non-employee directors"). As of the date hereof, ten of the TDS directors are non-employee directors.

        The TDS board of directors approved an amendment (the "Amendment") to the Director Plan (as so amended, the "Amended Director Plan") on March 9, 2012, which provided that the value of the number of shares distributed in satisfaction of the annual stock award will be $80,000 rather than $55,000 and that the amount of the directors' annual cash retainer will be $80,000 rather than $55,000.

        A total of 54,524 Common Shares were previously reserved for issuance under the Amended Director Plan. Such shares have been registered under the Securities Act on a Registration Statement on Form S-8 (Registration No. 333-179704). As of the date hereof, all of such Common Shares have been issued. As a result, there are no Common Shares available for issuance under the Amended Director Plan.

        On March 8, 2013, the TDS board of directors amended and restated the Amended Director Plan (the "Restated Director Plan"), subject to shareholder approval. The Restated Director Plan reflects the Amendment and also increases the number of Common Shares reserved for issuance under such plan by 200,000 Common Shares. The additional Common Shares will be registered under the Securities Act on a Registration Statement on Form S-8 for issuance under the Restated Director Plan. On April     , 2013, the closing sales price per Common Share as reported on the NYSE was $         .

        The Restated Director Plan is attached hereto as Exhibit A. The following is a description of the Restated Director Plan. The terms of the Restated Director Plan are generally consistent with the terms of the Amended Director Plan.

Description of Restated Director Plan

General

        Under the Restated Director Plan, the Chairperson of the TDS board of directors will receive an annual director's retainer fee of $100,000 paid in cash, and non-employee directors other than the Chairperson of the TDS board of directors will receive an annual director's retainer fee of $80,000 paid in cash. Non-employee directors also will receive an annual stock award of $80,000 paid in the form of Common Shares, which will be distributed in March (on or prior to March 15), for services performed during the 12 month period that commenced on March 1 of the immediately preceding calendar year and ended on the last day of February of the calendar year of payment. The number of shares will be determined on the basis of the closing price of a Common Share for the first trading day in the month of March of the calendar year of payment.

        Each non-employee director who serves on the Audit Committee, other than the Chairperson, will receive an annual committee retainer fee of $11,000, and the Chairperson will receive an annual committee retainer fee of $22,000.

        Each non-employee director who serves on the Compensation Committee, other than the Chairperson, will receive an annual committee retainer fee of $7,000, and the Chairperson will receive an annual committee retainer fee of $14,000.

        Each non-employee director who serves on the Corporate Governance and Nominating Committee, other than the Chairperson, will receive an annual committee retainer fee of $5,000, and the Chairperson will receive an annual committee retainer fee of $10,000.

        Non-employee directors also will receive a meeting fee of $1,750 for each board or committee meeting attended, and will be reimbursed for reasonable expenses incurred in connection with attendance at meetings.

        The TDS board of directors may also authorize the payment of fees and reimbursement of reasonable expenses incurred in connection with other meetings (such as meetings of the independent directors) or activities of the non-employee directors.

        Upon effectiveness of the Restated Director Plan, directors will have the authority without further shareholder approval to further amend the Restated Director Plan from time to time, including amendments to increase the amount of the compensation payable in Common Shares from time to time, provided that the total number of Common Shares issued under the Restated Director Plan may not exceed the number previously approved by shareholders.

        Under the Restated Director Plan, annual retainers will be paid in cash on a quarterly basis, as of the last day of each quarter. Fees for all board and committee meetings or activities will be paid in cash on a quarterly basis, as of the last day of each quarter.

        Subject to effectiveness of the Restated Director Plan, pursuant to Section 303A.08 of the NYSE Listed Company Manual, the authorization to issue Common Shares pursuant to the Restated Director Plan will expire ten years after the date of shareholder approval, unless reapproved by shareholders. If for any reason Common Shares cannot be issued under the Restated Director Plan pursuant to the requirements of the NYSE or otherwise, the value of such Common Shares that cannot be issued shall be paid in the form of cash.

Federal Income Tax Consequences

        The following is a brief summary of certain federal income tax consequences, pursuant to the tax law in effect as of the date of this Proxy Statement, of awards made under the Restated Director Plan. Federal income tax laws are complex and subject to different interpretations, and the following summary is not a complete description of the possible federal income tax consequences of awards made under the Restated Director Plan. The following also does not address the state, local, foreign or other tax consequences of awards made under the Restated Director Plan. The following should not be interpreted as tax advice.

        In general, a non-employee director who is issued Common Shares under the Restated Director Plan will recognize taxable compensation in the year of issuance in an amount equal to the fair market value of such Common Shares on the date of issuance, and TDS will be allowed a deduction for federal income tax purposes at the time the non-employee director recognizes taxable compensation equal to the amount of compensation recognized by such non-employee director.

        In general, a non-employee director will recognize taxable compensation in the year of payment of the cash annual retainer or meeting or activity fees in an amount equal to such cash payment, and in the year of payment TDS will be allowed a deduction for federal income tax purposes equal to the amount of compensation recognized by such non-employee director.

Other Information

        Disclosure cannot be made of the benefits or amounts that will be received by or allocated to any participants in the future because the benefit or amount is not determinable until earned and paid. Accordingly, in lieu of providing information regarding benefits or amounts that will be received in the future, the following table provides information concerning the benefits or amounts that were received in the form of stock awards under the Amended Director Plan by the non-executive board of director group (ten individuals) in 2012 and during 2013 year to date. No further stock awards are expected to be made under the Amended Director Plan (or if approved and becomes effective, under the Restated Director Plan) for the remainder of 2013. No information is provided for the named executive officers, other executive officers or employees who are not executive officers because such groups do not participate in the Amended Director Plan and will not participate in the Restated Director Plan.

 PLAN BENEFITS IN 2012 AND 2013 YEAR TO DATE UNDER AMENDED DIRECTOR PLAN

	Stock Awards
Name and Position	Dollar Value	Number of Common Shares
Non-Executive Board of Directors Group
2012(1)	$550,000	18,560
2013 Year to Date(2)	$732,980	32,664

(1)
Pursuant to the Amended Director Plan, each non-employee director received $55,000 in 2012, resulting in an aggregate payment to the non-employee directors of $550,000, paid in the form of Common Shares, based on the market price of Common Shares on the last day of February 2012 (and cash in lieu of fractional shares).

(2)
Pursuant to the Amended Director Plan, each non-employee director was entitled to receive $80,000 in 2013, resulting in an aggregate payment to the non-employee directors of $800,000, paid in the form of Common Shares, based on the market price of Common Shares on the first day of March 2013 (and cash in lieu of fractional shares). However, because the 32,664 Common Shares that remained available for issuance under the plan only had a value of $732,980, TDS also paid the non-employee directors an aggregate of $67,020 in cash to satisfy the annual stock award in 2013. As noted above, the Amended Director Plan provides that, if for any reason Common Shares cannot be issued under such plan, the value of such Common Shares that cannot be issued shall be paid in the form of cash.

        The above chart does not address other benefits under the Amended Director Plan paid in cash during 2012 or 2013.

        Non-employee directors of TDS, including persons who are participants in the solicitation of proxies for the proposals in this Proxy Statement, have an interest in the foregoing proposal because they would receive compensation under the Restated Director Plan.

        This description of the Restated Director Plan is a summary only and is qualified by the terms of the Restated Director Plan attached hereto as Exhibit A.

        Your board of directors unanimously recommends a vote "FOR" approval of the Restated Director Plan.

 PROPOSAL 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION

What am I being asked to vote on in Proposal 4?

        In Proposal 4, we are providing shareholders with a vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to compensation disclosure rules set forth in Item 402 of Regulation S-K of the SEC (which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure). This vote is required to be submitted to shareholders pursuant to SEC rules adopted under provisions in the Dodd-Frank Act codified in Section 14A of the Securities Exchange Act of 1934, as amended. The advisory vote on executive compensation described in this proposal is commonly referred to as a "Say-on-Pay" vote.

        TDS is required to request shareholders to vote, on an advisory basis, on the frequency of holding Say-on-Pay votes, commonly referred to as a "Say-on-Frequency" vote, at least once every six years. TDS held a Say-on-Frequency vote at the 2011 Annual Meeting. At that meeting, shareholders voted by a substantial majority to hold Say-on-Pay votes every year. Based on the results of the Say-on-Frequency vote in 2011, the TDS board of directors adopted a policy to hold the Say-on-Pay vote every year, as was previously disclosed in TDS' Current Report on Form 8-K dated May 19, 2011. Accordingly, TDS is holding a Say-on-Pay vote every year unless and until this policy is changed. After the Say-on-Pay vote in 2013, the next Say-on-Pay vote will be held in 2014. TDS intends to next submit the Say-on-Frequency proposal to shareholders at the 2017 Annual Meeting of shareholders.

        This proposal gives our shareholders the opportunity to express their views on the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

How does the board of directors recommend that I vote on this proposal?

        The board of directors unanimously recommends a vote FOR approval of the Say-on-Pay proposal.

        TDS believes that its executive compensation program is reasonable, competitive and strongly focused on pay for performance.

        TDS' compensation objectives for executive officers are to support the overall business strategy and objectives, attract and retain high-quality management, link compensation to both individual and company performance, and provide compensation that is both competitive and consistent with our financial performance.

        Consistent with these goals and as disclosed in the Compensation Discussion and Analysis, the Compensation Committee has developed and approved an executive compensation philosophy to provide a framework for TDS' executive compensation program featuring the policies and practices described in the Executive Summary of the Compensation Discussion and Analysis below.

Is this vote binding on the board of directors?

        The Say-on-Pay vote is an advisory vote only, and therefore will not bind TDS, our board of directors or the Compensation Committee. However, the board of directors and the Compensation Committee will consider the voting results as appropriate when making future decisions regarding executive compensation.

        The results of the Say-on-Pay vote will be disclosed on a Form 8-K.

        Your board of directors unanimously recommends a vote "FOR" the approval of Proposal 4.

EXECUTIVE AND DIRECTOR COMPENSATION

        The following discussion and analysis of our compensation practices and related compensation information should be read in conjunction with the Summary Compensation Table and other tables included below, as well as our financial statements and management's discussion and analysis of financial condition and results of operations included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis discusses the compensation awarded to, earned by, or paid to the executive officers identified in the Summary Compensation Table.

Executive Summary

        TDS provides wireless, Internet, telephone and broadband communications services in 36 states through its primary business units, U.S. Cellular and TDS Telecom. At December 31, 2012, TDS served 5.8 million U.S. Cellular customers and 1.0 million TDS Telecom equivalent access lines. U.S. Cellular accounted for 83% of TDS' revenues in 2012, TDS Telecom accounted for 16%, and other non-reportable segments accounted for 1%.

Compensation Philosophy and Objectives

        TDS and its business units are committed to providing the very best in customer satisfaction, achieving long-term profitable growth, and building the high-quality teams required to make this possible. As such, we focus on operating in a fiscally responsible manner, and on recruiting and retaining talented employees who believe in the company's values and long-term perspective.

        TDS' compensation objectives for executive officers are to support the overall business strategy and objectives, attract and retain high-quality management, link compensation to both individual and company performance, and provide compensation that is both competitive and consistent with our financial performance.

Highlights of the TDS Compensation Programs:

  •
  We have a Compensation Committee, comprised solely of independent directors, that reviews and approves the salaries, bonuses and long-term compensation of executive officers (other than the President and Chief Executive Officer of U.S. Cellular).

  •
  We designed our compensation programs to motivate executive officers to act in the best long-term interest of TDS.

  •
  We benchmark our executive officer compensation levels using market data supplied by our Compensation Committee's independent compensation consultant, Compensation Strategies, Inc., and by our compensation consultant, Towers Watson.

  •
  A major compensation goal is to provide compensation and benefit programs that are both attractive and fiscally responsible.

  •
  We provide few perquisites ("perks") to our officers.

  •
  We don't enter into employment contracts as a general practice.

  •
  We endeavor to conform with generally accepted compensation practices as defined by leading proxy advisory firms.

  •
  Our executive bonus program is appropriately balanced between company and individual performance.

  •
  The maximum amount of the bonus paid to officers is limited to 160% of the target bonus related to individual performance and 200% of the target bonus related to the quantitative assessment of company performance (subject to negative discretion by the Compensation Committee for the President and CEO of each of TDS and TDS Telecom).

  •
  As a general practice, we do not enter into agreements to provide substantial pre-defined termination benefits, such as "golden parachutes".

2012 Compensation

        Our executive officers' 2012 compensation is comprised of a mix of base salary, annual cash bonuses and equity-based, long-term incentive awards.

  •
  When setting base salaries, our Compensation Committee considers the benchmarking analyses performed by compensation consultants, the executives' personal accomplishments and their overall contribution to the success of the organization. Please refer to the detailed description of those considerations for each named executive under "Compensation Discussion and Analysis—Annual Cash Compensation—Base Salary".

  •
  Bonus awards are based on a combination of company and individual performance. For 2012 bonuses paid in 2013, except as adjusted for specified officers, the weighting was based 50% on individual performance and 50% on company performance. (As discussed below, with respect to 2013 bonuses paid in 2014, in general, 60% of the bonus will be based on company performance and 40% will be based on individual performance.) As to company performance, using both quantitative (70%) and qualitative (30%) assessments designed to provide a balanced approach to measuring performance for both U.S. Cellular (weighted at 75%) and TDS Telecom (weighted at 25%), for 2012 bonuses paid in 2013 we determined that the company performance portion of the TDS bonus would be paid at 81.4% of the targeted amount. (As discussed below, with respect to 2013 bonuses paid in 2014, company performance will be based on TDS consolidated results rather than a weighted average of U.S. Cellular and TDS Telecom performance.) Please refer to a description of TDS' performance under "Compensation Discussion and Analysis—Company Performance" and a description of each named executive officer's bonus under "Compensation Discussion and Analysis—Annual Cash Compensation—Bonus".

  •
  Long-term equity compensation awards for executive officers are based, in part, on company and individual performance, with the goal of increasing long-term company performance and shareholder value. Stock options, restricted stock units and bonus match units generally vest over several years, to reflect the goal of relating long-term executive compensation to increases in shareholder value over the same period. Please refer to the detailed description of those considerations for each named executive officer under "Compensation Discussion and Analysis—Long-Term Equity Compensation".

Corporate Governance

        TDS endeavors to follow good corporate governance practices and other best practices. For instance, TDS has established a fully independent Compensation Committee, even though it is not required to do so under law, SEC regulations or NYSE listing requirements because it is a controlled company. Good corporate governance is an important consideration to the Compensation Committee. TDS' commitment to good corporate governance has been recognized by Forbes, using Governance Metrics International (GMI), who identified TDS as one of only 100 companies to be named Most Trustworthy for 2012. GMI analyzed more than 8,000 companies before selecting the top 100. TDS also made the list in 2009 (the last time the list was produced). For 2012, TDS had an accounting and governance risk score of 98 out of 100. Additional information relating to TDS' good corporate governance practices and other best practices is set forth below under "Corporate Governance and Best Practices."

Say-on-Pay Vote

        SEC rules require TDS to disclose whether and, if so, how it considered the results of the most recent Say-on-Pay vote in determining compensation policies and decisions and, if so, how that consideration has affected its executive compensation decisions and policies.

        Responsive to the foregoing requirement, the Compensation Committee considered the fact that over 89% of the votes represented at the 2012 Annual Meeting of shareholders that could be cast were cast FOR the Say-on-Pay proposal with respect to 2011 compensation, as disclosed in the 2012 Proxy Statement. Because of the substantial support from shareholders in 2012, the Compensation Committee continued to apply principles that were substantially similar to those in 2011 in determining compensation policies and decisions and did not make any changes to TDS' executive compensation policies and decisions with respect to 2012 executive compensation as a result of the Say-on-Pay vote in 2012. The Compensation Committee will continue to consider the results of the annual Say-on-Pay votes in their future compensation policies and decisions.

Changes to Compensation Policies

        The Compensation Committee and management in late 2012 worked together to make a number of what they consider to be improvements in TDS' executive compensation programs to become effective in 2013. The reasons for these improvements are primarily to:

  •
  better motivate our executives;

  •
  better align our executives' cash bonuses with TDS' consolidated performance with a view to enhancing shareholder value; and

  •
  simplify these programs.

        The following improvements were made:

        Changes were made to the bonus program for bonuses relating to 2013 performance to be paid in 2014. For such bonuses, in general, 60% of the bonus will be based on quantitative company performance and 40% will be based on individual performance, and there will no longer be a qualitative component to company performance. Prior to this change, 50% of the bonus had been based on quantitative and qualitative assessments of company performance and 50% on individual performance. In addition, for bonuses relating to 2013 performance to be paid in 2014, company performance will be based on consolidated results of TDS. Prior to this change, the portion of company performance that was determined quantitatively based on financial performance represented a weighted average using 75% of U.S. Cellular's company performance and 25% of TDS Telecom's company performance. The TDS consolidated company performance will be based on the following three metrics with the following weights: consolidated service revenues (40%); consolidated operating cash flow, also commonly known as "EBITDA" (35%); and consolidated capital expenditures (25%).

        Effective with the long-term incentive awards granted in 2013, 50% of the target value of long-term incentive awards granted to TDS and TDS Telecom officers and certain employees will be delivered in the form of stock options and 50% in the form of restricted stock units. Prior to this change, the percentages had been 60% delivered as stock options and 40% delivered as restricted stock units.

        In addition, stock option and restricted stock unit awards granted in 2013 will vest in their entirety on the third anniversary of the grant date. Prior to this change, restricted stock units vested in December in the second year following the grant date, and options became exercisable with respect to one-third of the number of shares subject to the option on each of the first, second and third anniversaries of the grant date.

        The foregoing will be reflected in TDS' Proxy Statement for its 2014 Annual Meeting of shareholders.

        The foregoing changes do not apply to Mary N. Dillon, the President and CEO of U.S. Cellular. The compensation of the President and CEO of U.S. Cellular is established and administered by U.S. Cellular's chairman and the long-term incentive compensation committee of U.S. Cellular.

Overview

        TDS' compensation policies for executive officers are intended to provide incentives for the achievement of corporate and individual performance goals and to provide compensation consistent with the performance of TDS, utilizing good governance practices and other best practices, as discussed below.

        TDS' policies establish incentive compensation performance goals for executive officers based on factors over which such officers have control and which are viewed as important to TDS' long-term success. TDS believes compensation should be related to the performance of TDS and should be sufficient to enable TDS to attract and retain individuals possessing the talents required for long-term successful performance. Nevertheless, although performance influences compensation and awards, all elements of compensation are discretionary and officers do not become entitled to any compensation or awards solely as a result of the achievement of performance levels. References to "CEO" below refer to the Chief Executive Officer and may refer to the President and CEO of TDS, U.S. Cellular or TDS Telecom, as indicated. References to "CFO" below refer to the Chief Financial Officer of TDS.

        The responsibilities of the TDS Compensation Committee include the review of salary, bonus, long-term compensation and all other elements of compensation of executive officers of TDS, other than officers of U.S. Cellular or any of its subsidiaries. For these purposes, "executive officers" means all officers that are employees who are or will be identified in TDS' Proxy Statement as "executive officers," including the President and CEO of TDS Telecom and U.S. Cellular. The compensation of the President and CEO of U.S. Cellular is established and administered by U.S. Cellular's chairman and long-term incentive compensation committee, as described in the Proxy Statement of U.S. Cellular relating to its 2013 Annual Meeting of shareholders. Accordingly, except as expressly indicated below, the following discussion does not apply to Mary N. Dillon, the President and CEO of U.S. Cellular. Also, Ms. Dillon does not receive any long-term equity awards with respect to TDS shares; all of her awards made by the U.S. Cellular long-term incentive compensation committee are with respect to Common Shares of U.S. Cellular (NYSE: USM). Mary N. Dillon is a party to a letter agreement dated May 3, 2010 related to her employment with U.S. Cellular effective June 1, 2010. This letter agreement is described in footnote 3 to the Summary Compensation Table.

        The TDS Compensation Committee's charter provides that it will obtain advice and assistance from TDS' President and CEO and Vice President of Human Resources and from any other officer or employee of TDS, as it determines is appropriate. As discussed below, the Compensation Committee also utilizes the services of both an independent compensation consultant and TDS' compensation consultant.

        The Compensation Committee has not delegated any of its authority with respect to any of the officers identified in the Summary Compensation Table. The Compensation Committee's charter, however, permits it to delegate some or all of the administration of the long-term incentive plans or programs to the TDS President and CEO or other executive officer of TDS as the committee deems appropriate, to the extent permitted by law and the applicable long-term incentive plan or program, but not regarding any award to the TDS President and CEO.

Corporate Governance and Best Practices

        As noted above, TDS' commitment to good corporate governance has been recognized by Forbes, using Governance Metrics International (GMI), who identified TDS as one of only 100 companies to be named Most Trustworthy for 2012. GMI analyzed more than 8,000 companies before selecting the top 100. TDS also made the list in 2009 (the last time the list was produced). For 2012, TDS had an accounting and governance risk score of 98 out of 100. GMI states that its quantitative and qualitative analysis looks beyond the raw data on companies' income statements and balance sheets to assess the true quality of corporate accounting and management practices. GMI finds that its 100 Most Trustworthy Companies have consistently demonstrated transparent and conservative accounting practices and solid corporate governance and management. GMI indicates that its evaluation identifies companies with good housekeeping practices that do not have unusual or excessive executive compensation, high levels of management turnover, substantial insider trading relative to their corporate peers, or high levels of short-term executive compensation, which encourages management to focus on short-term results.

        Following good corporate governance and other best practices is also an important consideration of the Compensation Committee. The following identifies a number of the good governance practices and other best practices adopted and followed by TDS, even though in many cases it is not required to do so under law, SEC rules or NYSE listing requirements as a controlled company:

          (a)   TDS' board of directors has a majority of independent directors.

          (b)   All directors are elected annually.

          (c)   TDS has adopted Corporate Governance Guidelines that are intended to reflect good corporate governance and other best practices.

          (d)   TDS has established a Corporate Governance and Nominating Committee.

          (e)   The Corporate Governance and Nominating Committee operates under a formal charter and in a manner that is intended to reflect good corporate governance and other best practices.

          (f)    The positions of (i) Chairman of the Board and (ii) President and Chief Executive Officer are separated.

          (g)   The TDS Audit Committee, which is comprised entirely of independent directors, operates under a formal charter and in a manner that is intended to reflect good corporate governance and other best practices.

          (h)   TDS has established a Compensation Committee comprised solely of independent directors.

          (i)    The Compensation Committee operates under a formal charter and in a manner that is intended to reflect good corporate governance and other best practices.

          (j)    The Compensation Committee's charter provides that the committee has the authority to engage advisors, the fees of which are paid by TDS.

          (k)   Pursuant to the foregoing authority, the Compensation Committee has retained and obtained the advice of Compensation Strategies, Inc., a provider of executive compensation consulting services, since 2008. Compensation Strategies is independent and does not have any other relationships with or provide any other services to TDS or its affiliates.

          (l)    The Compensation Committee uses benchmark information supplied by Compensation Strategies in making executive officer compensation decisions.

        In addition to being comprised solely of independent directors, the members of the Compensation Committee are highly experienced and eminently qualified: George W. Off, formerly chief executive officer and chairman of Checkpoint Systems, Inc. and of Catalina Marketing Corporation, has substantial experience as the principal executive officer of public companies; Christopher D. O'Leary, currently executive vice president and chief operating officer—international of General Mills, Inc., has many years of significant experience in senior management of large businesses with a large number of employees; Gary L. Sugarman, currently executive chairman of FXecosystem, Inc. and principal of Richfield Capital Partners and Richfield Associates, Inc. has substantial experience in management, acquisitions and business development of telecommunications companies; and Herbert S. Wander (chairperson) is a partner of Katten Muchin Rosenman LLP with a national reputation as a corporate and acquisitions lawyer and as a corporate governance expert.

Objectives and Reward Structure of TDS' Compensation Programs

        The above Overview generally describes the objectives and reward structure of TDS' compensation programs. This section further discusses, with respect to the named executive officers identified in the Summary Compensation Table, (1) the objectives of TDS' compensation programs and (2) what the compensation programs are designed to reward.

        The objectives of TDS' compensation programs for executive officers are to:

  •
  support TDS' overall business strategy and objectives;

  •
  attract and retain high quality management;

  •
  link individual compensation with attainment of individual performance goals and with attainment of business unit and TDS objectives; and

  •
  provide competitive compensation opportunities consistent with the financial performance of TDS.

        The primary financial focus of TDS as a consolidated enterprise is the increase of long-term shareholder value through growth, measured primarily in such terms as return on capital, revenues, customer units in service, operating cash flow (operating income plus depreciation, amortization and accretion), operating income and capital spending control. Operating units of TDS may have somewhat different primary financial measures. TDS' compensation policies for executive officers are designed to reward the achievement of such corporate performance goals. However, there is no strict relationship between elements of compensation or total compensation and such measures of performance. Instead, compensation decisions are made subjectively by the Compensation Committee, considering certain performance measures, as well as all other appropriate facts and circumstances.

        Each element of compensation and the total compensation of the named executive officers are determined on the basis of the committee's analysis of multiple factors rather than solely on specific measures of performance. The Compensation Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the performance of the named executive officers.

        TDS' compensation programs are designed to reward performance of TDS on both a short-term and long-term basis. With respect to the named executive officers identified in the Summary Compensation Table, the design of compensation programs and performance rewarded is similar but with some differences for each of the named executive officers depending on such officer's position and responsibilities.

        The Compensation Committee evaluates the performance of the President and CEO of TDS in light of the annual and ongoing objectives for TDS and for its primary business units and the degree of attainment of those objectives, and sets the elements of compensation for the President and CEO of TDS based on such performance evaluation and compensation principles, as discussed below.

        With respect to the other executive officers identified in the Summary Compensation Table, the Compensation Committee reviews management's evaluation of the performance of such executive officers and determines and approves the elements of compensation for such executive officers based on such performance evaluations and compensation principles and the Compensation Committee's own assessment on the performance of these officers, as discussed below.

Elements of Compensation

        This section discusses, with respect to the officers identified in the Summary Compensation Table, (i) each element of compensation paid to such officers, (ii) why TDS chooses to pay each element of compensation, (iii) how TDS determines the amount or formula for each element of compensation, and (iv) how each compensation element and TDS' decisions regarding that element fit into TDS' overall compensation objectives and affect decisions regarding other elements.

        Each element of compensation paid to the named executive officers is as follows:

  •
  Annual Cash Compensation

  o
  Salary

  o
  Bonus

  •
  Long-term Equity Compensation pursuant to Long-Term Incentive Plans

  o
  Stock Awards

  –
  Bonus Stock Match Unit Awards

  –
  Restricted Stock Unit Awards

  o
  Stock Options

  •
  Other Benefits and Plans Available to Named Executive Officers

  o
  Deferred Compensation

  o
  Supplemental Executive Retirement Plan ("SERP")

  o
  Perquisites

  •
  Other Generally Applicable Benefits and Plans

  o
  Tax-Deferred Savings Plan

  o
  Pension Plan

  o
  Post-Retirement Welfare Benefits

  o
  Welfare Benefits during Employment

        TDS has chosen to pay or provide these elements of compensation after considering common compensation practices of peers and other companies with similar characteristics, in order to support TDS' overall business strategy and objectives. TDS recognizes that it must compensate its executive officers in a competitive manner comparable to similar companies in order to attract and retain high quality management, attain or exceed business objectives and targeted financial performance and increase shareholder value. Executive compensation is intended to provide, in the judgment of the Compensation Committee, an appropriate balance between the long-term and short-term performance of TDS, and also a balance between TDS' financial performance and shareholder return.

        TDS does not have defined guidelines that determine the amount or formula for each element of pay. TDS also does not have defined guidelines that determine how each compensation element and decisions regarding that element fit into TDS' overall compensation objectives and affect decisions regarding other elements. TDS has no target levels for cash versus equity compensation. Instead, TDS establishes elements of compensation and determines how they fit together overall in the manner described in the following discussion.

        As noted above, the elements of executive compensation include both annual cash and long-term equity compensation. Annual cash compensation consists of base salary and an annual bonus. Annual compensation decisions are based partly on individual and corporate short-term performance and partly on individual and corporate cumulative long-term performance during the executive's tenure in his or her position, particularly with regard to the President and CEO. Long-term equity compensation is intended to compensate executives primarily for their contributions to long-term increases in shareholder value and is generally provided through the grant of stock options and restricted stock units.

        The Compensation Committee determines annually each executive officer's base salary, taking into consideration: (1) the appropriate salary range for the executive officer's position and responsibilities, (2) his or her performance during the preceding year, (3) his or her performance during the executive's tenure in the position, (4) TDS' and its business units' performance during the year compared to plan and compared with that of similar companies, (5) the recommendation of the President and CEO (with respect to executive officers other than the President and CEO) and (6) such other facts and circumstances as the committee may deem relevant. The Compensation Committee makes such determination considering the matters described below, including advice and information from its independent compensation consultant, Compensation Strategies, Inc. See "Compensation Consultant" below for information about Compensation Strategies.

        In addition, the Compensation Committee determines annually each executive officer's bonus, taking into consideration: (1) the executive officer's performance during the preceding year, including contributions to TDS and its business units, and achievement of individual objectives, (2) TDS' and its business units' performance during the year compared to plan and compared with that of similar companies, (3) the achievement of important corporate and business unit objectives for the year, (4) the recommendation of the President and CEO (with respect to executive officers other than the President and CEO) and (5) such other facts and circumstances as the committee may deem relevant.

        In general, other facts and circumstances that the Compensation Committee considers in determining the annual cash compensation of the named executive officers and/or that the President and CEO considers in his evaluation and recommendation to the Compensation Committee with respect to the named executive officers, other than the President and CEO, include the following: the fact that TDS is a public company; the publicly-available benchmark information of cash compensation of TDS' publicly-held peers and other publicly-held companies, as discussed below; the fact that TDS is primarily a regional competitor and that some of its competitors are national or global telecommunications companies that are much larger than TDS and possess greater resources than TDS; the fact that TDS is a controlled company; and the fact that the primary financial focus of TDS as a consolidated enterprise is the increase of long-term shareholder value through growth. Additional facts and circumstances considered with respect to the named executive officers are discussed below in the discussion relating to each such officer.

        The Compensation Committee also determines long-term equity compensation awards to the named executive officers under the long-term incentive plans, which include options, restricted stock units and bonus match units, as discussed below. Grants of options, restricted stock units and bonus match units by TDS to the President and CEO and the other executive officers are generally made to all such officers at the same time in a particular year. In 2012, options and restricted stock units were granted on May 16, 2012. Bonus match units were granted on March 8, 2012 (the date that the related bonus was determined). TDS may also make grants of equity awards during other times of the year as it deems appropriate. All option, restricted stock unit and bonus match unit awards are expensed over the applicable vesting periods.

        TDS does not backdate options or have any program, plan or practice to time the grant of awards in coordination with the release of material non-public information.

        The Compensation Committee does not consider an officer's outstanding equity awards or stock ownership levels when determining the value of the long-term incentive award component of such officer's compensation. The Compensation Committee makes long-term incentive awards based on performance for a particular year and other considerations as described herein and does not consider outstanding equity awards and stock ownership to be relevant in connection therewith.

Risks Relating to Compensation to Executive Officers

        TDS does not believe that the incentives in compensation arrangements maintained by TDS encourage executive officers to take unnecessary, excessive or inappropriate risks that could threaten the value of TDS, or that risks arising from TDS' compensation policies and practices for executive officers are reasonably likely to have a material adverse effect on TDS. Also, TDS does not believe that risks arising from TDS' compensation policies and practices for its employees, including non-executive officers, are reasonably likely to have a material adverse effect on TDS. See discussion under "Risks from Compensation Policies and Practices" below.

Compensation Consultant

        Towers Watson is TDS management's primary compensation consultant. Towers Watson is engaged by TDS management who provides from time to time to the Compensation Committee various materials provided to TDS by Towers Watson as described below. Towers Watson also provides compensation consulting and other services to TDS' subsidiary, U.S. Cellular, which are described in the U.S. Cellular Proxy Statement. The TDS Compensation Committee has no involvement in such consulting or other services provided to U.S. Cellular.

        As required by SEC rules, the following discloses the role of Towers Watson in determining or recommending the amount or form of executive officer compensation, the nature and scope of the assignment, and the material elements of the instructions or directions given to Towers Watson with respect to the performance of its duties under its engagement: Towers Watson provides external benchmarking data to TDS from its executive compensation survey database. See "Benchmarking" below. Towers Watson also performs other services for TDS, which may include consulting on TDS compensation plans and the provision of non-customized benchmark data.

        The Compensation Committee's charter provides that the committee shall have the authority to engage advisors as it deems necessary to carry out its duties and that TDS shall provide appropriate funding, as determined by the Compensation Committee, for payment of any advisor retained by the committee, as well as ordinary administrative expenses of the committee that are necessary or appropriate in carrying out its duties. Pursuant to such authority, since 2008, the Compensation Committee has retained and obtained the advice of Compensation Strategies, Inc., a provider of executive compensation consulting services. TDS management has no role in the engagement of Compensation Strategies and Compensation Strategies does not provide any services to TDS or its affiliates other than its services to the Compensation Committee.

        As required by SEC rules, the following discloses the role of Compensation Strategies in determining or recommending the amount or form of executive officer compensation, the nature and scope of the assignment, and the material elements of the instructions or directions given to Compensation Strategies with respect to the performance of its duties under its engagement: Compensation Strategies reviews TDS' various compensation elements and programs and provides independent analysis and advice to the Compensation Committee for the purpose of evaluating such elements and programs. As discussed below under "Benchmarking", Compensation Strategies conducted a competitive review of compensation levels of TDS executive officers in 2012 as a cross-check to the information provided by Towers Watson. In 2012, Compensation Strategies also provided advice to the Compensation Committee relating to changes to the bonus program discussed above and advice on other elements of compensation.

        Towers Watson also provides compensation consulting and other services to TDS' subsidiary, U.S. Cellular, which are described in the U.S. Cellular Proxy Statement for its 2013 Annual Meeting of shareholders. The TDS Compensation Committee has no involvement in these services.

Compensation Consultant Conflicts of Interest

        With regard to each of Towers Watson and Compensation Strategies, the Compensation Committee considered if their work raised any conflict of interest.

        The following identifies considerations by the Compensation Committee in evaluating whether the work of Towers Watson or Compensation Strategies in 2012 raised any conflict of interest, based on factors identified in Rule 10C-1 under the Securities Exchange Act of 1934, as amended. The following was prepared in consultation with Towers Watson and Compensation Strategies.

FACTOR	TOWERS WATSON	COMPENSATION STRATEGIES
1. The provision of other services to the issuer by the person that employs the compensation consultant.	1. The Compensation Committee does not believe the benchmarking provided by Towers Watson to TDS management who furnishes this information to the Compensation Committee, or the other services of Towers Watson, raise a potential conflict of interest, but if they did, it has been addressed by the Compensation Committee by retaining and obtaining the advice of an independent compensation consultant, Compensation Strategies.	1. Neither Compensation Strategies nor its affiliates provided any services to TDS or its affiliates or to the Compensation Committee in 2012 other than the services to the Compensation Committee described above under "Compensation Consultant".

2. The amount of fees received from the issuer by the person that employs the compensation consultant, legal counsel, or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant.
2. The amount of fees received from TDS by Towers Watson as a percentage of the total revenue of Towers Watson is not significant (far less than 1% of Towers Watson's revenue). (The amount of fees received from U.S. Cellular by Towers Watson as a percentage of the total revenue of Towers Watson is also insignificant and far less than 1% of Towers Watson's revenue).
2. Although the amount of fees received from TDS by Compensation Strategies as a percentage of the total revenue of Compensation Strategies is a more significant component of its revenue than the fees received from TDS by Towers Watson, this is not considered to be a significant concern because Compensation Strategies is not substantially dependent on fees from TDS. Also, Compensation Strategies is engaged by the Compensation Committee for independent advice with respect to compensation to TDS management, and is not engaged by and has no dependence on engagements from TDS management.
3. The policies and procedures of the person that employs the compensation consultant that are designed to prevent conflicts of interest.	3. The policies and procedures of Towers Watson, including the policies and procedures relating to the six factors set forth in this table, are designed to prevent conflicts of interest.	3. The policies and procedures of Compensation Strategies, including the policies and procedures relating to the six factors set forth in this table, are designed to prevent conflicts of interest.

FACTOR	TOWERS WATSON	COMPENSATION STRATEGIES
4. Any business or personal relationships of the compensation consultant with a member of the compensation committee.	4. There are no business or personal relationships of Towers Watson or its representatives providing compensation consulting services to TDS (or their immediate family members) with any member of the Compensation Committee, except the business relationship arising from the compensation consulting and other services provided to TDS by Towers Watson, as disclosed in this Proxy Statement (and the compensation consulting and other services provided to U.S. Cellular by Towers Watson, as disclosed in the U.S. Cellular Proxy Statement).	4. There are no business or personal relationships of Compensation Strategies or its representatives providing compensation consulting services to TDS (or their immediate family members) with any member of the Compensation Committee, except the business relationship arising from the compensation consulting services provided to TDS by Compensation Strategies, as disclosed in this Proxy Statement.
5. Any stock of the issuer owned by the compensation consultant.	5. Stock of TDS is not owned by Towers Watson or its representatives providing compensation consulting services to TDS (or their immediate family members).	5. Stock of TDS is not owned by Compensation Strategies or its representatives providing compensation consulting services to TDS (or their immediate family members).
6. Any business or personal relationships between the executive officers of the issuer and the compensation adviser or the person employing the adviser.
6. There are no business or personal relationships between any executive officers of TDS, and Towers Watson or its representatives providing compensation consulting services to TDS (or their immediate family members), except the business relationship arising from the compensation consulting and other services provided to TDS by Towers Watson, as disclosed in this Proxy Statement (and the compensation consulting and other services provided to U.S. Cellular by Towers Watson, as disclosed in the U.S. Cellular Proxy Statement).
6. There are no business or personal relationships between any executive officers of TDS, and Compensation Strategies or its representatives providing compensation consulting services to TDS (or their immediate family members), except the business relationship arising from the compensation consulting services provided to TDS by Compensation Strategies, as disclosed in this Proxy Statement.

        In addition to the above factors, the Compensation Committee considered other facts and circumstances in evaluating if the work of Towers Watson or Compensation Strategies raised any conflict of interest.

        Neither Compensation Strategies nor its affiliates provided any services to TDS or its affiliates or to the Compensation Committee in 2012 other than to provide to the Compensation Committee the foregoing described advice or recommendations. Accordingly, this work of Compensation Strategies does not raise a conflict of interest. The Compensation Committee does not believe the benchmarking provided by Towers Watson or the other services provided by Towers Watson raise a conflict of interest, but if they did, such conflict has been addressed by the Compensation Committee by retaining and obtaining the advice of an independent compensation consultant, Compensation Strategies. The Compensation Committee also does not believe the services provided by Towers Watson to U.S. Cellular raise a conflict of interest with respect to TDS considering, among other things, the fact that TDS controls U.S. Cellular and the fact that the amount of fees received from U.S. Cellular by Towers Watson as a percentage of the total revenue of Towers Watson is insignificant (far less than 1% of Towers Watson's revenue).

        Although the independence rules of Section 303.05 of the NYSE Listed Company Manual are not applicable to TDS because it is a controlled company, the Compensation Committee believes that Compensation Strategies would nonetheless satisfy the independence requirements of such rules if they were applicable, based on the above criteria.

        Neither Towers Watson nor Compensation Strategies provides any advice as to director compensation.

Benchmarking

        TDS engages in benchmarking as described below.

        For executive compensation purposes, market benchmark data is obtained from the Towers Watson Executive Compensation Database. For compensation decisions in 2012, data was obtained from the 2011 database. The database contained data for over 750 companies that represented a diverse range of companies across all industries, including companies from the telecommunications, retail, financial, electronics, pharmaceutical, manufacturing and consumer products sectors. This database was used to benchmark the ranges of annual cash compensation considered to be appropriate for the named executive officers, as discussed below. This database also was used to benchmark the equity compensation awards of the named executive officers, as discussed below. TDS believes this approach provides a reasonably accurate reflection of the competitive market for such elements of compensation necessary to retain current executives and attract future executives to positions at TDS. In addition, TDS believes this methodology is more statistically valid than solely benchmarking these elements of compensation to the limited number of companies in the peer group used for the "Stock Performance Graph" that is included in the TDS Annual Report to shareholders, as discussed below.

        The identities of the individual component companies that are included in the Towers Watson database are neither disclosed to nor considered by TDS or the Compensation Committee. TDS and the Compensation Committee rely upon and consider to be material only the aggregated survey data prepared by Towers Watson. They do not obtain or consider information on the identities of the individual companies included in the survey in connection with any compensation decisions because this information is not considered to be material.

        In 2012, the Compensation Committee also obtained peer group information from its independent compensation consultant, Compensation Strategies. In particular, in 2012, Compensation Strategies provided market data for a peer group for purposes of a competitive review of compensation levels of TDS' executive officers. This was done as a cross-check against the information provided by Towers Watson in connection with the approval of compensation in 2012.

        For this cross-check in 2012, Compensation Strategies created an industry peer group that consisted of the following 11 publicly-traded companies: CenturyLink, Cincinnati Bell, Frontier Communications, IDT Corp., Leap Wireless International, Level 3 Communications, MetroPCS Communications, NII Holdings, Primus Telecommunication Group, tw telecom and Windstream. These companies were included in this analysis because they are companies somewhat similar in size to TDS in the telecommunications industry. Compared to the group used for the 2011 cross-check analysis, this peer group no longer included Global Crossing, Qwest Communications International or XO Holdings due to acquisition transactions.

        TDS also generally considers compensation arrangements at the companies in the peer group index included in the "Stock Performance Graph" that is included in the TDS Annual Report to shareholders, as discussed below, as well as other companies in the telecommunications industry and other industries, to the extent considered appropriate, based on similar size, function, geography or otherwise. This information is used to generally understand the market for compensation arrangements for executives, but is not used for benchmarking purposes.

        TDS selected the Dow Jones U.S. Telecommunications Index, a published industry index, as its peer group for the Stock Performance Graph. As of December 31, 2011, the Dow Jones U.S. Telecommunications Index was composed of the following companies: AboveNet, American Tower (Class A), AT&T, CenturyLink, Cincinnati Bell, Crown Castle International Corp., Frontier Communications, Leap Wireless International, Leucadia National, Level 3 Communications, MetroPCS Communications, NII Holdings, SBA Communications Corp., Sprint Nextel, Telephone and Data Systems, tw telecom (Class A), U.S. Cellular, Verizon Communications, Virgin Media and Windstream. As of December 31, 2012, Dow Jones deleted the following companies from this index: AboveNet, American Tower, Leap Wireless International, U.S. Cellular and Virgin Media. Dow Jones did not add additional companies to this index in 2012.

Company Performance

        For purposes of evaluating and determining compensation levels, in 2012, TDS calculated an overall percentage of TDS performance based on the performance of U.S. Cellular and TDS Telecom. The following shows TDS' level of achievement with respect to 2012.

        TDS overall company performance for 2012 was 81.4% of target. This represents the average of the U.S. Cellular overall company performance of 82.0% and the TDS Telecom overall company performance of 79.7%, as weighted by the percentages specified below, calculated as follows:

Business Unit	Business Unit Performance as a Percentage of Target	Weighting	Weighted Performance
	(a)	(b)	(a) × (b)
U.S. Cellular	82.0%	75%	61.5%
TDS Telecom	79.7%	25%	19.9%

Weighted Average Company Performance as a Percentage of Target			81.4%

        The following shows the calculation of the weighted quantitative financial performance and the weighted qualitative company performance:

		Formula	U.S. Cellular	TDS Telecom	Total
a	Weight		75%	25%	100%
b	Weighted Quantitative Financial Performance (100%)	a × c	46.9%	16.1%	63.0%
	Business Unit Performance:
c	Quantitative Financial Performance		62.5%	64.6%	N/A
d	Qualitative Company Performance		127.5%	115.0%	N/A
	Calculation of Overall Business Unit Performance:
e	Quantitative Financial Performance	c × 70%	43.8%	45.2%	N/A
f	Qualitative Company Performance	d × 30%	38.3%	34.5%	N/A

g	Total (may not total due to rounding)	e + f	82.0%	79.7%	N/A

	Calculation of Weighted Company Performance:
h	Weighted Quantitative Financial Performance (70%)	a × e	32.8%	11.3%	44.1%
i	Weighted Qualitative Company Performance (30%)	a × f	28.7%	8.6%	37.3%

	Total	h + i			81.4%

        The level of financial performance is determined quantitatively based on financial performance measures, and comprises 70% of the company performance portion of the bonus. The targets used to determine quantitative financial performance could be adjusted to reflect unanticipated events. The remaining 30% measure of company performance is determined qualitatively and subjectively by the Chairman thereof.

        Performance of U.S. Cellular for 2012 is discussed in the U.S. Cellular Proxy Statement. As noted therein, the quantitative financial performance percentage for U.S. Cellular for 2012 was determined to be 62.5%. Also as noted in the U.S. Cellular Proxy Statement, the qualitative company performance percentage for 2012 as determined by the Chairman of U.S. Cellular was 127.5%, resulting in an overall company performance percentage for U.S. Cellular of 82.0% as calculated above.

        As calculated below, the quantitative financial performance percentage for TDS Telecom for 2012 was calculated to be 64.6%. The qualitative company performance percentage for 2012 as determined by the Chairman of TDS Telecom was 115.0%, resulting in an overall company performance percentage for TDS Telecom of 79.7% as calculated below.

        The following provides information on performance metrics and achievement of TDS Telecom with respect to 2012 that were used in calculating the quantitative financial performance for TDS Telecom. Financial information presented in the below table is based on the performance metrics established specifically for bonus purposes and may not agree with the segment financial information for TDS Telecom reported in TDS' 2012 Form 10-K, which is based on accounting principles generally accepted in the United States ("GAAP"), or with other publicly disclosed information. The TDS Telecom performance metrics and achievements are approved by the TDS Telecom Chairman based on internal financial reporting information and not based on GAAP financial statements.

Measurement	Actual 2012 Results	2012 Target	Actual Results as a % of Target	Minimum Threshold Performance (as a % of Target)	Maximum Performance (as a % of Target)	Target Points	Actual Points Earned	% Achieved
GROWTH
Consumer Weighted RGUs (Revenue Generating Units)	112,435	133,626	84.1%	70%	130%	125	85	68.0%
Commercial Weighted RGUs	70,021	68,641	102.0%	70%	130%	125	133	106.4%
Revenue per Account	$142.07	$144.16	98.5%	90%	110%	110	100	90.9%
Hosted and Managed Services (HMS) Revenue	86.4%	100.0%	86.4%	90%	110%	80	—	—%
CUSTOMER SATISFACTION
Consumer Weighted Churn*	1.35%	1.39%	97.1%	120%	80%	90	103	114.4%
Commercial Weighted Churn*	1.04%	1.01%	103.0%	120%	80%	90	81	90.0%
PRODUCTIVITY
Cost to Provide Service per Weighted RGU*	$31.79	$30.97	102.6%	110%	90%	100	84	84.0%
General and Administrative (G&A) Expenses as a % of Revenue*	17.2%	16.1%	106.8%	110%	90%	100	60	60.0%
OVERALL PERFORMANCE
Return on Capital (ROC)	1.83%	3.16%	57.9%	80%	120%	180	—	—%

						1,000	646	64.6%

*
Lower actual amount is better.

        If a metric does not meet the minimum threshold performance level, no target points are awarded with respect to such metric. If maximum performance or greater is achieved, 200% of the target points are awarded. As shown above, the minimum threshold was achieved with respect to seven of the nine metrics, but performance was less than maximum performance in each case. As a result, the target points were prorated based on the formula included in the TDS Telecom bonus plan.

        A total of 646 actual versus 1,000 target points were achieved and, as a result, the overall percentage achieved was 64.6%.

        The qualitative company performance percentage as determined by the TDS Telecom Chairman was 115.0%. In arriving at this percentage, the Chairman considered a number of accomplishments by TDS Telecom management, including the acquisition of another hosted and managed service (HMS) business, further development of HMS plans and strategies, the launch of managed cloud services, the launch of internet protocol television (IPTV) in new markets, further action intended to improve net promoter scores and continued emphasis on cost control and keeping capital expenditures under budget.

        As a result, the overall percentage deemed to have been achieved by TDS Telecom for company performance with respect to 2012 was 79.7%, calculated as follows:

	Percentage of Performance	Weight	Weighted Performance
Quantitative Financial Performance	64.6%	70%	45.2%
Qualitative Company Performance	115.0%	30%	34.5%

			79.7%

Personal Objectives and Performance

        In addition to TDS and/or business unit performance, the Compensation Committee may consider personal objectives and performance. There was no minimum level of achievement of any personal objectives that was required for any cash compensation decision. The assessment of the achievement of personal objectives is not formulaic, objective or quantifiable. Instead, the individual performance considerations are factors, among others, that are taken into account in the course of making subjective judgments in connection with compensation decisions.

        The following summarizes the TDS corporate objectives and accomplishments applicable to the TDS President and CEO and all other TDS corporate executive officers in 2012: (i) TDS corporate oversaw and achieved overall TDS performance for 2012 of 81.4% of target, representing the weighted average of the U.S. Cellular overall company performance of 82.0% and the TDS Telecom overall company performance of 79.7%; (ii) TDS corporate and business unit teams collaborated in pursuing strategies, programs and investments to deliver high levels of customer satisfaction, growth, and a good return on investment, including U.S. Cellular business development projects, TDS HMS strategy projects and TDS Telecom's fiber vs. copper analysis; (iii) TDS corporate and business units collaborated in strategic and operational initiatives to improve the business through process and other efficiency improvements, including reducing U.S. Cellular on-network data usage, and mainframe re-platforming at TDS Telecom; (iv) the TDS acquisition and corporate development department worked closely with U.S. Cellular and potential sellers to purchase spectrum at reasonable prices to facilitate long-term evolution (LTE) deployment and relieve capacity constraints; (v) TDS, working with U.S. Cellular, was active in several FCC proceedings including rulemakings seeking rules for major spectrum auctions that would make useful spectrum accessible to U.S. Cellular to support its growth; (vi) TDS worked with U.S. Cellular and TDS Telecom to plan and execute major 2012 technology deployments and to plan major 2013 technology deployments, especially extending the footprints of LTE for U.S. Cellular and IPTV for TDS Telecom; (vii) TDS actively assisted TDS Telecom in sourcing, evaluating and acquiring additional HMS companies (resulting in the acquisition of one HMS company); (viii) TDS management completed an initiative to find and evaluate significant growth opportunities, and made recommendations to the TDS board of directors; (ix) TDS management assessed additional opportunities that were viewed as shareholder-friendly, value-enhancing and consistent with TDS' long-term strategies, and presented this information to the TDS board of directors; and (x) TDS made progress in developing an enterprise-wide wellness program.

        The following summarizes the TDS Telecom objectives and accomplishments applicable to the TDS President and CEO and the TDS Telecom President and CEO in 2012. TDS Telecom (i) achieved overall company performance for 2012 of 79.7% and achieved more than threshold performance with respect to seven of nine metrics as discussed above, (ii) developed a strategic roadmap that includes projects deemed necessary to optimize the business portfolio, (iii) launched IPTV to additional households during the year, (iv) continued to emphasize cost savings and improved customer interaction through several information services projects, (v) aligned plans relating TDS Telecom's super high speed network with IPTV services, (vi) increased sales of managed IP and other new commercial services, (vii) focused on commercial and HMS customer satisfaction levels and further improved certain net promoter scores, (viii) managed regulatory reform issues/legislative activities, (ix) pursued completion of stimulus projects and marketing additional services to customers in these markets, (x) pursued growth of the HMS operations through investment in sales and marketing resources, (xi) acquired another HMS business, (xii) pursued growth and operating profit objectives for acquired HMS, (xiii) launched commercial managed cloud services, and (xiv) continued to work with HMS to explore opportunities to cross sell services.

        The U.S. Cellular objectives and accomplishments applicable to the TDS President and CEO and the U.S. Cellular President and CEO in 2012 are summarized in the U.S. Cellular Proxy Statement for the 2013 Annual Meeting of shareholders.

Annual Cash Compensation

        Annual cash compensation decisions, consisting of base salary for the current year and bonus based on performance, are generally made concurrently by the Compensation Committee each year for each of the named executive officers.

        As part of the process of determining the appropriate elements of annual cash compensation for the named executive officers, the Compensation Committee is provided with information about the compensation of similar executive officers at other companies, including chief executive officers of companies, chief executive officers and chief operating officers of principal business units, if available, chief financial officers and other officers with responsibilities comparable to the TDS named executive officers, as reported in the survey data discussed above and the proxy statements of other companies. The Compensation Committee also considers recommendations from the President and CEO of TDS regarding compensation for the named executives other than the President and CEO of TDS, each of which reports directly to him. The TDS Vice President—Human Resources prepares for the committee an analysis of compensation paid to similar executive officers of other comparable companies. See "Benchmarking" above.

        Annually, the nature and extent of each executive officer's personal accomplishments and contributions for the year are determined, based on information submitted by the executive and by others familiar with his or her performance, including the President and CEO of TDS in the case of the named executive officers other than the President and CEO of TDS. The Compensation Committee evaluates the information in terms of the personal objectives established for such executive officer for the performance appraisal period.

        The Compensation Committee also assesses how well TDS did as a whole during the year, as discussed above, and the extent to which the President and CEO of TDS believes the executive officers other than the President and CEO of TDS contributed to the results, as discussed below. With respect to executive officers having primary responsibility over a certain business unit or division of TDS, the Compensation Committee considers the performance of the business unit or division and the contribution of the executive officer thereto.

        The Compensation Committee uses these sources and makes the determination of appropriate elements of compensation and ranges for such elements for such named executive officers based on its informed judgment, using the information provided to it by the Vice President—Human Resources, including information from Towers Watson, and information from its independent compensation consultant, Compensation Strategies. The Compensation Committee also has access to numerous performance measures and financial statistics prepared by TDS. This financial information includes the audited financial statements of TDS, as well as internal financial reports such as budgets and actual results, operating statistics and other analyses. The committee may also consider such other factors as it deems appropriate in making its compensation decisions.

        The elements of compensation and ranges for such elements are not based on any formal analysis nor is there any documentation of this decision making process. No specific measures of performance or factors are considered determinative in the compensation of executive officers. Instead, all the facts and circumstances are taken into consideration by the Compensation Committee. Ultimately, it is the informed judgment of the committee, after reviewing all the facts and circumstances, that determines the elements of compensation and total compensation for the executive officers.

        The following shows certain considerations relating to compensation paid in 2012:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Scott H. Williamson	David A. Wittwer
Position at TDS	Director and President and CEO	Director and Executive Vice President and CFO	Senior Vice President— Acquisitions and Corporate Development	Executive Officer
Position at U.S. Cellular	Director and Chairman	Director and Vice President and Assistant Treasurer	N/A	N/A
Position at TDS Telecom	Director and Chairman	Director	N/A	Director and President and CEO
Year Appointed to Current Officer Title at TDS (TDS Telecom for Mr. Wittwer)	1981 (President) and 1986 (CEO)	2007	1998	2006
Year Employed at TDS or its Subsidiaries	1968	1987	1995	1983
Primary Responsibilities	Primary responsibility for operations and performance of TDS and subsidiaries as TDS CEO	Primary responsibility for financial business and affairs of TDS and subsidiaries	Primary responsibility for acquisitions and corporate development of TDS and subsidiaries	Primary responsibility for operations and performance of TDS Telecom as TDS Telecom CEO
Overall Weighted Company Performance for 2012 (as applicable)
U.S. Cellular	82.0%	—	—	—
TDS Telecom	79.7%	—	—	79.7%
Combined	81.4%	81.4%	81.4%	—

  Base Salary

        The base salary element of compensation of each officer is set within the range identified for this element based on an assessment of the responsibilities and the performance of such officer, also taking into account the performance of TDS and/or its business units or divisions, other comparable companies, the industry and the overall economy during the preceding year. Column (c), "Salary," of the below Summary Compensation Table includes the dollar value of base salary (cash and non-cash) earned by the named executive officers during 2012, 2011 and 2010, whether or not paid in such year.

        The following shows certain information relating to base salary in 2012 compared to 2011. In addition, the following discloses base salary in 2013 for information purposes. The 2013 base salary will be reported in the Summary Compensation Table in the 2014 Proxy Statement.

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Scott H. Williamson	David A. Wittwer
2011 Base Salary	$1,352,700	$658,500	$611,000	$533,000
2012 Base Salary	$1,352,700	$658,500	$611,000	$550,000
$ Change in 2012	$—	$—	$—	$17,000
% Change in 2012	—%	—%	—%	3.2%
$ Change in 2013	$—	$27,000	$16,500	$18,000
2013 Base Salary approved in March 2013	$1,352,700	$685,500	$627,500	$568,000

        The TDS Compensation Committee reviews the base salary and the amount of the bonus of the executive officers on a combined basis as described below under "Total Cash Compensation."

  Bonus

        TDS has established performance guidelines and procedures for awarding bonuses to certain officers (not including the President and CEO of each of TDS, U.S. Cellular and TDS Telecom). These guidelines and procedures, as amended and restated, were filed by TDS as Exhibit 10.3 to TDS' Form 8-K dated November 18, 2009. The guidelines provide that each year a specified percentage of an officer's bonus will be determined based on individual performance and that the remaining percentage will be based on company performance. For bonuses relating to 2012 performance that were paid in

2013, in general, 50% of an officer's target bonus was based on the officer's individual performance and the remaining 50% was based on company performance, except these percentages were adjusted for certain officers in the discretion of the Compensation Committee. The percentages approved for the bonuses relating to 2012 performance paid in 2013 for the named executive officers are set forth below. The maximum amount of the bonus based on individual performance is 160% of the target bonus related to individual performance. The maximum amount of the bonus based on the quantitative assessment of company performance cannot exceed 200% of the target bonus related to company performance. The guidelines provide that, to the extent and only to the extent that any bonus is paid for a performance year, such bonus shall be deemed to have been earned on December 31 of that performance year. In addition, the guidelines specify that, notwithstanding any other provision of the guidelines, 100% of the bonus is discretionary, and that negative discretion may be used to reduce the portion of any bonus calculated pursuant to the guidelines with respect to company performance. The guidelines also specify the officers to whom the guidelines apply, and specify which officers' bonuses are approved by the TDS Compensation Committee and which officers' bonuses are approved by the President and CEO of TDS (or such other TDS officer to whom the President and CEO of TDS delegates such authority). The guidelines provide that any bonus awarded with respect to a performance year will be paid during the period commencing on the January 1 immediately following the performance year and ending on the March 15 immediately following the performance year.

        In addition, TDS has established performance guidelines and procedures for awarding bonuses to the President and CEO of TDS. These guidelines and procedures were filed by TDS as Exhibit 10.2 to TDS' Form 8-K dated November 19, 2008, and an amendment to such guidelines and procedures was filed by TDS as Exhibit 10.1 to TDS' Form 8-K dated November 18, 2009. These guidelines and procedures provide that the Compensation Committee in its sole discretion determines whether an annual bonus will be payable to the President and CEO of TDS for a performance year and, if so, the amount of such bonus, and describe factors that may be considered by the committee in making such determination, including any factors that the committee in the exercise of its judgment and discretion determines relevant. The guidelines and procedures provide that no single factor will be determinative and no factor will be applied mechanically to calculate any portion of the bonus of the President and CEO. The entire amount of the bonus is discretionary. The guidelines and procedures provide that the President and CEO will have no right or expectation with respect to any bonus until the committee has determined whether a bonus will be paid for a performance year. The guidelines also provide that any bonus awarded with respect to a performance year will be paid during the period commencing on the January 1 immediately following the performance year and ending on the March 15 immediately following the performance year. Although not specified in the guidelines, the Compensation Committee applies with respect to the President and CEO of TDS the same limits as in the above guidelines applicable to other officers. As a result, 50% of the 2012 target bonus of the President and CEO of TDS was based on individual performance and the remaining 50% was based on company performance (subject to adjustment in the discretion of the Compensation Committee). The maximum amount of the bonus based on individual performance was 160% of the target bonus related to individual performance and the maximum amount of the bonus based on company performance was 200% of the target bonus related to company performance (subject to negative discretion by the Compensation Committee).

        In addition, the TDS Telecom Chairman and TDS Compensation Committee have established guidelines and procedures for awarding bonuses to the President and CEO of TDS Telecom. These guidelines and procedures were filed as Exhibit 10.27 to TDS' Annual Report on Form 10-K for the year ended December 31, 2009. These guidelines and procedures provide that the TDS Telecom Chairman and TDS Compensation Committee in their sole discretion determine whether an annual bonus will be payable to the TDS Telecom President and CEO for a performance year and, if so, the amount of such bonus, and describe factors that may be considered by the TDS Telecom Chairman and TDS Compensation Committee in making such determination, including any factors that they in the exercise of their judgment and discretion determine relevant. The guidelines and procedures provide that no single factor will be determinative and no factor will be applied mechanically to calculate any portion of the bonus of the President and CEO of TDS Telecom. The entire amount of the bonus is discretionary. The guidelines and procedures provide that the President and CEO of TDS Telecom will have no right or expectation with respect to any bonus until the TDS Telecom Chairman and TDS Compensation

Committee have determined whether a bonus will be paid for a performance year. The guidelines also provide that, to the extent and only to the extent that any bonus is paid for a performance year, such bonus shall be deemed to have been earned on December 31 of that performance year. The guidelines also provide that any bonus awarded with respect to a performance year will be paid during the period commencing on the January 1 immediately following the performance year and ending on the March 15 immediately following the performance year. The Compensation Committee follows the practice that the maximum amount of the bonus based on individual performance is 160% of the target bonus related to individual performance and the maximum amount of the bonus based on company performance cannot exceed 200% of the target bonus related to company performance (subject to negative discretion by the TDS Telecom Chairman and TDS Compensation Committee). For the bonus paid in 2013 based on 2012 performance, 40% of the target bonus of the President and CEO of TDS Telecom was based on such officer's individual performance and the remaining 60% was based on company performance of TDS Telecom.

  Summary of Bonus Payments

        The following shows information with respect to each named executive officer relating to the bonus for 2012 performance (paid in 2013) showing the amount of bonus awarded as a result of the achievement of quantitative financial performance measures and the amount awarded on a qualitative and discretionary basis. As noted above under "Company Performance," the overall percentage achieved with respect to company performance for 2012 was determined to be 81.4%, comprised of weighted quantitative financial performance of 44.1% and weighted overall qualitative company performance of 37.3%. Certain amounts below are rounded.

		Formula	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Scott H. Williamson	David A. Wittwer
a	2012 base salary		$1,352,700	$658,500	$611,000	$550,000
b	Target bonus percentage (informal for Mr. Carlson and Mr. Wittwer)(1)		85%	65%	50%	65%

c	Target bonus for 2012	a × b	$1,149,795	$428,025	$305,500	$357,500
d	Percentage of 2012 target bonus based on company performance (informal for Mr. Carlson and Mr. Wittwer)		50%	50%	50%	60%

e	Target bonus for company performance	c × d	$574,898	$214,000	$152,800	$214,500

f	Calculation of amount reported under "Non-Equity Incentive Plan Compensation" column based on weighted quantitative financial performance in 2012	e × 44.1%	N/A	$94,376	$67,406	N/A

	Calculation of amount reported under "Bonus" column:
g	Portion of bonus based on weighted overall qualitative company performance in 2012	e × 37.3%	N/A	$79,824	$56,994	N/A
h	Amount of discretionary bonus based on individual performance		N/A	$311,400	$220,100	N/A
i	Discretionary bonus(1)		$830,000	N/A	N/A	$349,000

j	Subtotal of amount reported under "Bonus" column	g + h + i	$830,000	$391,224	$277,094	$349,000

	Total bonus for 2012 paid in 2013 (sum of amount reported under "Non-Equity Incentive Plan Compensation" column and amount reported under "Bonus" column)	f + j	$830,000	$485,600	$344,500	$349,000

k	Total bonus related to company performance	f + g	N/A	$174,200	$124,400	N/A

	Total bonus related to company performance as a percentage of target	k / e	N/A	81.4%	81.4%	N/A

l	70% of target bonus for company performance relating to quantitative financial performance(2)	e × 70%	N/A	$149,800	$106,960	N/A

	Percentage of achievement of "Non-Equity Incentive Plan Compensation"	f / l	N/A	63.0%	63.0%	N/A

(1)
Unlike the bonus guidelines for other executive officers, which provide that a specified percentage of an officer's bonus will be determined based on quantitative financial performance measures (as described above) and that the remaining percentage will be discretionary based on overall company performance and on individual performance, the bonus guidelines for the President and CEO of TDS (LeRoy T. Carlson, Jr.) and the President and CEO of TDS Telecom (David A. Wittwer), do not provide such specificity and provide that the entire amount of the bonus is discretionary. Accordingly, the entire amount of the bonus for each of LeRoy T. Carlson, Jr. and David A. Wittwer is reported under the "Bonus" column of the Summary Compensation Table.

(2)
Represents the product of (i) the target bonus for company performance and (ii) the sum of 44.1% + 37.3%, or 81.4%. See Note 1 under the "Grants of Plan-Based Awards" table below.

        As indicated above, the TDS Compensation Committee approved the following bonuses for the above named executive officers with respect to 2012:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Scott H. Williamson	David A. Wittwer
2012 Bonus Paid in 2013	$830,000	$485,600	$344,500	$349,000
Target Bonus	$1,149,795	$428,025	$305,500	$357,500
Percentage of Target Bonus	72%	113%	113%	98%

        Mr. Carlson's informal target bonus with respect to the 2012 bonus paid in 2013 was 85% of his 2012 base salary of $1,352,700, or $1,149,795. Mr. Carlson's bonus of $830,000 was 72% of this target. This reflects the overall TDS weighted quantitative financial performance of 63% and the Compensation Committee's subjective judgment of the individual performance of Mr. Carlson. In the Compensation Committee's subjective judgment and based on its analysis and consultation with Compensation Strategies, it believes that Mr. Carlson's cash bonus for 2012 should be 72% of his target.

        Mr. Meyers' bonus of $485,600 represents a bonus of approximately 81.4% of his target bonus for company performance and approximately 145% of his target bonus for individual performance. The individual performance percentage was based on the recommendation of the TDS President and CEO, based on his subjective judgment of Mr. Meyers' personal achievements and performance in 2012.

        Mr. Williamson's bonus of $344,500 represents a bonus of approximately 81.4% of his target bonus for company performance and approximately 144% of his target bonus for individual performance. The individual performance percentage was based on the recommendation of the TDS President and CEO, based on his subjective judgment of Mr. Williamson's personal achievements and performance in 2012.

        Mr. Wittwer's informal target bonus with respect to the 2012 bonus paid in 2013 was 63% of his 2012 base salary of $550,000, or $346,500. As described above, TDS Telecom's overall company performance for 2012 was 79.7% of target. Mr. Wittwer's bonus of $349,000 was approximately 98% of his target for 2012. This primarily reflects TDS Telecom's overall company performance for 2012 and the TDS Telecom Chairman's and TDS Compensation Committee's subjective judgment of Mr. Wittwer's personal achievements and performance in 2012.

  Total Cash Compensation

        The following shows information relating to total cash compensation in 2012:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Scott H. Williamson	David A. Wittwer
Base Salary in 2012	$1,352,700	$658,500	$611,000	$550,000
2012 Bonus Paid in 2013	$830,000	$485,600	$344,500	$349,000

Total Cash Compensation in 2012	$2,182,700	$1,144,100	$955,500	$899,000
Benchmark Total Cash Compensation per Towers Watson Survey:
25th percentile	$1,830,000	$620,000	$495,000	$905,000
50th percentile	$2,470,000	$940,000	$730,000	$1,190,000
75th percentile	$3,340,000	$1,285,000	$975,000	$1,625,000

        The amount reported above as Base Salary represents the 2012 base salary. The Compensation Committee, based on its analysis and consultation with Compensation Strategies, believes that total cash compensation paid to TDS executive officers is in line with TDS' peers, but that more of the total cash compensation should be reflected in bonus and less in salary.

        The basis of the Compensation Committee for the above levels of compensation is as follows:

        Mr. Carlson's total cash compensation represents the Compensation Committee's subjective view of the appropriate total cash compensation considering the importance of Mr. Carlson's responsibilities, the performance of TDS and its subsidiaries and Mr. Carlson's performance as President and CEO.

        Mr. Meyers' total cash compensation represents the Compensation Committee's subjective view of the appropriate total cash compensation considering the importance of Mr. Meyers' responsibilities, his performance at TDS since 2007, his long period of service to U.S. Cellular and TDS and his extensive experience with and knowledge of U.S. Cellular and TDS and the telecommunications industry.

        Mr. Williamson's total cash compensation represents the Compensation Committee's subjective view of the appropriate total cash compensation considering his many years of service, the importance of Mr. Williamson's responsibilities and his performance over a long period of time.

        Mr. Wittwer's total cash compensation represents the Compensation Committee's subjective view of the appropriate total cash compensation considering the compensation of officers at comparable companies with similar responsibilities and the performance of TDS Telecom and Mr. Wittwer.

Long-Term Equity Compensation

        The Compensation Committee also determines long-term equity compensation awards for the named executive officers under the TDS long-term incentive plans. Prior to the Effective Time of the Reclassification discussed above, the Compensation Committee made awards under the TDS 2004 Long-Term Incentive Plan. After the Effective Time of the Reclassification, the Compensation Committee makes awards under the TDS 2011 Long-Term Incentive Plan.

        The Compensation Committee may establish performance measures and restriction periods applicable to the award, and determine the form, amount and timing of each grant of an award, the number of shares of stock subject to an award, the purchase price or base price per share of stock associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award.

        Although the Compensation Committee has the discretion to grant various awards, it generally only grants service-based restricted stock units and service-based options. In addition, officers may receive employer stock match awards in connection with deferred bonus as described below under "Information Regarding Nonqualified Deferred Compensation." The restricted stock units granted in 2012 vest in full (cliff vesting) in December in the second year following the grant or on December 1, 2014, subject to continued employment. Options granted in 2012 become exercisable with respect to one-third of the number of shares subject to the option on each of the first, second and third anniversaries of the grant date. (In a change from 2012, restricted stock unit and option awards granted in 2013 and subsequent years will vest in their entirety on the third anniversary of the grant date.) Options are exercisable until the tenth anniversary of the date of grant, subject to continued employment.

        With respect to long-term compensation, the Vice President—Human Resources prepares for the Compensation Committee an analysis of long-term compensation paid to similar officers of comparable companies (see "Benchmarking" above). This information is presented to the committee, which approves the long-term compensation of the named executive officers in part based on such information. The committee also looks at the mix of salary, bonus and long-term incentive compensation, and obtains additional information from its compensation consultant, Compensation Strategies, as discussed above.

        Long-term compensation awards for executive officers are based, in part, on company and individual performance, with the goal of increasing long-term company performance and shareholder value. Stock options, restricted stock units and bonus match units generally vest over several years, to reflect the goal of relating long-term executive compensation to increases in shareholder value over the same period. The President and CEO of TDS may recommend to the Compensation Committee long-term compensation in the form of stock option and restricted stock unit grants or otherwise for executive officers other than the President and CEO.

        Performance is also a factor in determining the number of shares subject to awards made to the executive officers. A named executive officer receives an award of restricted stock units in the current year based primarily on the achievement of certain levels of corporate performance in the immediately preceding year, and an award of options in the current year based primarily on the achievement of certain levels of individual performance in the immediately preceding year.

        Executive officers do not become entitled to any options or restricted stock units as a result of the achievement of any corporate or individual performance levels. The award of options and restricted stock units is entirely discretionary and a named executive officer has no right to any options or restricted stock units unless and until they are awarded. Pursuant to SEC rules, awards with respect to 2011 performance granted in 2012 are included in the Summary Compensation Table below as 2012 compensation. All awards are granted in consideration for future service over the vesting period of the award.

        The named executive officers received an award of restricted stock units in 2012, in part, based on the achievement of certain levels of corporate performance in 2011. Column (e), "Stock Awards," of the Summary Compensation Table includes the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 718, Compensation—Stock Compensation ("FASB ASC 718"). The grant date fair value of restricted stock units is calculated as the product of the number of shares underlying the award and the closing price of the underlying shares on the grant date, reduced by the estimated value of the discounted cash flows of dividends that would normally be received with respect to the underlying shares (because restricted stock units do not receive credit for dividends prior to vesting).

        The named executive officers also received an award of options in 2012 based on the achievement of certain levels of individual performance in 2011. Column (f), "Option Awards," of the Summary Compensation Table includes the aggregate grant date fair value computed in accordance with FASB ASC 718. The grant date fair value of stock options is calculated using the Black-Scholes valuation model.

        For awards granted in 2012 based on 2011 performance, 60% of the total target long-term incentive value was delivered in stock options and 40% of such value was delivered in restricted stock units. In a change from 2012, effective with the long-term incentive awards in 2013 based on 2012 performance, 50% of the total target value of long-term incentive awards granted to TDS and TDS Telecom officers and employees will be delivered in the form of stock options and 50% of such value in the form of restricted stock units.

        The total target long-term incentive value is determined primarily by multiplying the officer's salary by a multiple. The multiple is determined by the officer's title and job responsibilities and the benchmarking data from Towers Watson. See "Benchmarking" above.

        The value used for stock options and restricted stock units was determined using a binomial methodology. The values calculated for 2012 were $5.89 per TDS stock option and $21.13 per TDS restricted stock unit.

        The following summarizes the option and restricted stock unit grants made by the Compensation Committee on May 16, 2012 to LeRoy T. Carlson, Jr., Kenneth R. Meyers, Scott H. Williamson and David A. Wittwer. The multiples used were based on the information from Towers Watson for comparable positions at the companies included in the benchmarking data.

		Formula	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Scott H. Williamson	David A. Wittwer
a	2011 Salary		$1,352,700	$658,500	$611,000	$533,000
b	Multiple used		239%	230%	160%	210%
c	Long-Term Incentive Target Value	a × b	$3,232,953	$1,514,550	$977,600	$1,119,300
d	Options Target	c × 60%/$5.89	329,333	154,283	99,586	114,020
e	Approx. Individual Performance % for 2011		93.9%	146.0%	130.0%	134.0%
f	Options Granted (rounded)	d × e	309,200	225,300	129,500	152,800
g	Target RSUs	c × 40%/$21.13	61,201	28,671	18,506	21,189
h	Company/Business Unit Performance % for 2011		93.9%	93.9%	93.9%	111.0%
	RSUs Granted (rounded)		57,500	26,900	17,400	23,500

        The individual performance percentage in the above table is based on each officer's individual performance assessment relating to 2011. The individual performance percentage used for the TDS President and CEO was based on the Compensation Committee's subjective judgment of the individual performance of the TDS President and CEO in 2011, based primarily on the company performance for 2011. The individual performance percentage used for each of the TDS Executive Vice President and CFO, Senior Vice President—Acquisitions and Corporate Development and TDS Telecom President and CEO was based on the Compensation Committee's subjective judgment of the individual performance of such officers, considering the TDS President and CEO's evaluation and recommendation to the Compensation Committee for such officers with respect to 2011.

        The Company/Business Unit Performance percentage represents the overall performance of TDS (or in the case of Mr. Wittwer, TDS Telecom). The overall company performance for TDS in 2011 was 93.9%. The business unit performance for TDS Telecom in 2011 was 111.0%.

        In addition, as a result of the Reclassification, the Compensation Committee took action to reclassify, effective as of the Effective Time, the Special Common Shares available for issuance under the TDS 2004 Long-Term Incentive Plan immediately prior to the Effective Time as an equal number of Common Shares available for issuance under the TDS 2004 Long-Term Incentive Plan. The Compensation Committee also took action to adjust outstanding awards under the TDS 2004 Long-Term Incentive Plan. These adjustments were described in the TDS Proxy Statement dated April 16, 2012 relating to the TDS Annual Meeting of shareholders in 2012. The incremental fair value of adjustments in 2012 due to the Reclassification are set forth in the Summary Compensation Table and in the Grant of Plan Based Awards Table below.

Analysis of Compensation

        The following table identifies the percentage of each element of total compensation of each of the named executive officers other than Mary N. Dillon based on the Summary Compensation Table for 2012:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Scott H. Williamson	David A. Wittwer
Salary	24.5%	20.1%	27.3%	22.6%
Bonus	15.0%	12.0%	12.4%	14.4%
Stock Awards	21.2%	17.4%	15.5%	19.2%
Stock Options	37.8%	44.9%	38.3%	41.1%
Non-Equity Incentive Plan Compensation	0%	2.9%	3.0%	0%
Other	1.5%	2.7%	3.5%	2.7%

	100.0%	100.0%	100.0%	100.0%

        As indicated in the Summary Compensation Table, LeRoy T. Carlson, Jr.'s total compensation for 2012 was $5,518,051 and the total compensation for the other named executive officers, excluding Mary N. Dillon, for 2012 ranged from a high of $3,268,078 to a low of $2,234,845. Mr. Carlson's total compensation for 2012 is approximately 1.7 times the total compensation for 2012 of the next highest compensated named executive officer, other than Mary N. Dillon. Ms. Dillon's total compensation for 2012 was $4,074,409. Including Ms. Dillon, Mr. Carlson's total compensation for 2012 is approximately 1.4 times the total compensation for 2012 of the next highest compensated named executive officer.

        The following explains the reasons for the disparity between the compensation of the TDS President and CEO and the other named executive officers, and the disparities in compensation among the other named executive officers. As noted herein, TDS' overall compensation objectives are to (i) support TDS' overall business strategy and objectives; (ii) attract and retain high quality management; (iii) link individual compensation with attainment of individual performance goals and with attainment of business unit and TDS objectives; and (iv) provide competitive compensation opportunities consistent with the financial performance of TDS.

        As noted herein, TDS determines the amount of compensation to pay or provide to each named executive officer considering compensation practices of peers and other companies with similar characteristics, in order to support TDS' overall business strategy and objectives. As noted herein, TDS recognizes that it must compensate its executive officers in a competitive manner comparable to similar companies in order to attract and retain high quality management, attain or exceed business objectives and targeted financial performance and increase shareholder value.

        Considering the foregoing, TDS recognizes that it needs to and believes that it should compensate the TDS President and CEO at a level that considers the compensation of presidents and chief executive officers of similar companies, which compensation is higher than the compensation of other named executive officers of such companies. TDS believes that this is necessary to attract and retain a highly qualified person to serve as the president and chief executive officer of TDS and to compete successfully against other companies. A level of compensation similar to that paid to the TDS President and CEO is not necessary to attract and retain, and therefore is not appropriate for, the other named executive officers. However, TDS recognizes that it needs to and believes that it should compensate the other named executive officers at levels that reflect the compensation of similarly situated positions at similar companies in order to attract and retain high quality persons for such positions at TDS.

        The Compensation Committee believes that the elements of compensation and total compensation of the above named executive officers of TDS were set at an appropriate level considering the foregoing principles.

Other Benefits and Plans Available to Named Executive Officers

        The named executive officers participate in certain other benefits and plans, as described below.

        As noted herein, TDS' overall compensation objectives for its executive officers are to (i) support TDS' overall business strategy and objectives; (ii) attract and retain high quality management; (iii) link individual compensation with attainment of individual performance goals and with attainment of business unit and TDS objectives; and (iv) provide competitive compensation opportunities consistent with the financial performance of TDS.

        To achieve these objectives, the Compensation Committee believes that the named executive officers must be offered a competitive compensation package, including benefits and plans. TDS' compensation packages are designed to compete with other companies for talented employees. TDS' benefits and plans are part of this package and are also designed to enable TDS to attract and retain highly qualified employees, including the named executive officers. Thus, the benefits and plans fit into TDS' overall compensation objectives primarily by helping TDS achieve the second objective of TDS' overall compensation objectives, which is to attract and retain high quality management. Benefits and plans are an important part of the mix of compensation used to attract and retain management, but do not otherwise significantly affect decisions relating to other elements of annual or long-term compensation, which are provided consistent with the above compensation objectives, including to support TDS' overall business strategy and objectives, link individual compensation with TDS goals and objectives and provide competitive compensation opportunities consistent with the financial performance of TDS, as well as attract and retain high quality management.

Deferred Salary and Bonus under Deferred Compensation Arrangements

        Deferred Salary and/or Bonus Arrangements.    The named executive officers are permitted to defer salary and/or bonus into an interest-bearing account pursuant to deferred compensation agreements or plans. The entire amount of the salary earned is reported in the Summary Compensation Table in column (c) under "Salary," whether or not deferred. The entire amount of the bonus earned is reported in the Summary Compensation Table in column (d) under "Bonus," or in column (g) under "Non-Equity Incentive Plan Compensation," whether or not deferred. Pursuant to the agreement or plan, the officer's deferred compensation account is credited with interest compounded monthly, computed at a rate equal to one-twelfth of the sum of the average thirty-year Treasury Bond rate for amounts deferred as an employee of TDS or TDS Telecom, or the twenty-year Treasury Bond rate for amounts deferred as an employee of U.S. Cellular, plus 1.25 percentage points, until the deferred compensation amount is paid to such person. As required by SEC rules, column (h) in the Summary Compensation Table includes any portion of such interest that exceeded that calculated utilizing the rate specified by the Internal Revenue Service that is 120% of the applicable federal long-term rate, with compounding (as prescribed under section 1274(d) of the Internal Revenue Code) (such specified rate, the "AFR"), at the time each monthly interest rate was set. The deferred compensation accounts are paid at the time and in the form provided in the applicable plan or agreement, which permits certain distribution elections by the officer.

        As indicated in the below tables, certain of the named executive officers have deferred a specified portion of their salaries or bonuses pursuant to the above-described arrangements. The executive is always 100% vested in all salary or bonus amounts that have been deferred and any interest credited with respect thereto. Accordingly, the executive is entitled to 100% of the amount deferred and all earnings thereon upon any termination. Such amounts are reported below in the Nonqualified Deferred Compensation table and, because there would not be any increased benefit or accelerated vesting in the event of any termination or change in control, are not included in the below Table of Potential Payments upon Termination or Change in Control.

        Deferred Bonus under Long-Term Incentive Plan.    In addition to being permitted to defer some or all of their bonuses into an interest-bearing account as described immediately above, the named executive officers are also permitted to defer some or all of their bonuses pursuant to a long-term incentive plan. The entire amount of the bonus earned is reported in the Summary Compensation Table in column (d) under "Bonus," or in column (g) under "Non-Equity Incentive Plan Compensation," whether or not deferred. Deferred bonus may be deemed invested, as applicable, in phantom TDS Common Shares under the applicable TDS long-term incentive plan and in phantom USM Common Shares under the applicable U.S. Cellular long-term incentive plan, as discussed below. The named executive officers receive a distribution of the deferred compensation account at the earlier of the date elected by the officer and the officer's separation from service (or, with respect to amounts subject to section 409A of the Internal Revenue Code, the seventh calendar month following the calendar month of the officer's separation from service), provided that amounts deferred for years prior to 2013 by named executive officers employed by U.S. Cellular are distributed at the date elected by the officer (either the officer's separation from service, subject to any six-month delay required by section 409A of the Internal Revenue Code, or a date specified by the officer). The named executive officers who defer bonus into phantom shares also receive a company match from TDS, other than Mary N. Dillon, who participates in and may receive a match from U.S. Cellular under the applicable U.S. Cellular long-term incentive plan, as described in the U.S. Cellular Proxy Statement for its 2013 Annual Meeting of shareholders.

        Certain named executive officers are parties to executive deferred compensation agreements, pursuant to which they have deferred a specified portion of their bonuses pursuant to the long-term incentive plan. The executive is always 100% vested in all bonus amounts that have been deferred and any dividends credited with respect thereto. Such amounts are reported below in the Nonqualified Deferred Compensation table and, because there would not be any increased benefit or accelerated vesting of such vested amounts in the event of any termination or change in control, are not included in the below Table of Potential Payments upon Termination or Change in Control.

TDS 2011 Long-Term Incentive Plan

        Long-term compensation awards under the TDS 2011 Long-Term Incentive Plan were discussed above in this Compensation Discussion and Analysis. Under the TDS 2011 Long-Term Incentive Plan, TDS is authorized to grant incentive stock options, nonqualified stock options, stock appreciation rights ("SARs"), bonus stock awards, restricted stock awards, restricted stock unit awards, performance share awards and employer match awards for deferred bonus. The following provides certain additional information relating to the TDS 2011 Long-Term Incentive Plan.

        TDS adopted the TDS 2011 Long-Term Incentive Plan in 2011 to replace the TDS 2004 Long-Term Incentive Plan for awards granted after January 24, 2012, the Effective Time of the Reclassification. A total of six million Common Shares were reserved for issuance under the TDS 2011 Long-Term Incentive Plan.

        Under the TDS 2011 Long-Term Incentive Plan, if they elect, executives are permitted to defer receipt of all or a portion of their annual bonuses earned in 2013 or thereafter and to receive stock unit matches on the amount deferred. (Under the TDS 2004 Long-Term Incentive Plan as discussed below, executives were permitted to elect to defer receipt of all or a portion of their annual bonuses (up to $400,000) earned prior to 2013 and to receive stock unit matches on the amount deferred.) Under each plan, deferred compensation is deemed invested in phantom TDS Common Shares, and the TDS match amounts depend on the amount of annual bonus that was deferred into stock units. With respect to deferrals under the TDS 2004 Long-Term Incentive Plan related to the 2012 bonus year, participants received (i) a 25% stock unit match for amounts deferred up to 50% of their total annual bonus and (ii) a 33% stock unit match for amounts deferred that exceeded 50% of their total annual bonus. The match stock units vest ratably at a rate of one-third per year over three years. Column (e), "Stock Awards," of the Summary Compensation Table below includes the aggregate grant date fair value computed in accordance with FASB ASC 718 of the match stock units. Vested stock units are credited with dividend equivalents.

        Restricted stock units were granted in 2012 under the TDS 2011 Long-Term Incentive Plan. Column (e), "Stock Awards," of the Summary Compensation Table includes the aggregate grant date fair value computed in accordance with FASB ASC 718 of such restricted stock unit awards. Dividends are not earned with respect to shares underlying restricted stock units until the award becomes vested and the shares are issued.

        Stock options were granted in 2012 under the TDS 2011 Long-Term Incentive Plan. Column (f), "Option Awards," of the Summary Compensation Table includes the aggregate grant date fair value computed in accordance with FASB ASC 718 of such stock option awards. Dividends are not earned with respect to shares underlying options until such options are exercised and the shares are issued.

        If the officer enters into competition with, or misappropriates confidential information of, TDS or any affiliate thereof, or the officer's employment with TDS or any affiliate thereof is terminated on account of the officer's negligence or willful misconduct, then all awards held by the officer shall terminate and be forfeited.

        The TDS 2011 Long-Term Incentive Plan and related stock option, restricted stock unit and deferred bonus agreements provide various rights upon a Change in Control, as summarized below, and upon resignation (with prior consent of the TDS board of directors), retirement, special retirement, disability, death, or other termination or separation from service. See the below Table of Potential Payments upon Termination or Change in Control for additional information.

  Change in Control

        Notwithstanding any other provision in the TDS 2011 Long-Term Incentive Plan or any agreement, in the event of a Change in Control, the TDS board of directors (as constituted prior to the Change in Control) may in its discretion, but shall not be required to, make such adjustments to outstanding awards under the TDS 2011 Long-Term Incentive Plan as it deems appropriate, including without limitation:

  •
  (i) causing some or all outstanding stock options and SARs to immediately become exercisable in full; (ii) causing some or all outstanding restricted stock awards to become nonforfeitable and the restriction periods applicable to some or all outstanding restricted stock awards to lapse in full or in part; (iii) causing some or all outstanding restricted stock unit awards to become nonforfeitable, and to the extent permissible under Section 409A of the Internal Revenue Code, causing the restriction periods applicable to some or all outstanding restricted stock unit awards to lapse in full or in part; (iv) causing some or all outstanding performance share awards to become nonforfeitable, and to the extent permissible under Section 409A of the Internal Revenue Code, causing the performance periods applicable to some or all outstanding performance share awards to lapse in full or in part; (v) causing the performance measures applicable to some or all outstanding performance share awards, restricted stock awards or restricted stock unit awards (if any) to be deemed to be satisfied at the target, maximum or any other level, as determined by the TDS board of directors (as constituted prior to such Change in Control); and (vi) causing some or all amounts deemed to be held in deferred compensation accounts to become nonforfeitable; and/or

  •
  substituting for some or all of the TDS Common Shares available under the TDS 2011 Long-Term Incentive Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding TDS Common Share shall be converted pursuant to such Change in Control; and/or

  •
  requiring that outstanding awards, in whole or in part, be surrendered to TDS in exchange for a payment of cash, shares of capital stock of the company resulting from or succeeding to the business of TDS in connection with the Change in Control or the parent thereof, or a combination of cash and shares.

        The definition of Change in Control is set forth in Section 8.9(b) of the TDS 2011 Long-Term Incentive Plan. The TDS 2011 Long-Term Incentive Plan was filed with the SEC as Exhibit 10.1 to TDS' Current Report on Form 8-K dated January 13, 2012. Generally, a "Change in Control" is defined in the Plan as: (i) an acquisition by a person or entity of the then outstanding securities of TDS (the "Outstanding Voting Securities") (x) having sufficient voting power of all classes of capital stock of TDS to elect at least 50% or more of the members of the TDS board of directors or (y) having 50% or more of the combined voting power of the Outstanding Voting Securities entitled to vote generally on matters (without regard to the election of directors), subject to certain exceptions; (ii) unapproved changes in the majority of the members of the TDS board of directors; (iii) certain corporate restructurings, including certain reorganizations, mergers, consolidations or sales or other dispositions of all or substantially all of the assets of TDS; or (iv) approval by the shareholders of TDS of a plan of complete liquidation or dissolution of TDS.

TDS 2004 Long-Term Incentive Plan

        Under the TDS 2004 Long-Term Incentive Plan, TDS was previously authorized to grant incentive stock options, nonqualified stock options, SARs, bonus stock awards, restricted stock awards, restricted stock unit awards, performance share awards and employer match awards for deferred bonus. As described above, TDS adopted the TDS 2011 Long-Term Incentive Plan to replace the TDS 2004 Long-Term Incentive Plan for awards granted after January 24, 2012, the Effective Time of the Reclassification, except as they relate to deferred bonus for calendar years commencing prior to January 1, 2013 for which elections were made prior to such effective time. No additional awards will be granted under the TDS 2004 Long-Term Incentive Plan.

U.S. Cellular Long-Term Incentive Plan

        Mary N. Dillon does not participate in the TDS long-term incentive plans. Instead, she is eligible to participate in U.S. Cellular long-term incentive plans. In 2012, she participated in the U.S. Cellular 2005 Long-Term Incentive Plan. U.S. Cellular is asking its shareholders to approve a new 2013 Long-Term Incentive Plan at its 2013 Annual Meeting of shareholders and, if approved, Ms. Dillon will be eligible to participate in such plan in the future. For further information about the U.S. Cellular 2005 Long-Term Incentive Plan and the proposed new 2013 Long-Term Incentive Plan, see the U.S. Cellular Proxy Statement for its 2013 Annual Meeting of shareholders. In addition, the letter agreement between U.S. Cellular and Ms. Dillon dated May 3, 2010 specifies the terms of certain equity awards granted to Ms. Dillon. See footnote 3 to the Summary Compensation Table.

SERP

        Each of the named executive officers participates in a supplemental executive retirement plan or SERP, which is a non-qualified defined contribution plan. The SERP is not intended to provide substantial benefits other than to replace the benefits which cannot be provided under the TDS Pension Plan as a result of tax law limitations on the amount and types of annual employee compensation which can be taken into account under a tax qualified pension plan. The SERP is unfunded. The amount of the SERP contribution with respect to the executives identified in the Summary Compensation Table is included in column (i), "All Other Compensation," of the Summary Compensation Table. Participants are credited with interest on balances of the SERP. Pursuant to SEC rules, column (h) of the Summary Compensation Table includes any portion of interest earned under the SERP calculated utilizing a rate that exceeds the AFR at the time the rate was set.

        A participant is entitled to distribution of his or her entire account balance under the SERP if the participant has a separation from service without cause, after either (a) his or her attainment of age 65; or (b) his or her completion of at least ten years of service. If a participant has a separation from service under circumstances other than those set forth in the preceding sentence, without cause, the participant will be entitled to distribution of 10% of his or her account balance for each year of service up to ten years. Upon a separation from service under circumstances that permit payments under the SERP, the participant will be paid his or her vested account balance in one of the following forms as elected by the participant prior to the first day of the first plan year for which the participant commences participation in the SERP: (a) a single lump sum or (b) annual installments over a period of 5, 10, 15, 20 or 25 years. The SERP does not include any provision that would increase benefits or accelerate amounts upon any termination or change in control and, accordingly, no amount is included in the below Table of Potential Payments upon Termination or Change in Control. The balance of the SERP as of December 31, 2012 for each named executive officer is set forth below in the "Nonqualified Deferred Compensation" Table.

Perquisites

        TDS does not provide any significant perquisites to its officers. See note (i) under "Explanation of Columns" under the Summary Compensation Table for information about perquisites provided to the named executive officers. In addition, TDS has no formal plan, policy or procedure pursuant to which executive officers are entitled to any perquisites following termination or change in control. However, in connection with any termination, TDS may enter into a retirement, severance or similar agreement that may provide for certain limited perquisites. Perquisites and personal benefits represent a relatively insignificant portion of the named executive officers' total compensation. Accordingly, they do not materially influence the Compensation Committee's consideration in setting compensation.

Other Generally Applicable Benefits and Plans

Tax-Deferred Savings Plan

        TDS sponsors the Tax-Deferred Savings Plan (TDSP), a tax-qualified defined contribution plan under Sections 401(a) and 401(k) of the Internal Revenue Code. This plan is available to employees of TDS and participating employer subsidiaries of TDS which have adopted the TDSP, including U.S. Cellular. Employees contribute amounts from their compensation, and TDS and participating employers make matching contributions to the plan in cash equal to 100% of an employee's contributions up to the first 3% of such employee's compensation, and 40% of an employee's contributions up to the next 2% of such employee's compensation. Participating employees have the option of investing their contributions and their employer matching contributions in a TDS Common Share fund, a U.S. Cellular Common Share fund and certain unaffiliated funds.

        The amount of the matching contribution with respect to the executives identified in the Summary Compensation Table is included in column (i), "All Other Compensation," of the Summary Compensation Table. SEC rules do not require the Summary Compensation Table to include earnings or other amounts with respect to tax-qualified defined contribution plans.

        Under the TDS Tax-Deferred Savings Plan, employees are always fully vested in their employee contributions, but are subject to a two year graduated vesting schedule (34% vesting at one year of service and 100% vesting at two years of service) for employer matching contributions. Vesting in employer matching contributions is not accelerated upon a change in control or termination event, except a termination by reason of death, total and permanent disability, or after an employee attains age 65. The vested portion of an employee's account becomes payable following the employee's termination of employment as (a) a lump sum or (b) a series of annual or more frequent installments. This plan does not discriminate in scope, terms, or operation in favor of executive officers and is available generally to all employees, and benefits are not enhanced upon any termination (other than a termination by reason of death, total and permanent disability or after an employee attains age 65) or change in control.

Accordingly, no amounts are reported in the below Table of Potential Payments upon Termination or Change in Control.

Pension Plan

        TDS sponsors a tax-qualified noncontributory defined contribution Pension Plan for the employees of TDS and its participating subsidiaries, including U.S. Cellular. Under this plan, pension costs are calculated separately for each participant based on the applicable pension formula, and are funded annually by TDS and its participating subsidiaries. The Pension Plan is designed to provide retirement benefits for eligible employees of TDS and participating subsidiaries which have adopted the Pension Plan. The amount of the contribution with respect to the executives identified in the Summary Compensation Table is included in column (i), "All Other Compensation," of the Summary Compensation Table. SEC rules do not require the Summary Compensation Table to include earnings or other amounts with respect to tax-qualified defined contribution plans.

        Benefits under the TDS Pension Plan are subject to a five year graduated vesting schedule (20% vesting at two years of service, 40% vesting at three years of service, 60% vesting at four years of service and 100% vesting at five years of service). Vesting is not accelerated upon a change in control or termination event, except a termination of employment due to a total and permanent disability or after the employee has attained his or her Early or Normal Retirement Date as defined in the plan. The vested portion of an employee's account becomes payable following the employee's termination of employment as (a) an annuity or (b) a lump sum payment. This plan does not discriminate in scope, terms, or operation in favor of executive officers and is available generally to all employees of participating employers, and benefits are not enhanced upon any termination (except due to a total and permanent disability or after the employee has attained his or her Early or Normal Retirement Date) or change in control. Accordingly, no amounts are reported in the below Table of Potential Payments upon Termination or Change in Control.

Retiree Welfare Benefits

        TDS sponsors retiree medical and life insurance plans for eligible retirees of TDS and participating employer subsidiaries of TDS which have adopted the plans. Eligible retirees are required to pay a portion or, in certain cases, all of the premiums for the insurance coverage, dependent upon the employee's hire date and employer at the time of termination of employment. These plans do not discriminate in scope, terms, or operation in favor of executive officers and are available generally to all employees of participating employers, and benefits are not enhanced upon any termination or change in control. Accordingly, no amounts are reported in the below Table of Potential Payments upon Termination or Change in Control.

Welfare Benefits during Employment

        TDS also provides customary health and welfare and similar plans for the benefit of its employees. These group life, health, hospitalization, disability, medical reimbursement and/or similar plans do not discriminate in scope, terms or operation in favor of executive officers and are available generally to all employees, and benefits are not enhanced upon any termination or change in control. Accordingly, no amounts are reported in the below Table of Potential Payments upon Termination or Change in Control.

Impact of Accounting and Tax Treatments of Particular Forms of Compensation

        The Compensation Committee considers the accounting and tax treatments of particular forms of compensation. Accounting treatments do not significantly impact the Compensation Committee's determinations of the appropriate compensation for TDS executive officers. The Compensation Committee considers the accounting treatments primarily to be informed and to confirm that company personnel understand and recognize the appropriate accounting that will be required with respect to compensation.

        The Compensation Committee places more significance on the tax treatments of particular forms of compensation, because these may involve an actual cash expense to the company or the executive. One objective of the Compensation Committee is to maximize tax benefits to the company and executives to the extent feasible and appropriate within the overall goals of the compensation policy discussed above. In particular, one consideration is the effect of Section 162(m) of the Internal Revenue Code.

        Subject to certain exceptions, Section 162(m) of the Internal Revenue Code provides a one million dollar annual limit on the amount that a publicly held corporation is allowed to deduct as compensation paid to each of the corporation's principal executive officer ("PEO") and the corporation's three most highly compensated officers, exclusive of the corporation's PEO and principal financial officer. In evaluating whether to structure executive compensation components as performance-based compensation under Section 162(m) and thus, exempt from the one million dollar deduction limit, TDS considers the net cost, and its ability to effectively administer executive compensation in the long-term interest of shareholders. TDS believes that it is important to preserve flexibility in administering compensation programs in a manner designed to promote corporate goals. Accordingly, although TDS considers the deductibility of particular forms of compensation, TDS may approve elements of compensation that are consistent with the objectives of our executive compensation program, but that may not be fully deductible.

        TDS does not have any arrangements with its executive officers pursuant to which it has agreed to "gross-up" payments due to taxes or to otherwise reimburse officers for the payment of taxes, except with respect to certain perquisites as noted below.

Clawback

        Depending on the facts and circumstances, TDS may seek to adjust or recover awards or payments if the relevant TDS performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment. Under the Dodd-Frank Act, TDS will be required to adopt a formal clawback policy that satisfies SEC and NYSE requirements. This will be done in 2013 or later after the SEC and NYSE issue rules relating to this requirement.

TDS Policy on Stock Ownership

        TDS does not have a formal policy relating to stock ownership by executive officers. However, because the President and CEO and the Executive Vice President and CFO are also directors of TDS, they are subject to the stock ownership guidelines applicable to directors. See "Corporate Governance—Stock Ownership Guidelines" above. In addition, it should be noted that the President and CEO of TDS is a substantial shareholder of TDS. See "Security Ownership of Certain Beneficial Owners and Management" below.

        TDS' Policy Regarding Insider Trading and Confidentiality provides that persons subject to such policy may not, under any circumstances, trade options for, pledge, or sell "short," any securities of TDS or U.S. Cellular, and may not enter into any hedging, monetization or margin transactions with respect to any such securities. The Dodd-Frank Act instructs the SEC to adopt rules requiring public companies to include a proxy statement disclosure of their policies regarding hedging of company equity securities by directors or employees. TDS will review such rules after they are finalized to determine if it will make any changes to its policies.

Forward Looking Statements

        The foregoing discussion includes statements of judgment and forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on our current expectations, estimates and projections about our industry, our business, compensation, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding projected performance and compensation. Actual results could differ significantly from those projected in the forward-looking statements as a result of certain factors, including, but not limited to, the risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012. We assume no obligation to update the forward-looking statements.

Compensation Committee Report

        The Compensation Committee of the board of directors of TDS oversees TDS' compensation program on behalf of the board of directors. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth above in this Proxy Statement.

        In reliance on the review and discussions referred to above, the Compensation Committee recommended to the board of directors that the above Compensation Discussion and Analysis be included in TDS' Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and TDS' Proxy Statement related to the 2013 Annual Meeting of shareholders.

        This Compensation Committee Report is submitted by Christopher D. O'Leary, George W. Off, Gary L. Sugarman and Herbert S. Wander (Chairperson).

Risks from Compensation Policies and Practices

        TDS does not believe that risks arising from TDS' compensation policies and practices for its employees, including non-executive officers, are reasonably likely to have a material adverse effect on TDS. The following describes the process undertaken to reach the conclusion, and the basis for the conclusion, that TDS' compensation policies and practices are not reasonably likely to have a material adverse effect on TDS.

        With respect to compensation in 2012, representatives of TDS took the steps set forth below to assess the risks associated with TDS' compensation policies and practices. Various elements of compensation (including plans and arrangements) provided to executive officers, non-executive officers and all other employees were identified and cataloged. The potential risks associated with each element of compensation were identified and evaluated for materiality and likelihood. Controls and potential mitigating factors were then identified and evaluated. Based on this process, documentation was prepared which maps and identifies TDS' various compensation elements, describes their characteristics and purposes, identifies potential risks associated with each compensation element, and then describes controls and mitigating factors. This documentation was used to evaluate the potential risks of the various elements of compensation, which are summarized below.

        In addition, TDS considered the following processes and matters. TDS has internal controls in place and has processes to identify deficiencies, including significant deficiencies and material weaknesses. These processes have not identified any compensation policies or practices that are reasonably likely to have a material adverse effect on TDS. TDS also has an Enterprise Risk Management process (as described above under Corporate Governance—Board Role in Risk Oversight) that has not identified any compensation policies or practices that are reasonably likely to have a material adverse effect on TDS. In addition, in connection with its process to review and identify risks for its Annual Report on Form 10-K, TDS did not identify any compensation policies or practices that are reasonably likely to have a material adverse effect on TDS. Furthermore, TDS has not had any incident in which TDS' compensation policies and practices have resulted in a material adverse effect on TDS. Although TDS' compensation policies and practices have evolved over time, their risk characteristics have not changed in any material respect for several years. TDS does not believe that its compensation policies and practices are unusual in any significant respect and believes that they are comparable in many respects with those of many other commercial public companies. TDS' compensation policies and practices have been developed over time with the assistance of its nationally-recognized compensation consultant, Towers Watson. Such policies and practices also have been reviewed by the Compensation Committee's independent compensation consultant, Compensation Strategies.

        TDS believes that its policies and practices of compensating its employees, including non-executive officers, as they relate to risk management practices and risk-taking incentives, involve less risk than its compensation policies and practices relating to executive officers, as discussed in the above Compensation Discussion and Analysis. As discussed therein, TDS does not believe that its compensation policies and practices relating to executive officers are reasonably likely to have a material adverse effect on TDS. To an even greater extent, TDS does not believe that its compensation policies and practices relating to its employees, including non-executive officers, are reasonably likely to have a material adverse effect on TDS, for the reasons discussed below.

        As a telecommunications company, TDS faces general business risks similar to many other businesses and certain other risks specific to a telecommunications business (as disclosed in TDS' most recent Annual Report on Form 10-K). Both of TDS' principal business units, U.S. Cellular and TDS Telecom, are telecommunications companies, and TDS does not have any business units that have significantly different risk profiles from TDS' risk profile (such as a business unit involved in finance, securities, investing, speculation or similar activities), or where compensation expense is a dominant percentage of the business unit's revenues or with a risk and reward structure that varies significantly from the overall risk and reward structure of TDS. In general, TDS and both of its principal business units have similar compensation policies and practices.

        The general design philosophy of the compensation policies and practices for employees, including non-executive officers, of TDS and its business units is similar to the design philosophy discussed with respect to executive officers in the Compensation Discussion and Analysis above. In addition to such executive officers, the employees whose behavior would be most affected by the incentives established by such policies and practices are the non-executive officers and director-level employees of TDS and each of its principal business units.

        Similar to the compensation of executive officers, non-executive officers and director-level employees are compensated using a mix of short and long-term compensation. Each such employee receives a substantial portion of compensation in the form of a fixed salary, which does not encourage any risk taking, and may receive a portion of compensation as long-term incentive compensation, which discourages short-term risk taking.

        A portion of the long-term incentive compensation of such employees may include restricted stock units, which retain value even if stock prices decline to some degree. As a result, as long as the stock continues to have some value, such awards will not expire without value and, as a result, do not encourage risk taking to attempt to avoid having awards expire without value, as could occur with stock options. Although such employees may also receive stock options, multi-year vesting and an exercise period that is generally ten years reduce the potential for excessive risk taking and, in any event, options are only one of several elements of compensation.

        Although employees, including non-executive officers, may be entitled to an annual bonus that relates to annual company performance, such bonuses are limited and represent only a portion of compensation. Also, such compensation is not designed to compensate non-executive employees for results that might be achieved by taking significant risks because non-executive employees do not have the authority to take significant risks. In addition, TDS and its business units are subject to an authorization policy that requires various levels of approvals for employees to take action depending on the dollar amount involved, and internal controls, procedures and processes to monitor and review such actions. Under such policy, actions that could have a material effect on TDS would need to be approved by the board of directors and/or one or more executive officers of TDS and/or such business units. TDS' compensation policies and practices relating to non-executive employees are not designed to provide incentives to such employees to take action which they have no authority to take. In addition, there is a significant amount of discretion in awarding bonuses as well as other compensation and, as a result, such compensation could be reduced, or not awarded or not increased, if an employee undertook unauthorized risk. Also, depending on the facts and circumstances, TDS may seek to adjust or recover awards or payments if the relevant performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment.

        As a result, considering the foregoing, TDS does not believe that its compensation policies and practices for employees, including non-executive officers, provide incentives to such employees to undertake risks that are reasonably likely to have a material adverse effect on TDS.

Compensation Tables

        The information reported in these Compensation Tables for 2012 and as of December 31, 2012 reflects the equity awards adjusted for the Reclassification on January 24, 2012. The adjustments made to outstanding equity awards in connection with the Reclassification were described in TDS' Notice of Annual Meeting and Proxy Statement dated April 16, 2012 as filed with the SEC on Schedule 14A on such date. For information about the incremental fair value of adjustments made in 2012 as a result of the Reclassification, see notes (e) and (f) to the Summary Compensation Table below.

Summary of Compensation

        The following table summarizes the compensation earned by the named executive officers in 2012, 2011 and 2010.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
LeRoy T. Carlson, Jr.
(1)(6)(7)	2012	$1,352,700	$830,000	$1,170,821	$2,083,288	$—	$6,295	$74,947	$5,518,051
President and CEO	2011	$1,352,700	$574,900	$1,088,345	$2,206,689	$—	$5,012	$72,908	$5,300,554
	2010	$1,313,300	$875,000	$985,846	$2,091,375	$—	$5,724	$78,791	$5,350,036
Kenneth R. Meyers
(2)(6)(7)	2012	$658,500	$391,224	$567,780	$1,468,838	$94,376	$11,284	$76,076	$3,268,078
Executive Vice	2011	$658,500	$382,133	$502,429	$1,162,829	$115,567	$7,803	$75,898	$2,905,159
President and CFO	2010	$632,500	$256,416	$454,932	$1,108,428	$97,484	$7,556	$74,125	$2,631,441
Mary N. Dillon
(3)(6)(7)	2012	$788,000	$690,000	$1,415,641	$1,104,035	$—	$5,679	$71,054	$4,074,409
President and CEO	2011	$752,000	$650,000	$1,203,984	$1,628,123	$—	$1,241	$324,216	$4,559,564
of U.S. Cellular	2010	$422,917	$580,000	$1,836,450	$2,647,736	$—	$284	$469,467	$5,956,854
Scott H. Williamson
(4)(7)	2012	$611,000	$277,094	$345,658	$856,212	$67,406	$5,964	$71,511	$2,234,845
Senior Vice	2011	$611,000	$243,677	$325,000	$775,219	$80,423	$4,741	$58,310	$2,098,370
President— Acquisitions and Corporate Development	2010	$594,500	$170,961	$298,730	$762,934	$64,139	$5,379	$68,857	$1,965,500
David A. Wittwer
(5)(7)	2012	$550,000	$349,000	$466,302	$999,983	$—	$19,386	$47,192	$2,431,863
President and CEO	2011	$533,000	$395,100	$457,301	$859,649	$—	$12,014	$32,953	$2,290,017
of TDS Telecom	2010	$513,000	$297,500	$311,497	$776,318	$—	$11,851	$32,721	$1,942,887

Explanation of Columns:

(a)
Includes the following "named executive officers": all individuals serving as TDS' principal executive officer or acting in a similar capacity during the last completed fiscal year; all individuals serving as the principal financial officer or acting in a similar capacity during the last completed fiscal year; and the three most highly compensated executive officers other than the foregoing who were serving as executive officers at the end of the last completed fiscal year, including executive officers of subsidiaries. The determination as to which executive officers are most highly compensated is made by reference to total compensation for the last completed fiscal year as set forth in column (j), reduced by any amount in column (h).

(b)
For additional details relating to 2011, see the TDS Proxy Statement filed with the SEC on Schedule 14A on April 16, 2012. For additional details relating to 2010, see the TDS Proxy Statement filed with the SEC on Schedule 14A on April 14, 2011.

(c)
Represents the dollar value of base salary (cash and non-cash) earned by the named executive officer during the fiscal year, whether or not paid in such year. Kenneth R. Meyers and Mary N. Dillon deferred a portion of their 2012 base salaries, all of which salary is included in column (c) whether or not deferred. See "Information Regarding Nonqualified Deferred Compensation" below. The other officers did not defer any base salary in 2012.

(d)
Represents the dollar value of bonus (cash and non-cash) earned by the named executive officer during the fiscal year, whether or not paid in such year.

LeRoy T. Carlson, Jr. deferred 15% of his 2011 bonus paid in 2012. Kenneth R. Meyers deferred 25% of his 2011 bonus paid in 2012. Mary N. Dillon deferred 50% of her 2011 bonus paid in 2012. In the case of the deferrals by Mr. Carlson and Mr. Meyers, the amount deferred was deemed invested in phantom stock units in TDS Common Shares. One half of the amount deferred by Ms. Dillon, or 25% of the bonus, was deemed invested in phantom stock units in USM Common Shares, and the other half, or 25% of the bonus, was deemed invested in an interest-bearing account. See "Information Regarding Nonqualified Deferred Compensation" below. The entire amount of bonus, including any amount deferred, is included in the Summary Compensation Table above.

The following is a summary of the amount of bonus for 2011 performance paid in 2012 and the amount deferred:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Mary N. Dillon	Scott H. Williamson	David A. Wittwer
Total 2011 Bonus Paid in 2012 (see Note (7) below to the above Summary Compensation Table for a reconciliation of bonus amounts)	$574,900	$497,700	$650,000	$324,100	$395,100

Amount of bonus eligible for deferral	$574,900	$497,700	$650,000	$324,100	$395,100
Percentage Deferred	15%	25%	50%	—	—

Amount Deferred	$86,235	$124,425	$325,000	$—	$—

Deferred to Interest Account	$—	$—	$162,500	$—	$—

Deferred to Phantom Stock	$86,235	$124,425	$162,500	$—	$—

Number of Underlying TDS Shares (USM Shares for Mary N. Dillon)	3,566	5,146	3,835	—	—

Company Match—see Note (e) below	$21,559	$31,106	$40,625	$—	$—

Number of Underlying TDS Shares (USM Shares for Mary N. Dillon)	892	1,286	959	—	—

The foregoing dollar amounts of the Company Match awarded in 2012 are included in column (e), Stock Awards. See note (e) below.

(e)
Represents the aggregate grant date fair value computed in accordance with FASB ASC 718, as reflected in the below table of "Grants of Plan-Based Awards." In the case of restricted stock units, in accordance with FASB ASC 718, such value is reduced by the estimated value of the discounted cash flows of dividends that would normally be received with respect to such shares (because restricted stock units do not receive credit for dividends prior to vesting). Assumptions made in the valuation of the stock awards in this column are incorporated by reference from Note 16—Stock-Based Compensation in TDS' financial statements for the year ended December 31, 2012 included in its Form 10-K for the year ended December 31, 2012.

Includes the aggregate grant date fair value computed in accordance with FASB ASC 718 relating to restricted stock units in TDS Common Shares under the TDS 2011 Long-Term Incentive Plan and/or relating to restricted stock units in USM Common Shares under the U.S. Cellular 2005 Long-Term Incentive Plan. See "Information Regarding Plan-Based Awards" below for vesting and other information.

Also, as noted in note (d) above, includes the aggregate grant date fair value computed in accordance with FASB ASC 718 relating to phantom stock bonus match units awarded to such officer in 2012 with respect to deferred bonus compensation. All of the TDS deferred bonus was deemed invested in phantom TDS Common Shares and 50% of the deferred bonus of Mary N. Dillon was deemed invested in phantom USM Common Shares. Vested TDS phantom stock units are credited with dividend equivalents. U.S. Cellular does not currently pay dividends. For information relating to U.S. Cellular, see U.S. Cellular's Proxy Statement for its 2013 Annual Meeting.

As noted above, LeRoy T. Carlson, Jr. and Kenneth R. Meyers deferred part of their 2011 bonus which was paid in 2012 and received a stock unit match in phantom TDS Common Shares in 2012. In addition, Mary N. Dillon deferred 50% of her 2011 bonus which was paid in 2012 into phantom USM Common Shares and received a stock unit match in phantom USM Common Shares. Column (e) above includes the aggregate grant date fair value computed in accordance with FASB ASC 718 related to awards in 2012. See "Information Regarding Nonqualified Deferred Compensation" below.

The below also includes incremental fair value of adjustments in 2012 due to the Reclassification as discussed above.

For reference purposes, the following is a summary of the grant date value of stock awards in 2012 reflected in column (l) of the Grants of Plan-Based Awards Table below, and the incremental fair value due to the Reclassification, that is included in column (e) in the above Summary Compensation Table:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Mary N. Dillon	Scott H. Williamson	David A. Wittwer
TDS:
2012 TDS Restricted Stock Unit Award	$1,128,581	$527,980	$—	$341,519	$461,246
TDS Match Awards for 2011 Bonus paid in 2012	21,559	31,106	—	—	—
USM:
2012 USM Restricted Stock Unit Award	—	—	1,375,016	—	—
USM Match Awards for 2011 Bonus paid in 2012	—	—	40,625	—	—
Incremental fair value of adjustments in 2012 due to Reclassification (see above discussion of Reclassification)	20,681	8,694	—	4,139	5,056

Total	$1,170,821	$567,780	$1,415,641	$345,658	$466,302

(f)
Represents the aggregate grant date fair value computed in accordance with FASB ASC 718, as reflected in the below table of "Grants of Plan-Based Awards." The dates on which the options granted in 2012 become exercisable and expire are set forth below under "Grants of Plan-Based Awards." Assumptions made in the valuation of the option awards in this column are incorporated by reference from Note 16—Stock-Based Compensation, in TDS' financial statements for the year ended December 31, 2012 included in its Form 10-K for the year ended December 31, 2012.

For reference purposes, the following is a summary of the grant date value of option awards in 2012 reflected in column (l) of the Grants of Plan-Based Awards Table below, and the incremental fair value due to the Reclassification, that is included in column (f) in the above Summary Compensation Table:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Mary N. Dillon	Scott H. Williamson	David A. Wittwer
TDS:
2012 TDS Stock Option Award	$1,942,234	$1,415,218	$—	$813,452	$959,810
USM:
2012 USM Stock Option Award	—	—	1,104,035	—	—
Incremental fair value of adjustments in 2012 due to Reclassification (see above discussion of Reclassification)	141,054	53,620	—	42,760	40,173

Total	$2,083,288	$1,468,838	$1,104,035	$856,212	$999,983

(g)
Represents the portion of the bonus that represents non-equity incentive plan compensation pursuant to SEC rules. See the discussion under "Bonus" in the above Compensation Discussion and Analysis and in Note (7) below to the above Summary Compensation Table.

(h)
As required by SEC rules, column (h) includes the portion of interest that exceeded that calculated utilizing the AFR at the time the annual interest rate was set. Each of the named executive officers participates in a supplemental executive retirement plan or SERP. The interest rate under the SERP for 2012 was set as of the last trading date of 2011 at 4.4856% per annum, based on the yield on ten year BBB rated industrial bonds at such time. Such rate exceeded the AFR of 3.37% at such time. Accordingly, pursuant to SEC rules, column (h) of the Summary Compensation Table for 2012 includes the portion of such interest that exceeded that calculated utilizing the AFR at the time the interest rate was set. In addition, column (h) includes interest that Ms. Dillon and Mr. Meyers received from U.S. Cellular (in the case of Mr. Meyers, as a result of deferred salary during Mr. Meyers' employment by U.S. Cellular prior to 2007) and that Mr. Meyers and Mr. Wittwer received from TDS (including TDS Telecom), on deferred salary or bonus that exceeded that calculated utilizing the AFR, as indicated in the below table. The other officers have not deferred any of their salaries or bonus under interest-bearing deferral arrangements. Interest on deferred salary or bonus is compounded monthly, computed at a rate equal to one-twelfth of the sum of the average thirty-year Treasury Bond rate for salary or bonus deferred as an employee of TDS, or the twenty-year Treasury Bond rate for salary or bonus deferred as an employee of U.S. Cellular, plus 1.25 percentage points.

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Mary N. Dillon	Scott H. Williamson	David A. Wittwer
Excess Earnings
SERP	$6,295	$6,533	$447	$5,964	$2,039
TDS Deferred Salary	—	4,317	—	—	17,347
USM Deferred Salary and Bonus	—	434	5,232	—	—

Total Excess Earnings	$6,295	$11,284	$5,679	$5,964	$19,386

Column (h) does not include any changes in pension values because TDS and U.S. Cellular do not have any defined benefit pension plans (including supplemental plans). The named executive officers only participate in tax-qualified defined contribution plans and a non-qualified defined contribution plan which, under SEC rules, are not required to be reflected in column (h). Both the TDS Tax-Deferred Savings Plan (TDSP) and the TDS Pension Plan are tax-qualified defined contribution plans and the supplemental executive retirement plan (SERP) is a non-qualified defined contribution plan.

(i)
In 2011, includes a one-time payment of $250,000 to Mary N. Dillon on the fifteen month anniversary of her date of employment pursuant to the terms of the letter agreement dated May 3, 2010 between U.S. Cellular and Ms. Dillon relating to her employment.

In 2010, includes a one-time payment of $450,000 to Mary N. Dillon on the three month anniversary of her date of employment pursuant to the terms of the letter agreement dated May 3, 2010 between U.S. Cellular and Ms. Dillon relating to her employment.

Does not include any discount amount under the TDS dividend reinvestment plans because such discounts are available generally to all security holders of TDS.

Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is $10,000 or more. Perquisites do not include expenditures that are used exclusively for business purposes.

Includes the following: (1) if applicable, the total of perquisites and personal benefits if they equal or exceed $10,000, summarized by type, or specified for any perquisite or personal benefit that exceeds the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for each officer, in each case, valued on the basis of the aggregate incremental cost of such perquisite or personal benefit to TDS, including any related tax gross up (if the total amount is less than $10,000, the following indicates "N/A"), (2) contributions by TDS for the benefit of the named executive officer under (a) the TDS Tax-Deferred Savings Plan, which is referred to as the TDSP, (b) the TDS Pension Plan and (c) the TDS supplemental executive retirement plan, which is referred to as the SERP, and (3) the dollar value of any insurance premiums paid during the covered fiscal year with respect to director life insurance for the benefit of the named executive:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Mary N. Dillon	Scott H. Williamson	David A. Wittwer
Perquisites (if $10,000 or more):
Corporate automobile allowance and related expenses	$12,140	$13,210	$9,291	$7,795	$—
Travel allowance	—	—	—	—	8,400
Health and fitness reimbursement	—	—	—	592	—
Tax gross up relating to corporate automobile allowance and travel allowance	3,183	3,242	4,263	2,904	4,366

Total Perquisites if $10,000 or more	$15,323	$16,452	$13,554	$11,291	$12,766
Contributions to Benefit Plans
TDSP	$9,500	$9,500	$7,500	$9,500	$9,500
Pension Plan	—	11,697	11,697	26,720	12,926
SERP	50,000	38,303	38,303	24,000	12,000
Life Insurance	124	124	—	—	—

Total, including perquisites if $10,000 or more	$74,947	$76,076	$71,054	$71,511	$47,192

TDS and its subsidiaries do not provide any significant perquisites to their executive officers. Perquisites are valued based on the incremental cost to TDS. No amount is reported if the executive officer reimburses the cost to TDS. In 2012, perquisites primarily included an automobile allowance and related expenses to certain executive officers, and an allowance for travel, meals and accommodations for an executive officer and his spouse to attend company-sponsored awards banquets. Also, TDS and U.S. Cellular reimbursed the officer's additional taxes related to the automobile allowance and the travel allowance.

TDS and U.S. Cellular purchase tickets to various sporting, civic, cultural, charity and entertainment events. They use these tickets for business development, partnership building, charitable donations and community involvement. If not used for business purposes, they may make these tickets available to employees, including the named executive officers, as a form of recognition and reward for their efforts. Because such tickets have already been purchased, we do not believe that there is any aggregate incremental cost to TDS or U.S. Cellular if a named executive officer uses a ticket for personal purposes.

The TDSP is a tax-qualified defined contribution retirement plan that does not discriminate in scope, terms or operation in favor of executive officers and that is available generally to all employees. Employees contribute amounts to the plan and TDS and its subsidiaries make matching contributions in part.

The Pension Plan is a tax-qualified defined contribution retirement plan that does not discriminate in scope, terms or operation in favor of executive officers and that is available generally to all employees. TDS and its subsidiaries make annual employer contributions for each participant.

The SERP is a non-qualified defined contribution plan that is available only to board-approved officers. This plan provides supplemental benefits to the TDS Pension Plan to offset the reduction of benefits under the TDS Pension Plan caused by limitations under the Internal Revenue Code for tax qualified pension plans, including the limitation on annual employee compensation which can be considered. TDS and its subsidiaries make annual employer contributions for each participant.

TDS pays premiums for $100,000 of life insurance for directors of TDS, including directors who are executive officers.

(j)
Represents the dollar value of total compensation for the fiscal year based on the sum of all amounts reported in columns (c) through (i). See the above Compensation Discussion and Analysis for a discussion of the proportions of each of the compensation elements to total compensation.

Footnotes:

(1)
LeRoy T. Carlson, Jr., as President and CEO of TDS, is included in the above table as TDS' principal executive officer. He is also Chairman of U.S. Cellular and TDS Telecom. TDS does not have any employment, severance or similar agreement with LeRoy T. Carlson, Jr. Mr. Carlson is the son of Chairman Emeritus, LeRoy T. Carlson, and the brother of non-executive Chairman of the Board and director, Walter C.D. Carlson, director, Letitia G. Carlson, M.D., and director, Prudence E. Carlson.

(2)
Kenneth R. Meyers, as Executive Vice President and CFO, is included in the above table because he is TDS' principal financial officer. TDS does not have any employment, severance or similar agreement with Kenneth R. Meyers.

(3)
Mary N. Dillon, as President and CEO of U.S. Cellular, a principal business unit of TDS which operates wireless telephone companies, is deemed to be an executive officer of TDS under SEC rules. She is one of the three most highly compensated executive officers other than the principal executive officer or principal financial officer who was serving as an executive officer at the end of the last completed fiscal year, including executive officers of subsidiaries. All of Ms. Dillon's compensation is paid by U.S. Cellular, which is a public company and an SEC registrant. Further information about Ms. Dillon's compensation is included in the 2013 Proxy Statement of U.S. Cellular.

A letter agreement dated May 3, 2010 between U.S. Cellular and Mary N. Dillon related to her employment with U.S. Cellular effective June 1, 2010 provides for the following (certain provisions of which have been satisfied and are no longer executory): (i) a base salary of $725,000 per year through December 31, 2010, with a performance review following year-end 2010; (ii) a one-time payment of $450,000 on the three month anniversary of Ms. Dillon's date of employment; (iii) a one-time payment of $250,000 on the fifteen month anniversary of her date of employment; (iv) a 2010 bonus of at least $580,000; (v) starting in 2011, Ms. Dillon's target bonus opportunity will be 80% of her base salary for the year; (vi) a grant of 75,000 U.S. Cellular stock options on her first day of employment at a strike price equal to the closing price of U.S. Cellular's stock on that date, to vest in 3 equal annual installments on the first, second and third anniversaries of the date of the grant; (vii) a grant of 20,000 U.S. Cellular restricted stock units on her first day of employment, to cliff vest on the third anniversary of the date of the grant; (viii) in the event that Ms. Dillon terminates without Cause or for Good Reason (as defined in the letter agreement) within two years of her starting date, she will fully vest in the foregoing stock option and restricted stock unit awards, and will have one year from the date of such a termination to exercise the options; (ix) in the event that Ms. Dillon terminates without Cause or for Good Reason within two years of her starting date, subject to Ms. Dillon's execution of a release of all claims against U.S. Cellular and TDS, she will receive an amount equal to one year of her then current salary; (x) a grant of an additional 75,000 U.S. Cellular stock options on her first day of employment at a strike price equal to the closing price of U.S. Cellular's stock on that date, which will cliff vest on the sixth anniversary of the date of the grant; (xi) a grant of an additional 25,000 U.S. Cellular restricted stock units on her first day of employment, which will cliff vest on the sixth anniversary of the date of the grant; (xii) starting in 2011, annual grants of U.S. Cellular stock options and restricted stock units; (xiii) the total combined value of her stock option award and restricted stock unit award in each of 2011 and 2012 will be no less than $1,800,000; and (xiv) a seat on the U.S. Cellular board of directors. Reference is made to U.S. Cellular's Form 8-K dated May 6, 2010 for further information.

(4)
Scott H. Williamson, Senior Vice President—Acquisitions and Corporate Development of TDS, is one of the three most highly compensated executive officers other than the principal executive officer or principal financial officer of TDS who was serving as an executive officer at the end of the last completed fiscal year, including executive officers of subsidiaries. TDS does not have any employment, severance or similar agreement with Scott H. Williamson.

(5)
David A. Wittwer, President and CEO of TDS Telecom, is one of the three most highly compensated executive officers other than the principal executive officer or principal financial officer of TDS who was serving as an executive officer at the end of the last completed fiscal year, including executive officers of subsidiaries. TDS does not have any employment, severance or similar agreement with David A. Wittwer.

(6)
Each of LeRoy T. Carlson, Jr., Kenneth R. Meyers and Mary N. Dillon is also an executive officer and/or director of U.S. Cellular. Mary N. Dillon receives all of her compensation from U.S. Cellular. LeRoy T. Carlson, Jr., director and Chairman of U.S. Cellular, and Kenneth R. Meyers, director and Vice President and Assistant Treasurer of U.S. Cellular, did not receive any compensation from U.S. Cellular in 2012. In 2012, LeRoy T. Carlson, Jr., and Kenneth R. Meyers were compensated by TDS in connection with their services for TDS and TDS subsidiaries, including U.S. Cellular. A portion of their compensation expense incurred by TDS is allocated to U.S. Cellular by TDS, along with the allocation of other compensation expense and other expenses of TDS. This allocation by TDS to U.S. Cellular is done in the form of a single management fee pursuant to an Intercompany Agreement between TDS and U.S. Cellular. There is no identification or quantification of the compensation of such persons to U.S. Cellular, or of any other allocated expense in this management fee. The management fee is recorded as a single expense by U.S. Cellular, U.S. Cellular does not obtain details of the components that make up this fee and does not segregate this fee or allocate any part of the management fee to other accounts such as compensation expense. All of the compensation of LeRoy T. Carlson, Jr. and Kenneth R. Meyers was approved by the TDS Compensation Committee and none of it was subject to approval by any U.S. Cellular directors or officers. Accordingly, all of such compensation expense incurred by TDS is reported in the above table by TDS and is not reported by U.S. Cellular. U.S. Cellular discloses the amount of the management fee that it pays to TDS in its proxy statement together with a description of the Intercompany Agreement.

(7)
The following summarizes the bonus amounts in 2012:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Mary N. Dillon	Scott H. Williamson	David A. Wittwer
Bonus paid in 2013 for 2012 Performance	$830,000	$485,600	$690,000	$344,500	$349,000
Less amount reported as Non-Equity Incentive Plan Compensation	—	(94,376)	—	(67,406)	—

Total Amount reported as Bonus for 2012	$830,000	$391,224	$690,000	$277,094	$349,000

        The following summarizes the bonus amounts in 2011:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Mary N. Dillon	Scott H. Williamson	David A. Wittwer
Bonus paid in 2012 for 2011 Performance	$574,900	$497,700	$650,000	$324,100	$395,100
Less amount reported as Non-Equity Incentive Plan Compensation	—	(115,567)	—	(80,423)	—

Total Amount reported as Bonus for 2011	$574,900	$382,133	$650,000	$243,677	$395,100

        The following summarizes the bonus amounts in 2010:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Mary N. Dillon	Scott H. Williamson	David A. Wittwer
Bonus paid in 2011 for 2010 Performance	$875,000	$353,900	$580,000	$235,100	$297,500
Less amount reported as Non-Equity Incentive Plan Compensation	—	(97,484)	—	(64,139)	—

Total Amount reported as Bonus for 2010	$875,000	$256,416	$580,000	$170,961	$297,500

Unlike the bonus guidelines for other executive officers, which provide that a specified percentage of an officer's bonus will be determined based on quantitative financial performance measures (as described above) and that the remaining percentage will be discretionary based on overall company performance and on individual performance, the bonus guidelines for the President and CEO of TDS (LeRoy T. Carlson, Jr.), the President and CEO of U.S. Cellular (Mary N. Dillon) and the President and CEO of TDS Telecom (David A. Wittwer), do not provide such specificity and provide that the entire amount of the bonus is discretionary. Accordingly, the entire amount of the bonus for each of LeRoy T. Carlson, Jr., Mary N. Dillon and David A. Wittwer is reported under the "Bonus" column of the Summary Compensation Table.

Information Regarding Plan-Based Awards

        The following table shows, as to the executive officers who are named in the Summary Compensation Table, certain information regarding plan-based awards in 2012.

Grants of Plan-Based Awards

					All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards (l)
Name (a)	Grant Date (b)	Threshold (c)	Target (d)	Maximum (e)
LeRoy T. Carlson, Jr.
Non-Equity Incentive Plan Awards(1)	—	—	—	—
Awards in TDS Shares(2)
TDS Restricted Stock Units	5/16/12				57,500			$1,128,581
TDS Phantom Stock Match Units for 2011 Bonus paid in 2012(4)	3/8/12				892			$21,559
Incremental fair value of adjustments of stock awards in 2012 due to Reclassification	1/24/12							$20,681

Total Grant Date Value of Stock Awards								$1,170,821

TDS Options	5/16/12					309,200	$20.79	$1,942,234
Incremental fair value of adjustments of options in 2012 due to Reclassification	1/24/12							$141,054

Total Grant Date Value of Option Awards								$2,083,288

Total Grant Date Value of All Awards								$3,254,109

Kenneth R. Meyers
Non-Equity Incentive Plan Awards(1)	N/A	$—	$153,911	$307,822
Awards in TDS Shares(2)
TDS Restricted Stock Units	5/16/12				26,900			$527,980
TDS Phantom Stock Match Units for 2011 Bonus paid in 2012(4)	3/8/12				1,286			$31,106
Incremental fair value of adjustments of stock awards in 2012 due to Reclassification	1/24/12							$8,694

Total Grant Date Value of Stock Awards								$567,780

TDS Options	5/16/12					225,300	$20.79	$1,415,218
Incremental fair value of adjustments of options in 2012 due to Reclassification	1/24/12							$53,620

Total Grant Date Value of Option Awards								$1,468,838

Total Grant Date Value of All Awards								$2,036,618

Mary N. Dillon
Non-Equity Incentive Plan Awards(1)	—	—	—	—
Awards in USM Common Shares(3)
USM Restricted Stock Units	4/2/12				33,751			$1,375,016
USM Phantom Stock Match Units for 2011 Bonus paid in 2012(4)	3/15/12				959			$40,625

Total Grant Date Value of Stock Awards								$1,415,641
USM Options	4/2/12					74,975	$40.74	$1,104,035

Total Grant Date Value of All Awards								$2,519,676

Scott H. Williamson
Non-Equity Incentive Plan Awards(1)	N/A	$—	$104,530	$209,060
Awards in TDS Shares(2)
TDS Restricted Stock Units	5/16/12				17,400			$341,519

					All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards (l)
Name (a)	Grant Date (b)	Threshold (c)	Target (d)	Maximum (e)
Incremental fair value of adjustments of stock awards in 2012 due to Reclassification	1/24/12							$4,139

Total Grant Date Value of Stock Awards								$345,658

TDS Options	5/16/12					129,500	$20.79	$813,452
Incremental fair value of adjustments of options in 2012 due to Reclassification	1/24/12							$42,760

Total Grant Date Value of Option Awards								$856,212

Total Grant Date Value of All Awards								$1,201,870

David A. Wittwer
Non-Equity Incentive Plan Awards(1)	—	—	—	—
Awards in TDS Shares(2)
TDS Restricted Stock Units	5/16/12				23,500			$461,246
Incremental fair value of adjustments of stock awards in 2012 due to Reclassification	1/24/12							$5,056

Total Grant Date Value of Stock Awards								$466,302

TDS Options	5/16/12					152,800	$20.79	$959,810
Incremental fair value of adjustments of options in 2012 due to Reclassification	1/24/12							$40,173

Total Grant Date Value of Option Awards								$999,983

Total Grant Date Value of All Awards								$1,466,285

Explanation of Columns:
(a)	Includes the persons identified in the Summary Compensation Table.
(b)
Represents the date on which the TDS Compensation Committee, or in the case of Ms. Dillon, the U.S. Cellular Long-Term Incentive Compensation Committee, took action or was deemed to take action to grant the equity-based awards. In the case of the adjustment of awards in connection with the Reclassification, this represents the effective date of the Reclassification.
(c)-(e)	These columns relate to non-equity incentive plan awards, as defined by SEC rules. See Note (1) below.
(f)-(h)
These columns as set forth in Item 402(d) of Regulation S-K are not applicable because the named executive officers did not receive any equity incentive plan awards, as defined by SEC rules. Accordingly, such columns are not included above.
(i)
Except with respect to Mary N. Dillon, includes the number of TDS Common Shares underlying restricted stock units awarded pursuant to the TDS 2011 Long-Term Incentive Plan. The TDS restricted stock units will become vested on December 1, 2014. With respect to Ms. Dillon, includes the number of USM Common Shares underlying restricted stock units granted to Ms. Dillon pursuant to the U.S. Cellular 2005 Long-Term Incentive Plan. The USM restricted stock units will become vested on April 2, 2015.

Under the TDS 2004 Long-Term Incentive Plan, executives (other than Mary N. Dillon) were permitted to elect to defer receipt of all or a portion of their annual bonuses (up to $400,000) and to receive stock unit matches on the amount deferred. Deferred compensation was deemed invested in phantom TDS Common Shares. Participants received (i) a 25% stock unit match for amounts deferred up to 50% of their total annual bonus and (ii) a 33% stock unit match for amounts deferred that exceeded 50% of their total annual bonus. The match stock units vest ratably at a rate of one-third per year over three years. (Such participants will continue to be permitted to defer their bonus (without application of the $400,000 limit) for bonuses earned in 2013 and later years under the TDS 2011 Long-Term Incentive Plan.) The value of phantom stock bonus match units with respect to such officer is included in column (e), "Stock Awards," of the above Summary Compensation Table. After vesting, the match stock units are credited with dividend equivalents. Mary N. Dillon may elect to defer bonus (without limitation as to amount) into phantom USM Common Shares under the U.S. Cellular 2005 Long-Term Incentive Plan. U.S. Cellular does not currently pay dividends. For information relating to similar provisions under the U.S. Cellular 2005 Long-Term Incentive Plan applicable to bonus deferral by Mary N. Dillon, see U.S. Cellular's Proxy Statement for its 2013 Annual Meeting.
(j)
Except with respect to Mary N. Dillon, represents the number of TDS Common Shares underlying options awarded during the year pursuant to the TDS 2011 Long-Term Incentive Plan. The TDS options were granted on May 16, 2012 at an exercise price of $20.79 per share, which was the closing price of a TDS Common Share on May 16, 2012. The TDS options become exercisable with respect to one third of the number of shares subject to the option on each of the first, second and third anniversaries of the grant date and are exercisable until May 16, 2022.

In the case of Ms. Dillon, represents the number of USM Common Shares underlying options awarded during the fiscal year pursuant to the U.S. Cellular 2005 Long-Term Incentive Plan. The USM options were granted on April 2, 2012 at an exercise price of $40.74 per share, which was the closing price of a USM Common Share on April 2, 2012. The USM options become exercisable with respect to one-third of the number of shares subject thereto on each of the first, second and third anniversaries of the grant date and are exercisable until April 2, 2022.
(k)	Represents the per-share exercise price of the options granted in column (j). Such exercise price is not less than the closing market price of the underlying security on the date of the grant.
(l)
Represents the aggregate grant date fair value computed in accordance with FASB ASC 718. In the case of the restricted stock units, such value is reduced by the estimated value of the discounted cash flows of dividends that would normally be received with respect to the underlying shares (because restricted stock units do not receive credit for dividends prior to vesting). In the case of any adjustment or amendment of the exercise or base price of options, stock appreciation rights ("SARs") or similar option-like instruments previously awarded to a named executive officer, whether through amendment, cancellation or replacement grants, or any other means ("repriced"), or other material modification of such awards, represents the incremental fair value, computed as of the repricing or modification date in accordance with FASB ASC 718, with respect to that repriced or modified award. No options, SARs or other similar awards were repriced or materially modified in the last fiscal year with respect to the named executive officers, except with respect to the Reclassification as discussed above.
Footnotes:
(1)
Represents amounts payable under the bonus guidelines and procedures. The bonus guidelines for the President and CEO of TDS, the President and CEO of U.S. Cellular and the President and CEO of TDS Telecom do not provide for a Threshold, Target or Maximum bonus based on specified performance measures, and no portion of the bonus payable to such individuals is considered non-equity incentive plan compensation. The above amounts for the other officers relate to the bonus with respect to 2012 performance that was paid in 2013 that was calculated based on quantitative financial performance. The Threshold amount is zero because there is no minimum level that is required for quantitative financial performance before a bonus can be earned. The Target amount represents the bonus for quantitative financial performance that would have been paid in 2013 if the target was achieved for each quantitative performance measure in 2012 by U.S. Cellular and TDS Telecom. The Maximum amount represents the maximum bonus for quantitative financial performance that would have been paid in 2013 if each quantitative performance measure for U.S. Cellular and TDS Telecom in 2012 equaled or exceeded 200% of its target in 2012. The following shows the calculation of the actual amount of non-equity incentive plan compensation in 2012 for Kenneth R. Meyers and Scott H. Williamson for reference for comparison to the Target and Maximum above, representing 63% of the portion of the Target applicable to quantitative financial performance (70%), based on the weighted quantitative financial performance percentage calculated above under "Company Performance." Certain amounts below are rounded.

		Formula	Kenneth R. Meyers	Scott H. Williamson
a	2012 base salary		$658,500	$611,000
b	2012 Target bonus percentage		65%	50%

c	Target bonus for 2012	a × b	$428,025	$305,500
d	Percentage of 2012 target bonus based on company performance		50%	50%

e	Target bonus for company performance	c × d	$214,000	$152,800

f	70% of target bonus for company performance applicable to quantitative financial performance in 2012	e × 70%	$149,800	$106,960

g	Calculation of amount reported under "Non-Equity Incentive Plan Compensation" column based on weighted quantitative financial performance in 2012	f × 63.0%	$94,376	$67,406

(2)	Pursuant to the TDS 2011 Long-Term Incentive Plan, on the date specified, the TDS Compensation Committee granted such executive officer restricted stock units to be settled in TDS Common Shares and options to purchase TDS Common Shares. The aggregate grant date fair value computed in accordance with FASB ASC 718 of the stock awards is reported in the Summary Compensation Table in column (e) and the aggregate grant date fair value computed in accordance with FASB ASC 718 of the option awards is reported in the Summary Compensation Table in column (f). Dividends are not earned with respect to shares underlying restricted stock units until the award becomes vested and the shares are issued or on shares underlying options until such options are exercised and the shares are issued.

Pursuant to the TDS 2004 Long-Term Incentive Plan, executives who deferred all or a portion of their annual bonuses under the bonus deferral and employer match program received phantom stock match units. The aggregate grant date fair value computed in accordance with FASB ASC 718 of the phantom stock match units is reported in the Summary Compensation Table under "Stock Awards" in column (e).
(3)
Pursuant to the U.S. Cellular 2005 Long-Term Incentive Plan, on the date specified, the U.S. Cellular Long-Term Incentive Compensation Committee granted to Mary N. Dillon restricted stock units to be settled in USM Common Shares and options to purchase USM Common Shares. The aggregate grant date fair value computed in accordance with FASB ASC 718 of the stock awards is reported in the Summary Compensation Table in column (e) and the aggregate grant date fair value computed in accordance with FASB ASC 718 of the option awards is reported in the Summary Compensation Table in column (f). U.S. Cellular does not currently pay dividends.
(4)
Includes the number of phantom stock units in TDS Common Shares (or USM Common Shares for Ms. Dillon) awarded to such officer with respect to the company match related to deferred bonus compensation. The aggregate grant date fair value computed in accordance with FASB ASC 718 of the match stock units is reported in the Summary Compensation Table in column (e) under "Stock Awards." See the "Nonqualified Deferred Compensation" table below for information regarding bonus phantom stock and dividend equivalents credited to the named executive officers.

Information Regarding Outstanding Equity Awards at Year End

        The following table shows, as to the executive officers who are named in the Summary Compensation Table, certain information regarding outstanding equity awards at year end. The information reported below reflects the equity awards as adjusted for the Reclassification on January 24, 2012. The adjustments made to outstanding equity awards in connection with the Reclassification were described in TDS' Notice of Annual Meeting and Proxy Statement dated April 16, 2012 as filed with the SEC on Schedule 14A on such date.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options: (#) Exercisable (b)	Number of Securities Underlying Unexercised Options: (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
LeRoy T. Carlson, Jr.(1)
Options:
2012 TDS Options(2)		309,200		$20.79	5/16/22
2011 TDS Options(3)	76,666	153,334		$29.94	5/13/21
2010 TDS Options(4)	166,666	83,334		$26.66	5/25/20
2009 TDS Options(5)	244,000			$26.95	5/20/19
2008 TDS Options(6)	226,425			$35.35	5/21/18
2007 TDS Options(7)	179,653			$59.45	7/2/17
2006 TDS Options(8)	213,333			$49.80	12/13/16
2005 TDS Options(9)	231,751			$37.07	4/20/15
2004 TDS Options(10)	140,956			$31.62	5/8/14
2003 TDS Options(11)	136,838			$25.36	7/3/13
Stock Awards:
2012 TDS RSUs(12)						57,500	$1,273,050
2011 TDS RSUs(13)						36,700	$812,538
TDS Bonus Match not vested:(23)						993	$21,985

Total TDS	1,616,288	545,868				95,193	$2,107,573

Kenneth R. Meyers(1)
Options:
2012 TDS Options(2)		225,300		$20.79	5/16/22
2011 TDS Options(3)	40,400	80,800		$29.94	5/13/21
2010 TDS Options(4)	88,333	44,167		$26.66	5/25/20
2009 TDS Options(5)	129,400			$26.95	5/20/19
2008 TDS Options(6)	93,000			$35.35	5/21/18
2007 TDS Options(7)	52,942			$59.45	7/2/17
2006 USM Options(14)	22,819			$59.43	4/3/16
2005 USM Options(15)	17,200			$45.63	3/31/15
2004 USM Options(16)	8,807			$38.65	3/31/14
Stock Awards:
2012 TDS RSUs(12)						26,900	$595,566
2011 TDS RSUs(13)						16,700	$369,738
TDS Bonus Match not vested:(23)						1,129	$24,996

Total TDS	404,075	350,267				44,729	$990,300

Total USM	48,826	—				—	$—

Mary N. Dillon(1)
Options:
2012 USM Options(17)		74,975		$40.74	4/2/22
2011 USM Options(18)	27,767	55,533		$51.99	4/1/21
Initial CEO USM Options (with accelerated vesting)(21)	50,000	25,000		$40.81	6/1/20
Initial CEO USM Options (without accelerated vesting)(21)		75,000		$40.81	6/1/20
Stock Awards:
2012 USM RSUs(19)						33,751	$1,189,385
2011 USM RSUs(20)						23,158	$816,088
Initial CEO USM RSUs (with accelerated vesting)(22)						20,000	$704,800
Initial CEO USM RSUs (without accelerated vesting)(22)						25,000	$881,000
USM Bonus Match not vested:(23)						639	$22,518

Total USM	77,767	230,508				102,548	$3,613,791

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options: (#) Exercisable (b)	Number of Securities Underlying Unexercised Options: (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Scott H. Williamson(1)
Options:
2012 TDS Options(2)		129,500		$20.79	5/16/22
2011 TDS Options(3)	26,933	53,867		$29.94	5/13/21
2010 TDS Options(4)	60,800	30,400		$26.66	5/25/20
2009 TDS Options(5)	90,700			$26.95	5/20/19
2008 TDS Options(6)	68,500			$35.35	5/21/18
2007 TDS Options(7)	56,998			$59.45	7/2/17
2006 TDS Options(8)	75,122			$38.00	6/19/16
2005 TDS Options(9)	51,117			$37.07	4/20/15
Stock Awards:
2012 TDS RSUs(12)						17,400	$385,236
2011 TDS RSUs(13)						11,300	$250,182

Total TDS	430,170	213,767				28,700	$635,418

David A. Wittwer(1)
Options:
2012 TDS Options(2)		152,800		$20.79	5/16/22
2011 TDS Options(3)	29,866	59,734		$29.94	5/13/21
2010 TDS Options(4)	61,866	30,934		$26.66	5/25/20
2009 TDS Options(5)	89,500			$26.95	5/20/19
2008 TDS Options(6)	68,500			$35.35	5/21/18
2007 TDS Options(7)	43,077			$59.45	7/2/17
2006 TDS Options(8)	35,364			$38.00	6/19/16
Stock Awards:
2012 TDS RSUs(12)						23,500	$520,290
2011 TDS RSUs(13)						15,900	$352,026

Total TDS	328,173	243,468				39,400	$872,316

Explanation of Columns:

(a)
Includes the persons identified in the Summary Compensation Table.

(b)
Includes, on an award-by-award basis, the number of securities underlying unexercised options that are exercisable as of December 31, 2012. Represents awards with respect to TDS Common Shares, other than awards to Ms. Dillon, and awards to Mr. Meyers relating to periods prior to 2007, which represent awards with respect to USM Common Shares.

(c)
Includes, on an award-by-award basis, the number of securities underlying unexercised options that are unexercisable as of December 31, 2012. Represent awards with respect to TDS Common Shares, other than awards to Ms. Dillon, which represent awards with respect to USM Common Shares.

(d)
This column is not applicable because the named executive officers do not have any options that are equity incentive plan awards, as defined by SEC rules.

(e)
Represents the exercise prices of the awards identified in columns (b) and (c).

(f)
Represents the expiration dates of the awards identified in columns (b) and (c).

(g)
Represents the total number of shares underlying stock awards that have not vested as of December 31, 2012.

(h)
Represents the market value of shares underlying stock awards that have not vested as of December 31, 2012, calculated, for the executive officers other than Ms. Dillon, using the closing price of TDS Common Shares of $22.14 on December 31, 2012. With respect to Ms. Dillon, the market value of shares underlying stock awards that have not vested as of December 31, 2012, was calculated using the closing price of USM Common Shares of $35.24 on December 31, 2012.

(i)
This column is not applicable because the named executive officers do not have any stock awards that are equity incentive plan awards, as defined by SEC rules.

(j)
This column is not applicable because the named executive officers do not have any stock awards that are equity incentive plan awards, as defined by SEC rules.

Footnotes:

           The following provides additional information with respect to outstanding equity awards at year end. Number references correspond to numbers in the above table. The following discloses the date that options are scheduled to become exercisable and that restricted stock units and phantom stock match units are scheduled to become vested.

(1)
With respect to such officers other than Mary N. Dillon and Kenneth R. Meyers, information is presented as to the number of TDS Common Shares underlying options or stock awards. Dividends are not earned with respect to TDS shares underlying restricted stock units until the award becomes vested and the shares are issued or on TDS shares underlying options until such options are exercised and the shares are issued. With respect to Mary N. Dillon, and with respect to Kenneth R. Meyers relating to periods prior to 2007, information is presented as to the number of USM Common Shares underlying options or stock awards. With respect to Kenneth R. Meyers for 2007 and thereafter, information is presented as to the number of TDS Common Shares underlying options or stock awards. U.S. Cellular does not currently pay any dividends.

(2)
Such 2012 TDS Options were granted on May 16, 2012, become exercisable with respect to one third of such options on each of May 16, 2013, May 16, 2014 and May 16, 2015, and are exercisable until May 16, 2022 at the exercise price of $20.79 per share.

(3)
Such 2011 TDS Options were granted on May 13, 2011, become exercisable with respect to one third of such options on each of May 13, 2012, May 13, 2013 and May 13, 2014, and are exercisable until May 13, 2021 at the exercise price of $29.94 per share.

(4)
Such 2010 TDS Options were granted on May 25, 2010, become exercisable with respect to one third of such options on each of May 25, 2011, May 25, 2012 and May 25, 2013, and are exercisable until May 25, 2020 at the exercise price of $26.66 per share.

(5)
Such 2009 TDS Options were granted on May 21, 2009, became exercisable with respect to one third of such options on each of May 21, 2010, May 21, 2011 and May 21, 2012, and are exercisable until May 21, 2019 at the exercise price of $26.95 per share.

(6)
Such 2008 TDS Options were granted on August 26, 2008, became exercisable with respect to one third of such options on each of August 26, 2009, August 26, 2010 and August 26, 2011, and are exercisable until May 21, 2018 at the exercise price of $35.35 per share.

(7)
Such 2007 TDS Options were granted on July 2, 2007, became exercisable on December 15, 2007 and are exercisable until July 2, 2017 at the exercise price of $59.45 per share.

(8)
With respect to LeRoy T. Carlson, Jr., such 2006 TDS Options were granted on December 13, 2006, became exercisable on December 15, 2006 and are exercisable until December 13, 2016 at the exercise price of $49.80 per share. With respect to Scott H. Williamson and David A. Wittwer, such 2006 TDS Options were granted on June 19, 2006, became exercisable on December 15, 2006 and are exercisable until June 19, 2016 at the exercise price of $38.00 per share.

(9)
Such 2005 TDS Options were granted on April 20, 2005, became exercisable on December 15, 2005 and are exercisable until April 20, 2015 at the exercise price of $37.07 per share.

(10)
Such 2004 TDS Options were granted on May 8, 2004, became exercisable on December 15, 2004 and are exercisable until May 8, 2014 at the exercise price of $31.62 per share.

(11)
Such 2003 TDS Options were granted on July 3, 2003, became exercisable on December 15, 2003 and are exercisable until July 3, 2013 at the exercise price of $25.36 per share.

(12)
Such 2012 TDS Restricted Stock Units were granted on May 16, 2012 and will become vested on December 1, 2014.

(13)
Such 2011 TDS Restricted Stock Units were granted on May 13, 2011 and will become vested on December 2, 2013.

(14)
The 2006 USM Options were granted to Mr. Meyers on April 3, 2006, became exercisable in annual increments of 25% on April 3 of each year beginning in 2007 and ending in 2010, and are exercisable until April 3, 2016 at an exercise price of $59.43 per share.

(15)
The 2005 USM Options were granted to Mr. Meyers on March 31, 2005, became exercisable in annual increments of 25% on March 31 of each year beginning in 2006 and ending in 2009, and are exercisable until March 31, 2015 at an exercise price of $45.63 per share.

(16)
The 2004 USM Options were granted to Mr. Meyers on March 31, 2004, became exercisable in annual increments of 25% on March 31 of each year beginning in 2005 and ending in 2008, and are exercisable until March 31, 2014 at an exercise price of $38.65 per share.

(17)
The 2012 USM Options were granted on April 2, 2012, become exercisable in annual increments of one third on April 2 of each year beginning in 2013 and ending in 2015, and are exercisable until April 2, 2022 at an exercise price of $40.74 per share.

(18)
The 2011 USM Options were granted on April 1, 2011, become exercisable in annual increments of one third on April 1 of each year beginning in 2012 and ending in 2014, and are exercisable until April 1, 2021 at an exercise price of $51.99 per share.

(19)
The 2012 USM RSUs were granted on April 2, 2012 and become vested on April 2, 2015.

(20)
The 2011 USM RSUs were granted on April 1, 2011 and become vested on April 1, 2014.

(21)
The Initial CEO USM Options (with accelerated vesting, as discussed in Note 3 under the Summary Compensation Table above) were granted on June 1, 2010, become exercisable with respect to one-third of such options on each of June 1, 2011, June 1, 2012 and June 1, 2013, and are exercisable until June 1, 2020 at an exercise price of $40.81 per share. The Initial CEO USM Options (without accelerated vesting) were granted on June 1, 2010, become exercisable on June 1, 2016 and are exercisable until June 1, 2020 at an exercise price of $40.81 per share.

(22)
The Initial CEO USM RSUs (with accelerated vesting, as discussed in Note 3 under the Summary Compensation Table above) were granted on June 1, 2010 and become vested on June 1, 2013. The Initial CEO USM RSUs (without accelerated vesting) were granted on June 1, 2010 and become vested on June 1, 2016.

(23)
Represents phantom stock match units awarded to such officer with respect to deferred bonus compensation. See "Information Regarding Nonqualified Deferred Compensation" below. Represents the number of TDS Common Shares (or USM Common Shares in the case of Ms. Dillon) underlying phantom stock match units that have not vested. One-third of the phantom stock bonus match units become vested on each of the first three anniversaries of the last day of the year for which the applicable bonus is payable, provided that such officer is an employee of TDS (or U.S. Cellular in the case of Ms. Dillon) or an affiliate on such date.

Information Regarding Option Exercises and Stock Vested in 2012

        The following table shows, as to the executive officers who are named in the Summary Compensation Table, certain information regarding option exercises and stock vested in 2012.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
LeRoy T. Carlson, Jr.(1)(7)
TDS Options Exercised (Exercise Date):	—	—
TDS Stock Awards Vested:
2010 TDS Restricted Stock Units(3)			37,400	$826,914
TDS Bonus Match Units(4)(5)			1,045	$23,136

Total TDS	—	$—	38,445	$850,050

Kenneth R. Meyers(1)(2)(7)
TDS Options Exercised (Exercise Date)(6):	—	—
TDS Stock Awards Vested:
2010 TDS Restricted Stock Units(3)			17,000	$375,870
TDS Bonus Match Units(4)(5)			931	$20,612
USM Options Exercised (Exercise Date)(6):	—	—

Total TDS	—	$—	17,931	$396,482

Total USM	—	$—	—	$—

Mary N. Dillon(2)(7)
USM Options Exercised (Exercise Date):	—	—
USM Stock Awards Vested:
USM Bonus Match Units(4)			320	$11,277

Total USM	—	$—	320	$11,277

Scott H. Williamson(1)(7)
TDS Options Exercised (Exercise Date):	—	—
TDS Stock Awards Vested:
2010 TDS Restricted Stock Units(3)			11,700	$258,687

Total TDS	—	$—	11,700	$258,687

David A. Wittwer(1)(7)
TDS Options Exercised (Exercise Date):	—	—
TDS Stock Awards Vested:				—
2010 TDS Restricted Stock Units(3)			12,200	$269,742

Total TDS	—	$—	12,200	$269,742

Explanation of Columns:

(a)
Includes the persons identified in the Summary Compensation Table.

(b)
Represents the number of securities for which options were exercised.

(c)
Represents the aggregate dollar value realized upon exercise of options, based on the difference between the market price of the underlying securities at exercise and the exercise price of the options.

(d)
Represents the number of shares of stock that have vested. This includes restricted stock units and company-match phantom stock units relating to deferred bonuses that became vested in 2012.

(e)
Represents the aggregate dollar value realized upon vesting of stock, calculated by multiplying the number of units by the market value of the underlying securities on the vesting date.

Footnotes:

(1)
Except with respect to Mary N. Dillon, and Kenneth R. Meyers to the extent indicated, information is presented as to the number of TDS Common Shares underlying options or stock awards.

(2)
With respect to Mary N. Dillon, and with respect to Kenneth R. Meyers to the extent indicated, represents USM Common Shares underlying options or stock awards.

(3)
On December 15, 2012, the 2010 TDS restricted stock units vested and were issued in TDS Common Shares. The amounts in column (e) relating to such shares represent the market values of these shares using the closing price of $22.11 on December 14, 2012, the last trading day immediately preceding the date of vesting since the date of vesting was a weekend day.

(4)
Pursuant to the TDS 2004 Long-Term Incentive Plan (or the U.S. Cellular 2005 Long-Term Incentive Plan for Ms. Dillon), the company-match phantom stock units related to deferred bonus vest one-third on each of the first three anniversaries of the last day of the year for which the applicable bonus is payable, provided that the award recipient is an employee of TDS or an affiliate on such date. The stock price used to calculate the value realized on vesting was the closing price of TDS Common Shares of $22.14 (or the closing price of USM Common Shares of $35.24 for Ms. Dillon) on December 31, 2012. See "Information Regarding Nonqualified Deferred Compensation" below.

(5)
Vested TDS phantom stock units are credited with dividend equivalents. U.S. Cellular does not currently pay dividends.

(6)
Kenneth R. Meyers received options, restricted stock units and bonus match units in USM Common Shares prior to 2007 when he was employed by U.S. Cellular and received such awards in TDS Common Shares in 2007 and later years after he became employed by TDS. All restricted stock units and bonus match units in USM Common Shares received by Mr. Meyers vested prior to 2012.

(7)
See the Outstanding Equity Awards at Fiscal Year-End Table above for a description of the awards that continued to be held by the named executive officers at December 31, 2012.

        From time to time, TDS and/or U.S. Cellular authorizes its executive officers to enter into plans under Section 10b5-1 of the Securities Exchange Act of 1934, as amended. These plans may include specific instructions for the broker to exercise stock options and/or sell stock on behalf of the executive based on a pre-determined schedule or formula. The purpose of such plans is to enable executive officers to recognize the value of their compensation and sell their holdings of TDS and/or U.S. Cellular common stock during periods in which the officer would otherwise be unable to buy or sell such stock because important information about TDS and/or U.S. Cellular has not been publicly released.

Information Regarding Pension Benefits

        TDS and U.S. Cellular executive officers are covered by the Tax-Deferred Savings Plan (a tax-qualified "defined contribution" plan), the Pension Plan (a tax-qualified "defined contribution" plan) and the SERP (a non-qualified "defined contribution" supplemental plan), as discussed above. The company contributions for each of the named executive officers under these plans is disclosed in column (i), "All Other Compensation," of the Summary Compensation Table. TDS and U.S. Cellular do not have any "defined benefit" pension plans (including supplemental plans). The named executive officers only participate in tax-qualified defined contribution plans and a non-qualified defined contribution plan. Accordingly, the Pension Benefits table required to be provided by SEC rules is not applicable.

Information Regarding Nonqualified Deferred Compensation

        The following table shows, as to the executive officers who are named in the Summary Compensation Table, certain information regarding nonqualified deferred compensation.

Nonqualified Deferred Compensation

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
LeRoy T. Carlson, Jr.
SERP(1)
Company contribution		$50,000
Interest up to AFR			$17,803
Interest above AFR			$6,295

Total Interest			$24,098
Balance at year end					$602,382
Bonus Deferral and Company Match(3)
Deferral of 2011 Bonus paid in 2012—3,566 TDS Shares	$86,235
Company Match for 2011 Bonus paid in 2012 of 892 TDS Shares		$21,559
Dividend Equivalents on Deferred Bonus and Company Match of 1,165 TDS Shares			$25,793
Changes in Value in 2012			$(115,041)
Accumulated Balance at Year End:
54,845 TDS Shares (excluding 993 unvested shares)					$1,214,268

Aggregate Totals(5)	$86,235	$71,559	$(65,150)	$—	$1,816,650

Kenneth R. Meyers
SERP(1)
Company contribution		$38,303
Interest up to AFR			$18,475
Interest above AFR			$6,533

Total Interest			$25,008
Balance at year end					$611,532
Salary Deferral(2)
TDS
Salary deferred	$78,260
Interest up to AFR			$10,422
Interest above AFR			$4,317

Total Interest			$14,739
Balance at year end					$403,860

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
U.S. Cellular (for periods prior to 2007)
Interest up to AFR			$1,509
Interest above AFR			$434

Total Interest			$1,943
Balance at year end					$52,053
Bonus Deferral and Company Match(3)
TDS Shares
Deferral of 2011 Bonus paid in 2012—5,146 TDS Shares	$124,425
Company Match for 2011 Bonus paid in 2012 of 1,286 TDS Shares		$31,106
Dividend Equivalents on Deferred Bonus and Company Match of 335 TDS Shares			$7,417
Distribution in 2012—4,604 TDS Shares(4)				$(110,727)
Changes in Value in 2012			$(55,002)
Accumulated Balance at Year End:
16,422 TDS Shares (excluding 1,129 unvested shares)					$363,583

Aggregate Totals(5)	$202,685	$69,409	$(5,895)	$(110,727)	$1,431,028

Mary N. Dillon
SERP(1)
Company contribution		$38,303
Interest up to AFR			$1,264
Interest above AFR			$447

Total Interest			$1,711
Balance at year end					$77,518
Bonus Deferral and Company Match(3)
Deferral of 2011 Bonus paid in 2012—3,835 USM shares	$162,500
Company Match for 2011 Bonus paid in 2012 of 959 USM shares		$40,625
Changes in Value in 2012			$(56,703)
Accumulated Balance at Year End: 4,155 USM Shares (excluding 639 unvested shares)					$146,422
Salary and Bonus Deferred into Interest Account(2)
Salary Deferred	$194,862
Bonus Deferred	$162,500
Interest up to AFR			$19,607
Interest above AFR			$5,232

Total Interest			$24,839
Balance at year end					$816,750

Aggregate Totals(5)	$519,862	$78,928	$(30,153)	$—	$1,040,690

Scott H. Williamson
SERP(1)
Company contribution		$24,000
Interest up to AFR			$16,865
Interest above AFR			$5,964

Total Interest			$22,829
Balance at year end					$547,282

Aggregate Totals(5)	$—	$24,000	$22,829	$—	$547,282

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
David A. Wittwer
SERP(1)
Company contribution		$12,000
Interest up to AFR			$5,765
Interest above AFR			$2,039

Total Interest			$7,804
Balance at year end					$190,882
Salary Deferred in prior years(2)
Interest up to AFR			$43,783
Interest above AFR			$17,347

Total Interest			$61,130
Balance at year end					$1,512,283

Aggregate Totals(5)	$—	$12,000	$68,934	$—	$1,703,165

Explanation of Columns:

(a)
Includes the persons identified in the Summary Compensation Table.

(b)
Represents the dollar amount of executive contributions during the last fiscal year. With respect to any deferred salary, includes the actual dollar amount deferred. The entire amount of the salary earned in 2012 is included in column (c) of the Summary Compensation Table, whether or not deferred. Only Mary N. Dillon and Kenneth R. Meyers deferred a portion of their salary in 2012. The deferred salary account is paid at the time and in the form provided in the applicable plan or agreement, which permits certain distribution elections by the officer.

With respect to deferred bonus, includes the actual dollar amount of bonus deferred. The entire amount of the bonus is included in the Summary Compensation Table in column (d) or (g), whether or not deferred. LeRoy T. Carlson, Jr., Kenneth R. Meyers and Mary N. Dillon each deferred a portion of their 2011 bonus paid in 2012. The named executive officers receive a distribution of the deferred compensation account at the earlier of the date elected by the officer and the officer's separation from service (or, with respect to amounts subject to section 409A of the Internal Revenue Code, the seventh calendar month following the calendar month of the officer's separation from service), provided that for amounts deferred for years prior to 2013 by the named executive officers employed by U.S. Cellular, the account shall be distributed at the date elected by the officer (either the officer's separation from service, subject to any six-month delay required by section 409A of the Internal Revenue Code, or a date specified by the officer).

(c)
Represents the dollar amount of aggregate contributions by TDS or U.S. Cellular during the last fiscal year. With respect to the SERP, represents the actual dollar amount credited with respect to 2012 for the officer. This is the same as the amount included in column (i) of the Summary Compensation Table. With respect to the company match, the amount in 2012 represents the value of the shares underlying the phantom stock units awarded to such officer. This is the same as the amount included in column (e) of the Summary Compensation Table.

(d)
Includes the dollar amount of aggregate interest or other earnings accrued during the last fiscal year. With respect to the SERP, represents the actual dollar amount earned in 2012 by the officer, of which any amount that is deemed to be above-market or preferential earnings as defined by SEC rules is included in column (h) of the Summary Compensation Table. With respect to any deferred salary or bonus, includes the amount of interest credited to the deferral account for 2012, of which any amount that is deemed to be above-market or preferential earnings as defined by SEC rules is included in column (h) of the Summary Compensation Table. The amount up to the AFR (as previously defined) is not deemed to be above-market or preferential, and is not included in the Summary Compensation Table. The amount above the AFR is deemed to be above-market or preferential and, therefore, is included in the Summary Compensation Table. With respect to the bonus deferral and company match, represents the dollar value of the phantom stock units credited to the account of the identified officer as dividend equivalents, based on the closing price of the underlying shares on December 31, 2012.

Also includes the changes in value of the bonus deferral units and company match units in 2012. This amount is not included in the Summary Compensation Table.

(e)
Represents the aggregate dollar amount of any withdrawals by or distributions to the executive during the last fiscal year. Any such amounts represent withdrawals or distributions of company and/or employee contributions and/or earnings and are not included in 2012 compensation in the Summary Compensation Table.

(f)
Represents the dollar value of the balance of the executive's account as of the end of the last fiscal year. With respect to the SERP, represents the actual dollar amount credited to the executive's account as of December 31, 2012. With respect to any deferred salary or any bonus deferred under any interest-bearing deferral arrangement, represents the actual dollar amount credited to the executive's account as of December 31, 2012. With respect to bonus deferral and company match under a phantom stock deferral arrangement, represents the dollar value of the number of phantom stock units credited to the executive's account as of December 31, 2012 based on the closing price of the underlying shares on December 31, 2012. The stock price used for TDS shares was the closing price of TDS Common Shares of $22.14 on December 31, 2012. The stock price used for U.S. Cellular shares, if any, was the closing price of U.S. Cellular Common Shares of $35.24 on December 31, 2012. Column (f) includes certain amounts reported as 2012 compensation in the Summary Compensation Table, as indicated in notes to columns (b) through (d).

  Footnotes:

(1)
Each of the named executive officers participates in the SERP. This plan provides supplemental benefits to the TDS Pension Plan to offset the reduction of benefits caused by the limitations under the Internal Revenue Code for tax-qualified pension plans, including the limit on annual employee compensation which can be considered. The SERP is a non-qualified defined contribution plan and is unfunded. Such officers are credited with earnings on their balances in this non-qualified defined contribution plan. Under the SERP, the deferred balance is credited with an assumed rate of earnings on all amounts other than the contributions for the current year equal to the yield on ten year BBB rated industrial bonds for the last trading date of the prior year as quoted by Standard & Poor's. The interest rate under the SERP for 2012 was set as of the last trading date of 2011 at 4.4856% per annum, based on the yield on ten year BBB rated industrial bonds at such time. Such rate exceeded the AFR of 3.37% at such time. Accordingly, pursuant to SEC rules, column (h) of the Summary Compensation Table for 2012 includes the portion of such interest that exceeded that calculated utilizing the AFR at the time the interest rate was set.

See "Compensation Discussion and Analysis" for information relating to vesting and distribution of amounts under the SERP.

(2)
Represents deferred salary and/or bonus accounts pursuant to deferred compensation agreements with Ms. Dillon, Mr. Meyers and Mr. Wittwer. The other officers have not deferred any of their salaries or bonus under the interest-bearing deferral arrangements. All of the annual salary is reported in column (c) of the Summary Compensation Table, whether or not deferred. All of the annual bonus is reported in column (d) or (g) of the Summary Compensation Table, whether or not deferred. Pursuant to the agreements, the deferred accounts are credited with interest compounded monthly, computed at a rate equal to one-twelfth of the sum of the average thirty-year Treasury Bond rate for salary or bonus deferred as an employee of TDS, or the twenty-year Treasury Bond rate for salary or bonus deferred as an employee of U.S. Cellular, plus 1.25 percentage points, until the deferred compensation amount is paid to such person. As required by SEC rules, column (h) of the Summary Compensation Table includes the portion of such interest that exceeded interest calculated using the AFR at the time each monthly interest rate was set.

(3)
The amounts in column (b) represent deferrals of annual bonus under phantom stock deferral arrangements. All of the annual bonus earned is reported in the Summary Compensation Table, whether or not deferred. The amounts in column (c) represent the value of company match units awarded to such officer. One-third of the phantom stock bonus match units vest with respect to a particular year's deferred bonus on each of the first three anniversaries of the last day of the year for which the applicable bonus is payable, provided that the officer is an employee of TDS or U.S. Cellular or an affiliate on such date. If the officer continues as an employee during the entire vesting period, he or she will receive total bonus match units equal to the sum of (i) 25% of amounts deferred into phantom stock, up to 50% of such year's bonus, and (ii) 33% (33 1/3% in the case of an officer employed by U.S. Cellular) of amounts deferred into phantom stock that exceed 50% of such year's bonus. The vesting of unvested phantom stock match units may accelerate under certain circumstances and the effects of such acceleration are disclosed in the "Potential Payments upon Termination or Change in Control" table below. The aggregate grant date fair value computed in accordance with FASB ASC 718 of the match stock units is reported in the Summary Compensation Table in column (e) under "Stock Awards."

A TDS officer will receive in shares an amount equal to his or her vested deferred compensation account balance at the earlier of the date elected by the officer and the officer's separation from service (or, with respect to amounts subject to section 409A of the Internal Revenue Code, the seventh calendar month following the calendar month of the officer's separation from service).

Mary N. Dillon participates in the U.S. Cellular 2005 Long-Term Incentive Plan. This plan permits participants to defer all or a portion of their annual bonus to a deferred compensation account. Deferred bonus will be deemed invested in phantom USM Common Shares. The entire amount of the bonus earned is reported in the Summary Compensation Table, whether or not deferred. The aggregate grant date fair value computed in accordance with FASB ASC 718 of the match stock units is reported in the Summary Compensation Table in column (e) under "Stock Awards." For further information relating to U.S. Cellular company match awards, see U.S. Cellular's Proxy Statement for its 2013 Annual Meeting. A U.S. Cellular officer will receive in shares an amount equal to his or her vested phantom stock account balance at the earlier of the date elected by the officer and the officer's separation from service (or, with respect to amounts subject to section 409A of the Internal Revenue Code, the seventh calendar month following the calendar month of the officer's separation from service), provided that for amounts deferred for years prior to 2013, the account shall be distributed at the date elected by the officer (either the officer's separation from service, subject to any six-month delay required by section 409A of the Internal Revenue Code, or a date specified by the officer).

(4)
Represents a distribution to Mr. Meyers on January 4, 2012, of bonus deferral and related company match for 2008. The distribution represented 4,604 Special Common Shares, having a value at the time of the distribution of $110,727. After deduction of shares for taxes, Mr. Meyers received a net of 3,222 Special Common Shares, plus cash for a fractional share. (Special Common Shares were reclassified as Common Shares in the Reclassification and are no longer outstanding.)

(5)
Information relating to deferred compensation amounts included in the above Summary Compensation Table for 2012 is provided in the above notes. As required by SEC rules, the following is a summary of the amount of the total deferred compensation balances reported as compensation in the Summary Compensation Table in years prior to 2012, beginning with deferred compensation in 2006, which is the first year in which deferred compensation was reported pursuant to the above table. The below amounts do not include previously reported deferred compensation that has been distributed.

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Mary N. Dillon	Scott H. Williamson	David A. Wittwer
SERP Company Contribution	$129,706	$182,197	$37,504	$124,940	$35,088
Salary Deferral	—	274,660	249,122	—	—
Excess Interest	22,055	27,522	1,525	20,631	36,794
Bonus Deferral	605,750	412,740	170,027	—	—
Company Match	153,932	103,171	—	—	—

Total	$911,443	$1,000,290	$458,178	$145,571	$71,882

Potential Payments upon Termination or Change in Control

        This section discusses, with respect to the executives identified in the Summary Compensation Table, each contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to such executive at, following, or in connection with any termination, including resignation, severance, retirement or constructive termination, or a change in control of TDS or a change in the executive officer's responsibilities. However, this section does not discuss any such contract, agreement, plan or arrangement that does not discriminate in scope, terms or operation in favor of executive officers and that is available generally to all employees.

        TDS does not have any plans or policies that provide for severance or other compensation or benefits to the named executive officers upon termination or a change in control other than the acceleration of vesting of option and stock awards upon certain events as discussed herein and other than any agreements described in the footnotes to the below Table of Potential Payments upon Termination or Change in Control. However, TDS may enter into agreements or arrangements with officers that provide for severance or other compensation or benefits under circumstances that are negotiated with an officer in connection with the employment or termination of employment of such officer, as discussed below.

        The acceleration of vesting of awards is considered to be appropriate upon certain qualified termination events or a change in control, but TDS does not consider it appropriate to generally provide for other significant severance or similar benefits in such events or to permit the acceleration of vesting of awards as a general rule for non-qualified termination events. TDS considers the fact that, unlike many companies that may be widely held, TDS is controlled by the TDS Voting Trust. As a result, TDS does not follow the practices of certain other companies that may provide for substantial benefits upon a termination or a change in control as a standard practice. Instead, potential payments upon a termination or a change in control are designed primarily so that employees are neither harmed nor given a windfall in such circumstances. The acceleration of awards under certain circumstances is intended to motivate executive officers to act in the best long-term interests of TDS.

        With respect to agreements with specific officers, TDS may enter into arrangements that provide for severance or other compensation or benefits under circumstances that are negotiated with such officer in connection with employment or termination of employment. Any such agreement or arrangement is based on the facts and circumstances at the time relating to that particular employment relationship. Any such agreements are described in the footnotes to the Table of Potential Payments upon Termination or Change in Control.

        The foregoing limited and customized approach to termination payments is consistent with TDS' overall compensation objectives, as discussed herein. These objectives assume that officers will be compensated primarily based on performance during their continued employment with TDS and are designed to motivate executive officers to act in the best long-term interest of TDS, recognizing that TDS is a controlled company. As a result, these objectives do not contemplate providing significant benefits upon or providing significant incentives with respect to qualified termination events or a change in control or providing any benefits upon non-qualified termination events. Accordingly, the limited amounts of termination and change in control payments provided as discussed herein are taken into account with all other facts and circumstances, but otherwise do not significantly affect decisions relating to other elements of compensation, which are provided consistent with the foregoing compensation objectives assuming continued employment until normal retirement.

Table of Potential Payments upon Termination or Change in Control

        The following table summarizes the estimated payments to be made under each contract, agreement, plan or arrangement which provides for payments to a named executive officer at, following, or in connection with any termination of employment including by resignation, severance, retirement, disability or a constructive termination of a named executive officer, or a change in control or a change in the named executive officer's responsibilities. However, in accordance with SEC regulations, the following does not report any amount to be provided to a named executive officer under any arrangement that does not discriminate in scope, terms, or operation in favor of our executive officers and which is available generally to all employees. Also, the following table does not repeat information disclosed above under the Nonqualified Deferred Compensation table or the Outstanding Equity Awards at Fiscal Year-End table, except to the extent that the amount payable to the named executive officer would be enhanced or accelerated by the termination event.

        The following table provides quantitative disclosure, assuming that the triggering event took place on December 31, 2012 and, if applicable, that the price per share of the registrant's securities is the closing market price as of December 31, 2012. Because all of the options granted prior to 2010 were exercisable as of December 31, 2012, no additional amounts would become payable with respect to options granted prior to 2010 upon any termination or change in control. However, additional payments may become due as a result of the acceleration of the vesting of restricted stock units and/or bonus match units, or options granted during 2010, 2011 or 2012, upon the following triggering events: (i) a qualified disability (for restricted stock units and bonus match awards but not options), (ii) death (for restricted stock units and bonus match awards but not options), (iii) a Change in Control (as defined above, and in the case of awards granted under the TDS 2011 Long-Term Incentive Plan, upon approval by the board of directors), and (iv) a qualified retirement (for restricted stock units and options granted by either TDS or U.S. Cellular and bonus match awards granted by U.S. Cellular but not bonus match awards granted by TDS) (collectively, "Triggering Events"). No such additional payments would be made in the event of any other termination of employment or service. In addition, the below table identifies other payments that have been, will be or could be made pursuant to agreements, if any, to the extent discussed in the footnotes to the below table.

Table of Potential Payments upon Termination or Change in Control

Name (a)	Early Vesting of Options ($) (b)	Early Vesting of Restricted Stock Units ($) (c)	Early Vesting of Bonus Stock Match Units ($) (d)	Other ($) (e)	Total ($) (f)
LeRoy T. Carlson, Jr.
Options (exercise price):
2012 Options for 309,200 TDS Shares ($20.79)(1)	$417,420				$417,420
2011 Options for 153,334 TDS Shares ($29.94)(1)	$—				$—
2010 Options for 83,334 TDS Shares ($26.66)(1)	$—				$—
Restricted Stock Units:
2012 Award of 57,500 TDS Shares		$1,273,050			$1,273,050
2011 Award of 36,700 TDS Shares		$812,538			$812,538
Bonus Stock Match Units for unvested shares as of December 31, 2012:
993 TDS Shares			$21,985		$21,985

Aggregate Totals	$417,420	$2,085,588	$21,985	—	$2,524,993

Kenneth R. Meyers
Options (exercise price):
2012 Options for 225,300 TDS Shares ($20.79)(1)	$304,155				$304,155
2011 Options for 80,800 TDS Shares ($29.94)(1)	$—				$—
2010 Options for 44,167 TDS Shares ($26.66)(1)	$—				$—
Restricted Stock Units:
2012 Award of 26,900 TDS Shares		$595,566			$595,566
2011 Award of 16,700 TDS Shares		$369,738			$369,738
Bonus Stock Match Units for unvested shares as of December 31, 2012:
1,129 TDS Shares			$24,996		$24,996

Aggregate Totals	$304,155	$965,304	$24,996	—	$1,294,455

Mary N. Dillon
Options (exercise price):
2012 Options for 74,975 USM Shares ($40.74)(2)	$—				$—
2011 Options for 55,533 USM Shares ($51.99)(2)	$—				$—
Initial CEO USM Options (with accelerated vesting) for 25,000 USM Shares ($40.81)(2)	$—				$—
Initial CEO USM Options (without accelerated vesting) for 75,000 USM Shares ($40.81)(2)	$—				$—
Restricted Stock Units:
2012 USM RSUs (33,751 USM Shares)		$1,189,385			$1,189,385
2011 USM RSUs (23,158 USM Shares)		$816,088			$816,088
Initial CEO USM RSUs (with accelerated vesting) (20,000 USM Shares)		$704,800			$704,800
Initial CEO USM RSUs (without accelerated vesting) (25,000 USM Shares)		$881,000			$881,000
Bonus Stock Match Units for unvested shares as of December 31, 2012:
639 USM shares			$22,518		$22,518

Aggregate Totals	$—	$3,591,273	$22,518	$—	$3,613,791

Scott H. Williamson
Options (exercise price):
2012 Options for 129,500 TDS Shares ($20.79)(1)	$174,825				$174,825
2011 Options for 53,867 TDS Shares ($29.94)(1)	$—				$—
2010 Options for 30,400 TDS Shares ($26.66)(1)	$—				$—

Name (a)	Early Vesting of Options ($) (b)	Early Vesting of Restricted Stock Units ($) (c)	Early Vesting of Bonus Stock Match Units ($) (d)	Other ($) (e)	Total ($) (f)
Restricted Stock Units:
2012 Award of 17,400 TDS Shares		$385,236			$385,236
2011 Award of 11,300 TDS Shares		$250,182			$250,182

Aggregate Totals	$174,825	$635,418	—	—	$810,243

David A. Wittwer
Options (exercise price):
2012 Options for 152,800 TDS Shares ($20.79)(1)	$206,280				$206,280
2011 Options for 59,734 TDS Shares ($29.94)(1)	$—				$—
2010 Options for 30,934 TDS Shares ($26.66)(1)	$—				$—
Restricted Stock Units:
2012 Award of 23,500 TDS Shares		$520,290			$520,290
2011 Award of 15,900 TDS Shares		$352,026			$352,026

Aggregate Totals	$206,280	$872,316	—	—	$1,078,596

Explanation of Columns:

(a)
Includes the persons identified in the Summary Compensation Table.

(b)
Represents the maximum potential value of accelerated options assuming that a Triggering Event took place on December 31, 2012 and that the price per share of the registrant's securities was the closing market price as of December 31, 2012. The stock price used for TDS Common Shares was the closing price of $22.14 on December 31, 2012. The stock price used for USM Common Shares was the closing price of $35.24 on December 31, 2012.

(c)
Represents the maximum potential value of accelerated restricted stock units assuming that a Triggering Event took place on December 31, 2012 and that the price per share of the registrant's securities was the closing market price as of December 31, 2012. The stock price used for TDS Common Shares was the closing price of $22.14 on December 31, 2012. The stock price used for USM Common Shares was the closing price of $35.24 on December 31, 2012.

(d)
Represents the maximum potential value of accelerated bonus match units assuming that a Triggering Event took place on December 31, 2012 and that the price per share of the registrant's securities was the closing market price as of December 31, 2012. The stock price used for TDS Common Shares was the closing price of $22.14 on December 31, 2012. The stock price used for USM Common Shares was the closing price of $35.24 on December 31, 2012.

(e)
There were no other potential payments upon a termination or change in control as of December 31, 2012.

(f)
Represents the total of columns (b) through (e).

  Although TDS has attempted to make a reasonable estimate (or a reasonable estimated range of amounts) applicable to the payment or benefit based on the disclosed material assumptions, the calculation of the foregoing represents forward-looking statements that involve risks, uncertainties and other factors that may cause actual results to be significantly different from the amounts expressed or implied by such forward looking statements. Such risks, uncertainties and other factors include those set forth under "Risk Factors" in TDS' Form 10-K for the year ended December 31, 2012.

  TDS has no current obligations to pay any perquisites or other personal benefits to any of the named executive officers upon termination or change in control.

  No information is provided with respect to contracts, agreements, plans or arrangements to the extent they do not discriminate in scope, terms or operation in favor of executive officers of the registrant and that are available generally to all employees.

Footnotes:

(1)
Represents the potential acceleration of unvested options with respect to TDS shares based on the difference between the exercise price and the closing price of the TDS shares of $22.14 per share on December 31, 2012. No dollar amount is reflected in the table with respect to the 2011 and 2010 TDS options because the exercise price of $29.94 per share (in the case of the 2011 options), and $26.66 per share (in the case of the 2010 options) in each case exceeded the closing price of the TDS shares of $22.14 per share on December 31, 2012.

(2)
Represents the potential acceleration of unvested options with respect to USM Common Shares based on the difference between the exercise price and the closing price of the USM Common Shares of $35.24 per share on December 31, 2012. No dollar amount is reflected in the table with respect to the USM options because the exercise price of $40.74 per share (in the case of the 2012 options), $51.99 per share (in the case of the 2011 options) and $40.81 per share (in the case of the Initial CEO USM Options), in each case exceeded the closing price of the USM Common Shares of $35.24 per share on December 31, 2012.

Compensation of Directors

        The following table shows, as to directors who are not executive officers of TDS, certain information regarding director compensation for the fiscal year ended December 31, 2012.

Director Compensation

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Letitia G. Carlson, M.D.	$99,334	$55,000	—	—	—	$124	$154,458
Prudence E. Carlson	$99,334	$55,000	—	—	—	$124	$154,458
Walter C.D. Carlson	$156,084	$55,000	—	—	—	$124	$211,208
Clarence A. Davis	$126,959	$55,000	—	—	—	$124	$182,083
Donald C. Nebergall	$127,834	$55,000	—	—	—	$124	$182,958
George W. Off	$157,209	$55,000	—	—	—	$124	$212,333
Christopher D. O'Leary	$110,709	$55,000	—	—	—	$124	$165,833
Mitchell Saranow	$136,334	$55,000	—	—	—	$124	$191,458
Gary L. Sugarman	$122,959	$55,000	—	—	—	$124	$178,083
Herbert S. Wander	$155,834	$55,000	—	—	—	$124	$210,958

Explanation of Columns:

(a)
Includes each director unless such director is an executive officer whose compensation, including any compensation for service as a director, is fully reflected in the Summary Compensation Table. Accordingly, this includes only non-employee directors. Directors who are employees of TDS or its subsidiaries are identified in the Summary Compensation Table. Such directors do not receive director fees or compensation except for director life insurance, as disclosed in the Summary Compensation Table.

(b)
Includes the aggregate dollar amount of all fees earned or paid in cash for services as a director during 2012, including annual retainer fees, committee and/or chairmanship fees, and meeting or activity fees.

(c)
The amounts in this column represent the aggregate grant date fair value of the annual stock awards granted in 2012 computed in accordance with FASB ASC 718. Pursuant to the terms of the Restated Compensation Plan for Non-Employee Directors, each non-employee director received an annual stock award having a value of $55,000 (including cash in lieu of fractional shares). Based on the closing price of the TDS Common Shares on March 1, 2012 of $25.16, 2,186 shares were issued. No equity awards were outstanding at December 31, 2012.

(d)
This column is not applicable because non-employee directors do not receive options.

(e)
This column is not applicable because non-employee directors do not participate in any non-equity incentive plans, as defined by SEC rules.

(f)
This column is not applicable because non-employee directors do not participate in any pension plans or receive any earnings on deferred compensation.

(g)
Represents the dollar value of insurance premiums paid by, or on behalf of, TDS during the fiscal year with respect to life insurance for the benefit of such director, which is the only category of other compensation.

(h)
Represents the sum of all amounts reported in columns (b) through (g).

Narrative Disclosure to Director Compensation Table

        The following provides additional information with respect to director compensation. All director compensation is approved by the full board of directors.

        On August 7, 2011, the TDS board of directors approved an amendment and restatement of the Compensation Plan for Non-Employee Directors (the "Directors Plan"), to become effective in the event and at such time that the Reclassification became effective. The Reclassification and the Directors Plan were approved by shareholders on January 13, 2012 and became effective on January 24, 2012.

        The following describes the Directors Plan in 2012 after the foregoing restatement became effective.

        The Chairperson of the TDS board of directors received an annual director's retainer fee of $100,000 paid in cash, and non-employee directors other than the Chairperson of the TDS board of directors received an annual director's retainer fee of $55,000 paid in cash. Non-employee directors also received an annual stock award of $55,000 paid in the form of TDS Common Shares, which was distributed in March on or prior to March 15, for services performed during the 12 month period that commenced on March 1, 2011 and ended on February 29, 2012. The number of shares was determined on the basis of the closing price of TDS Common Shares on March 1, 2012 (i.e., the first trading day in the month of March of the calendar year of payment).

        Each non-employee director who served on the Audit Committee, other than the Chairperson, received an annual committee retainer fee of $11,000, and the Chairperson received an annual committee retainer fee of $22,000.

        Each non-employee director who served on the Compensation Committee, other than the Chairperson, received an annual committee retainer fee of $7,000, and the Chairperson received an annual committee retainer fee of $14,000.

        Each non-employee director who served on the Corporate Governance and Nominating Committee, other than the Chairperson, received an annual committee retainer fee of $5,000, and the Chairperson received an annual committee retainer fee of $10,000.

        Non-employee directors also received a fee of $1,750 for each board or committee meeting or other activity attended, except that the fee was $875 if a meeting or activity in connection with the Reclassification was less than two hours in duration.

        Under the Directors Plan, annual retainers were paid in cash on a quarterly basis, as of the last day of each quarter. Fees for all board and committee meetings or other activities were paid in cash on a quarterly basis, as of the last day of each quarter.

        Directors were also reimbursed for reasonable travel and other expenses incurred in attending board and committee meetings, director education and other board or company related matters pursuant to TDS' travel and expense reimbursement policy.

        The Directors Plan provided that the board of directors had the authority without further shareholder approval to amend the Directors Plan from time to time, including amendments to increase the amount of the compensation payable in Common Shares from time to time, provided that the total number of Common Shares issued under the Directors Plan could not exceed the amount previously approved by shareholders.

        On March 9, 2012, the TDS board of directors approved an amendment of the Directors Plan to increase the amount of the director's annual cash retainer fee from $55,000 to $80,000 and the amount of the director's annual stock award from $55,000 to $80,000. This amendment became effective as of March 1, 2012. This increase was based on a review of director compensation paid by other comparable companies and other relevant considerations and was intended to more closely align the compensation paid to non-employee directors of TDS with the compensation paid by such comparable companies.

        The TDS board of directors reserved 54,524 Common Shares of TDS for issuance pursuant to the Directors Plan, of which 32,664 Common Shares had not been issued as of December 31, 2012. TDS is requesting shareholders to approve 200,000 additional Common Shares to be reserved for such plan as amended and restated, as discussed in Proposal 3 above.

        In addition to amounts payable under the Directors Plan, TDS pays premiums to provide life insurance of $100,000 for each of its directors. Except for life insurance coverage, directors who are employees of TDS or any affiliate do not receive fees or compensation for services rendered as directors. The compensation of directors who are named executive officers is disclosed in the tables under Executive and Director Compensation above.

        None of the non-employee directors had stock or option awards outstanding at December 31, 2012.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee has responsibilities relating to the compensation of the executive officers of TDS (other than executive officers employed by U.S. Cellular or any of its subsidiaries), including the review of salary, bonus, long-term incentive compensation and all other compensation. The members of the Compensation Committee are Herbert S. Wander (chairperson), George W. Off, Christopher D. O'Leary and Gary L. Sugarman. Such persons are independent, as discussed above. None of such persons was, during 2012 or during any of the preceding three years, an officer or employee of TDS (or its affiliates), or had any relationship requiring disclosure by TDS under any paragraph of Item 404 of SEC Regulation S-K.

        Long-term incentive compensation for executive officers who are employees of U.S. Cellular is approved by the long-term incentive compensation committee of U.S. Cellular. The long-term incentive compensation committee of U.S. Cellular is composed of directors of U.S. Cellular who are neither officers nor employees of TDS or any of its subsidiaries nor directors of TDS or TDS Telecom. The annual compensation of U.S. Cellular's President and CEO, Ms. Dillon, is approved by LeRoy T. Carlson, Jr., the Chairman of U.S. Cellular. LeRoy T. Carlson, Jr. is also the President and CEO of TDS. Mr. Carlson is a member of the board of directors of TDS, U.S. Cellular, and TDS Telecom. He is also the Chairman of TDS Telecom and, as such, approves the executive officer annual compensation decisions for TDS Telecom other than as they relate to the President and CEO of TDS Telecom, and recommends the annual compensation of the President and CEO of TDS Telecom to the TDS Compensation Committee. David A. Wittwer, deemed by SEC rules to be an executive officer of TDS, was the President and CEO of TDS Telecom in 2012. Mr. Carlson is compensated by TDS for his services to TDS and all of its subsidiaries, including U.S. Cellular. However, U.S. Cellular effectively reimburses TDS for a portion of such compensation as part of a management fee pursuant to an intercompany agreement between TDS and U.S. Cellular, as discussed above. Further information about the intercompany agreement is included in the Proxy Statement of U.S. Cellular for its 2013 Annual Meeting of shareholders.

Certain Relationships and Related Transactions

        In addition to the above-described insider participation in compensation decisions, TDS and certain related parties are involved in the following relationships and transactions.

        The following persons are partners of Sidley Austin LLP, the principal law firm of TDS, U.S. Cellular and their subsidiaries: Walter C.D. Carlson, a trustee and beneficiary of the Voting Trust that controls TDS, which controls U.S. Cellular, the non-executive Chairman of the Board and member of the board of directors of TDS and a director of U.S. Cellular; William S. DeCarlo, the General Counsel of TDS and an Assistant Secretary of TDS and certain subsidiaries of TDS; and Stephen P. Fitzell, the General Counsel and/or an Assistant Secretary of U.S. Cellular and certain subsidiaries of TDS. Mr. Carlson does not provide legal services to TDS, U.S. Cellular or their subsidiaries. TDS, U.S. Cellular and their subsidiaries incurred legal expenses from Sidley Austin LLP of $13.6 million in 2012, $13.7 million in 2011, and $14.0 million in 2010.

        The Audit Committee of the board of directors is responsible for the review and evaluation of all related party transactions, as such term is defined by the rules of the NYSE, except as they relate to

LeRoy T. Carlson. As described below, transactions and arrangements as they relate to LeRoy T. Carlson are approved by the TDS Compensation Committee.

        LeRoy T. Carlson, Chairman Emeritus of TDS, is the father of LeRoy T. Carlson, Jr., a director and President and CEO of TDS, Walter C.D. Carlson, a director and non-executive Chairman of TDS, Letitia G. Carlson, M.D., a director of TDS, and Prudence E. Carlson, a director of TDS. Each of such children of LeRoy T. Carlson is also a trustee of the Voting Trust that controls TDS. Accordingly, even though he is not required to be included in the Summary Compensation Table as of December 31, 2012, because of such relationships, the following table summarizes the compensation paid by TDS in 2012 to LeRoy T. Carlson using the same rules as used in the Summary Compensation Table above. Although the following transactions and arrangements are being reported in this section as related party transactions under SEC rules, because such transactions and arrangements relate to compensation, they are approved by the TDS Compensation Committee pursuant to its charter rather than by the Audit Committee.

Amount Earned in 2012
Salary(1)	$480,000
Bonus(2)	165,800
Stock Awards(3)	244,357
Option Awards(4)	322,868
Reclassification(5)	54,418
Excess Earnings on SERP(6)	5,555
All Other Compensation(7)	30,763

Total(8)(9)	$1,303,761

(1)
Represents the dollar value of base salary (cash and non-cash) earned by Mr. Carlson during 2012, whether or not paid in such year, none of which was deferred.

(2)
Represents the dollar value of bonus (cash and non-cash) earned by Mr. Carlson during 2012, whether or not paid in such year. Mr. Carlson deferred 100% of his 2011 bonus paid in 2012.

(3)
Includes the aggregate grant date fair value computed in accordance with FASB ASC 718 of $196,275 with respect to restricted stock unit awards relating to 10,000 Common Shares awarded in 2012 and the aggregate grant date fair value computed in accordance with FASB ASC 718 of $48,082 with respect to phantom stock bonus match units relating to 1,989 Common Shares awarded to Mr. Carlson in 2012 in connection with deferred bonus compensation.

(4)
Represents the aggregate grant date fair value computed in accordance with FASB ASC 718 with respect to stock options to purchase 51,400 Common Shares awarded in 2012.

(5)
Represents the incremental fair value of adjustments of outstanding stock options and stock awards in 2012 as a result of the Reclassification, as discussed above.

(6)
See explanation under "Executive and Director Compensation" above.

(7)
Includes the following: (1) the total of perquisites and personal benefits if they equal or exceed $10,000 (representing corporate automobile allowance and other personal travel and related expenses and the tax gross up related thereto), and (2) contributions by TDS for the benefit of Mr. Carlson under (a) the TDS Tax-Deferred Savings Plan, which is referred to as the TDSP, and (b) the TDS supplemental executive retirement plan, which is referred to as the SERP:

Total Perquisites (N/A since less than $10,000)	$—
TDSP	9,500
SERP	21,263

Total	$30,763

(8)
See the above "Executive and Director Compensation" section for a discussion of the terms of stock awards and options awarded in 2012, and information about other benefits and plans available to executive officers, including Mr. Carlson.

(9)
In addition, TDS has entered into an agreement, as amended, with LeRoy T. Carlson whereby it will employ Mr. Carlson until he elects to retire from TDS. Mr. Carlson is to be paid at least $60,000 per annum until his retirement. The agreement also provides that upon his retirement, Mr. Carlson will be retained by TDS as a part-time consultant (for not more than 60 hours in any month) until his death. Upon his retirement, Mr. Carlson will receive $75,000 per annum as a consultant, plus increments beginning in 1985 equal to the greater of three percent of his consulting fee or two-thirds of the percentage increase in the consumer price index for the Chicago metropolitan area. If Mr. Carlson becomes disabled before retiring, TDS can elect to discontinue his employment and retain him in accordance with the consulting arrangement described above. Upon Mr. Carlson's death (unless his death follows his voluntary termination of the consulting arrangement), his widow will receive until her death an amount equal to that which Mr. Carlson would have received as a consultant. TDS may terminate payments under the agreement if Mr. Carlson becomes the owner of more than 21% of the stock, or becomes an officer, director, employee or paid agent, of any competitor of TDS within the continental United States. No amounts have ever been paid or become payable under this agreement. Any amounts that become payable under this agreement may be subject to the six-month payment delay required by section 409A of the Internal Revenue Code. Pursuant to this agreement, Mr. Carlson would receive approximately $179,000 in 2013 assuming he began receiving such payments after December 31, 2012. This amount represents $75,000, plus increments beginning in 1985 equal to the greater of three percent of his consulting fee or two-thirds of the percentage increase in the consumer price index for the Chicago metropolitan area through 2012. This amount would increase on an annual basis at December 31, 2013 and each year thereafter at increments equal to the greater of three percent of his consulting fee or two-thirds of the percentage increase in the consumer price index for the Chicago metropolitan area until such payments ceased pursuant to the foregoing agreement. Reference is made to TDS' Registration Statement on Form S-2 (No. 2-92307) for a copy of this agreement and to TDS' Form 8-K dated December 22, 2009 for an amendment to this agreement.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table provides information regarding TDS Common Shares that could have been issued under equity compensation plans maintained by TDS based on information as of December 31, 2012.

Plan Category	(a) Number of securities to be issued upon the exercise of outstanding options and rights	(b) Weighted-average exercise price of outstanding options and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1):
TDS Common Shares	9,268,834		4,072,793
Equity compensation plans not approved by security holders:	-0-	N/A	-0-
Total:
TDS Common Shares	9,268,834		4,072,793

Explanation of Columns:

(a)
Represents the number of securities to be issued upon the exercise of outstanding options or pursuant to unvested restricted stock units and vested and unvested phantom stock units.

(b)
Represents the weighted-average exercise price of all outstanding options, warrants and rights. Restricted stock units and phantom stock units do not have any exercise price.

(c)
Represents the number of securities remaining available for future issuance under the plan, other than securities to be issued upon the exercise of outstanding options or pursuant to restricted stock units and phantom stock units disclosed in column (a).

Footnotes:

(1)
This includes the following plans that have been approved by TDS shareholders:

Plan	Number of securities to be issued upon the exercise of outstanding options and rights	Number of securities remaining available for future issuance (excluding securities reflected in prior column)	Total
2011 Long-Term Incentive Plan:
TDS Common Shares	1,959,871	4,040,129	6,000,000
2004 Long-Term Incentive Plan:
TDS Common Shares	7,308,963	-0-	7,308,963
Compensation Plan for Non-Employee Directors:
TDS Common Shares	-0-	32,664	32,664
Total:
TDS Common Shares	9,268,834	4,072,793	13,341,627

  The above is based on information as of December 31, 2012 and does not reflect any changes or additions after that date.

  See Note 16—Stock-Based Compensation, in the notes to the consolidated financial statements included in the 2012 Annual Report to shareholders for certain information about these plans, which is incorporated by reference herein.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        On February 28, 2013, TDS had outstanding and entitled to vote 100,881,901 Common Shares, par value $.01 per share (excluding 23,620,281 Common Shares held by TDS and 1,010,133 Common Shares held by a subsidiary of TDS), and 7,160,055 Series A Common Shares, par value $.01 per share (collectively representing a total of 108,041,956 shares of common stock); and 8,246 Preferred Shares, par value $.01 per share.

        In matters other than the election of directors, each of the Preferred Shares is entitled to one vote, each of the Series A Common Shares is entitled to ten votes and each of the Common Shares is entitled to a vote per share that floats. The total voting power of the Series A Common Shares was 71,600,551 votes at February 28, 2013 with respect to matters other than the election of directors. The total voting power of the Common Shares was 54,644,043 votes at February 28, 2013 with respect to matters other than the election of directors. The total voting power of all outstanding shares of all classes of capital stock was 126,252,840 votes at February 28, 2013 with respect to matters other than the election of directors, including 8,246 votes by holders of Preferred Shares.

        For purposes of the following tables, percentages are calculated pursuant to SEC Rule 13d-3(d)(1). Under such rule, shares underlying options that are currently exercisable or exercisable within 60 days after February 28, 2013, restricted stock units that become vested within 60 days after February 28, 2013 and vested phantom stock units are deemed to be outstanding for the purpose of calculating the number of shares owned and percentages of shares and voting power with respect to the person holding such options, restricted stock units or phantom stock units, but are not deemed to be outstanding for the purpose of calculating the percentages of shares or voting power of other persons.

Security Ownership of Management

        The following table sets forth as of February 28, 2013, or the latest practicable date, the number of Common Shares and Series A Common Shares beneficially owned, and the percentage of the outstanding shares of each such class so owned, by each director of TDS, by each of the executive officers named below and by all directors and executive officers as a group. As of February 28, 2013, none of the directors or executive officers of TDS beneficially owned Preferred Shares. If a class of common stock is not indicated for an individual or group, no shares of such class are beneficially owned by such individual or group.

Name of Individual or Number of Persons in Group	Title of Class or Series	Amount and Nature of Beneficial Ownership(1)	Percent of Class or Series	Percent of Shares of Common Stock	Percent of Voting Power(2)
LeRoy T. Carlson, Jr., Walter C.D. Carlson, Letitia G. Carlson, M.D. and Prudence E. Carlson(3)	Common Shares	6,121,944	6.1%	5.7%	2.6%
	Series A Common Shares	6,786,602	94.8%	6.3%	53.8%
LeRoy T. Carlson(4)(11)	Common Shares	593,621	*	*	*
	Series A Common Shares	62,740	*	*	*
LeRoy T. Carlson, Jr.(5)(11)	Common Shares	1,797,916	1.8%	1.6%	*
	Series A Common Shares	20,548	*	*	*
Walter C.D. Carlson(6)(9)	Common Shares	27,611	*	*	*
	Series A Common Shares	1,038	*	*	*
Letitia G. Carlson, M.D.(7)(9)	Common Shares	18,200	*	*	*
	Series A Common Shares	1,121	*	*	*
Prudence E. Carlson(8)(9)	Common Shares	55,157	*	*	*
	Series A Common Shares	195,254	2.7%	*	1.5%
Kenneth R. Meyers(11)	Common Shares	474,422	*	*	*
Donald C. Nebergall(9)(10)	Common Shares	21,434	*	*	*
	Series A Common Shares	1,244	*	*	*
Herbert S. Wander(9)	Common Shares	18,864	*	*	*
George W. Off(9)	Common Shares	21,505	*	*	*
Christopher D. O'Leary(9)	Common Shares	12,350	*	*	*
Mitchell Saranow(9)	Common Shares	16,284	*	*	*
Clarence A. Davis(9)(12)	Common Shares	9,346	*	*	*
Gary L. Sugarman(9)	Common Shares	9,262	*	*	*
Mary N. Dillon	—	—	—	—	—
Scott H. Williamson(11)	Common Shares	447,488	*	*	*
David A. Wittwer(11)	Common Shares	345,505	*	*	*
Other executive officers(11)(13)	Common Shares	722,910	*	*	*
All directors and executive officers as a group (21 persons)(9)(11)	Common Shares	10,713,819	10.2%	9.6%	4.5%
	Series A Common Shares	7,068,547	98.7%	6.5%	56.0%

*
Less than 1%

(1)
The nature of beneficial ownership for shares in this column is sole voting and investment power, except as otherwise set forth in these footnotes. Except with respect to customary brokerage agreement terms, none of the above shares are pledged as security, unless otherwise specified. Includes shares as to which voting and/or investment power is shared, and/or shares held by spouse and/or children.

(2)
Represents the percent of voting power in matters other than the election of directors.

(3)
The shares listed are held by the persons named as trustees under the TDS Voting Trust which expires June 30, 2035, created to facilitate long-standing relationships among the trust certificate holders. The trustees share voting and investment power. The address of the trustees of the TDS Voting Trust in their capacities as such is c/o LeRoy T. Carlson, Jr., Telephone and Data Systems, Inc., 30 N. LaSalle St., Suite 4000, Chicago, IL 60602. Under the terms of the TDS Voting Trust, the trustees hold and vote the Common Shares and Series A Common Shares held in the trust. If the TDS Voting Trust were terminated, the following individuals, directly or indirectly with their spouses, would each be deemed to own beneficially more than 5% of the outstanding Series A Common Shares: LeRoy T. Carlson, Jr., Walter C.D. Carlson, Prudence E. Carlson and Letitia G. Carlson, M.D. The above numbers of shares and percentages do not assume conversion of the Series A Common Shares because the trustees have advised TDS that the TDS Voting Trust has no current intention of converting its Series A Common Shares.

(4)
Includes 9,881 Common Shares and 62,740 Series A Common Shares held by Mr. Carlson's wife. Does not include 29,481 Common Shares and 36,511 Series A Common Shares held for the benefit of LeRoy T. Carlson or 191,541 Common Shares and 209,161 Series A Common Shares held for the benefit of Mr. Carlson's wife

  (an aggregate of 221,022 Common Shares, or 0.2% of class, and 245,672 Series A Common Shares, or 3.4% of class) in the TDS Voting Trust described in footnote (3).

(5)
Includes 518 Common Shares and 297 Series A Common Shares held by Mr. Carlson's wife outside the TDS Voting Trust. Also includes 3,768 Common Shares held by Mr. Carlson's children.

Common Shares in TDS Voting Trust. Does not include 1,818,133 Common Shares (1.8% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of LeRoy T. Carlson, Jr., his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 419,783 Common Shares are held for the benefit of LeRoy T. Carlson, Jr., and (ii) 686,322 Common Shares (0.7% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which LeRoy T. Carlson, Jr. is a general partner.

Series A Common Shares in TDS Voting Trust. Does not include 1,980,782 Series A Common Shares (27.7% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of LeRoy T. Carlson, Jr., his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 3,174 Series A Common Shares are held for the benefit of LeRoy T. Carlson, Jr., and (ii) 747,560 Series A Common Shares (10.4% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which LeRoy T. Carlson, Jr. is a general partner.

(6)
Common Shares in TDS Voting Trust. Does not include 1,911,963 Common Shares (1.9% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Walter C.D. Carlson, his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 1,100,686 Common Shares are held for the benefit of Walter C.D. Carlson, and (ii) 686,322 Common Shares (0.7% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Walter C.D. Carlson is a general partner.

Series A Common Shares in TDS Voting Trust. Does not include 2,171,193 Series A Common Shares (30.3% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Walter C.D. Carlson, his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 1,291,493 Series A Common Shares are held for the benefit of Walter C.D. Carlson, and (ii) 747,560 Series A Common Shares (10.4% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Walter C.D. Carlson is a general partner.

(7)
Common Shares in TDS Voting Trust. Does not include 1,840,670 Common Shares (1.8% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Letitia G. Carlson, M.D., her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 526,093 Common Shares are held for the benefit of Letitia G. Carlson, M.D., and (ii) 686,322 Common Shares (0.7% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Letitia G. Carlson, M.D. is a general partner.

Series A Common Shares in TDS Voting Trust. Does not include 2,010,367 Series A Common Shares (28.1% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Letitia G. Carlson, M.D., her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 1,129,039 Series A Common Shares are held for the benefit of Letitia G. Carlson, M.D., and (ii) 747,560 Series A Common Shares (10.4% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Letitia G. Carlson, M.D. is a general partner.

(8)
Common Shares in TDS Voting Trust. Does not include 1,720,561 Common Shares (1.7% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Prudence E. Carlson, her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 999,227 Common Shares are held for the benefit of Prudence E. Carlson, and (ii) 686,322 Common Shares (0.7% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Prudence E. Carlson is a general partner.

Series A Common Shares in TDS Voting Trust. Does not include 1,871,520 Series A Common Shares (26.1% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Prudence E. Carlson, her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which 747,520 Series A Common Shares (10.4% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Prudence E. Carlson is a general partner.

(9)
Includes Common Shares earned pursuant to the Non-Employee Directors' Plan as of February 28, 2013 that were issued in March 2013.

(10)
Does not include shares held in the TDS Voting Trust, which are included in the shares described in footnote (3), that are reported by the TDS Voting Trust: 314 Common Shares and 339 Series A Common Shares held for the benefit of Donald C. Nebergall; 1,486 Common Shares and 1,603 Series A Common Shares held for the benefit of Mr. Nebergall's wife; 483,339 Common Shares (0.5% of class) and 521,966 Series A Common Shares (7.3% of class) held by Mr. Nebergall as trustee under trusts ("Trusts") for the benefit of the heirs of LeRoy T. Carlson (Chairman Emeritus of TDS) and his wife, Margaret D. Carlson, which heirs include LeRoy T. Carlson, Jr. (director and President and CEO of TDS), Walter C.D. Carlson (director and non-executive Chairman of the TDS Board), Letitia G. Carlson, M.D. (director of TDS), Prudence E. Carlson (director of TDS) and/or their heirs. In addition, Mr. Nebergall holds 45 Common Shares for the Trusts outside of the TDS Voting Trust. All shares held under the Trusts are held by Mr. Nebergall as a trustee in a fiduciary capacity, and he has no beneficial interest in such shares. Since the creation of the Trusts, Mr. Nebergall has withdrawn $1,000 per year from each trust in compensation for his services as trustee. These are not arrangements with or compensation from TDS or any other member of the TDS consolidated group.

(11)
Includes the following number of Common Shares that may be acquired pursuant to stock options and/or restricted stock units which are currently vested or will vest within 60 days after February 28, 2013: LeRoy T. Carlson, 369,549 shares; LeRoy T. Carlson, Jr., 1,616,288 shares; Kenneth R. Meyers, 404,075 shares; Scott H. Williamson, 430,170 shares; David A. Wittwer, 328,173 shares; all other executive officers as a group, 595,532 shares; and all directors and executive officers as a group, 3,743,787 shares. Includes the following number of Common Shares underlying vested phantom stock units: LeRoy T. Carlson, 121,383 shares; LeRoy T. Carlson, Jr., 54,845 shares; Kenneth R. Meyers, 16,422 shares; Scott H. Williamson, -0- shares; David A. Wittwer, -0- shares; all other executive officers as a group, 5,377 shares; and all directors and executive officers as a group, 198,027 shares.

(12)
Mr. Davis is a director of the Gabelli SRI Green Fund and the Gabelli GDL Fund. The above does not include TDS shares owned by such funds, if any. As of the latest available information, neither the Gabelli SRI Green Fund nor the Gabelli GDL Fund owned any TDS shares.

(13)
Includes shares held by the executive officers who are not specifically identified in the above table: Peter L. Sereda, Douglas D. Shuma, Kurt B. Thaus, C. Theodore Herbert and Joseph R. Hanley.

Security Ownership by Certain Beneficial Owners

        In addition to persons listed in the preceding table and the footnotes thereto, the following table sets forth as of February 28, 2013 or the latest practicable date, information regarding each person who is known to TDS to own beneficially more than 5% of any class of voting securities of TDS, based on publicly available information and TDS' stock records as of such date. Some of the information below is based on reports filed by the below shareholders reporting TDS shares held as of December 31, 2012 and, in the absence of any SEC filings indicating otherwise, it was assumed that there was no change to such information between December 31, 2012 and February 28, 2013.

Shareholder's Name and Address	Title of Class or Series	Amount and Nature of Beneficial Ownership(1)	Percent of Class or Series	Percent of Shares of Common Stock	Percent of Voting Power(2)
BlackRock, Inc. 40 East 52nd Street New York, NY 10022(3)	Common Shares	9,979,303	9.9%	9.2%	4.3%
Capital Research Global Investors 333 South Hope Street Los Angeles, CA 90071(4)	Common Shares	9,901,989	9.8%	9.2%	4.2%
GAMCO Investors, Inc. One Corporate Center Rye, NY 10580(5)	Common Shares	8,948,344	8.9%	8.3%	3.8%
State Street Corporation One Lincoln Street Boston, MA 02111(6)	Common Shares	6,493,763	6.4%	6.0%	2.8%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355(7)	Common Shares	5,640,027	5.6%	5.2%	2.4%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202(8)	Common Shares	5,222,230	5.2%	4.8%	2.2%

*
Less than 1%

(1)
The nature of beneficial ownership for shares in this column is sole voting and investment power, except as otherwise set forth in these footnotes.

(2)
Represents the percent of voting power in matters other than the election of directors.

(3)
Based on the most recent Schedule 13G (Amendment No. 3) filed with the SEC, BlackRock, Inc. and its affiliates report sole investment and voting authority with respect to an aggregate of 9,979,303 Common Shares.

(4)
Based on the most recent Schedule 13G (Amendment No. 5) filed with the SEC, Capital Research Global Investors reports shared investment authority and sole voting authority with respect to 9,901,989 Common Shares.

(5)
Based on the most recent Schedule 13D (Amendment No. 29) filed with the SEC, GAMCO Investors, Inc. and its affiliates report sole voting authority with respect to an aggregate of 8,540,760 Common Shares, and sole investment authority with respect to an aggregate of 8,948,344 Common Shares. See "Background of Recent Events" above.

(6)
Based on the most recent Schedule 13G filed with the SEC, State Street Corporation reports shared investment and voting authority with respect to an aggregate of 6,493,763 Common Shares.

(7)
Based on the most recent Schedule 13G filed with the SEC, The Vanguard Group reports sole voting authority with respect to 72,258 Common Shares, sole investment authority with respect to 5,572,769 Common Shares, and shared investment authority with respect to 67,258 Common Shares.

(8)
Based on the most recent Schedule 13G filed with the SEC, T. Rowe Price Associates, Inc. reports sole voting authority with respect to 861,110 Common Shares and sole investment authority with respect to 5,222,230 Common Shares.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder require TDS' directors and officers, and persons who are deemed to own more than ten percent of the Common Shares, to file certain reports with the SEC with respect to their beneficial ownership of Common Shares. The reporting persons are also required to furnish TDS with copies of all such reports they file.

        Based on a review of copies of such reports furnished to TDS by the reporting persons and written representations by directors and officers of TDS, TDS believes that all filing requirements under Section 16 of the Securities Exchange Act applicable to the reporting persons during and with respect to 2012 were complied with on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        See "Executive and Director Compensation—Compensation Committee Interlocks and Insider Participation" above.

PROPOSAL 5
SHAREHOLDER PROPOSAL THAT IS OPPOSED BY THE BOARD OF DIRECTORS

        A person who purports to be the beneficial holder of 1,000 TDS Common Shares has advised TDS that he intends to have his proxy introduce the proposal set forth below at the TDS 2013 Annual Meeting. The name and address of such shareholder is Kenneth Steiner, 14 Stoner Avenue, 2M, Great Neck, NY 11021. Mr. Steiner has appointed John Chevedden of 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278 and/or Mr. Chevedden's designee to act on his behalf in matters relating to the proposal. The following proposal will be considered at the 2013 Annual Meeting if it is properly presented at such meeting by either of such persons or an authorized representative thereof in accordance with the TDS Bylaws, Delaware law, SEC rules and other applicable requirements. The below shareholder proposal and supporting statement represent the views of the shareholder who submitted it, and not the views of TDS. TDS is not responsible for the content of the following shareholder proposal or supporting statement. TDS does not endorse the shareholder proposal or supporting statement, which are required to be included in this proxy statement pursuant to rules established by the SEC. The shareholder proposal and supporting statement have been included below verbatim as supplied by the shareholder and TDS declines to comment on any of the statements therein. For the reasons discussed below the shareholder proposal, the TDS board of directors unanimously recommends that shareholders vote AGAINST the following proposal:

"Proposal 5—Give Each Share An Equal Vote

        RESOLVED: Shareholders request that our Board take steps to adopt a recapitalization plan for all outstanding stock to have one-vote per share. This would include all practicable steps including encouragement and negotiation with family shareholders to request that they relinquish, for the common good of all shareholders, any preexisting rights.

        This proposal is not intended to unnecessarily limit our Board's judgment in crafting the requested change in accordance with applicable laws and existing contracts.

        With stock having 10-times more voting power our company takes our public shareholder money but does not let us have an equal voice in our company's management. Without a voice, shareholders cannot hold management accountable. This proposal topic was supported by the overwhelming majority of our independent shares at our 2011 and 2012 annual meetings.

        TDS is a controlled company, where the TDS Voting Trust and the Carlson family—including CEO LeRoy Carlson Jr., Chairman Walter Carlson and two other directors—hold 55% of our company's total voting power through a multiple class stock structure. Our company also engaged in a number of related party transactions with the controlling shareholders. For example, Chairman Carlson's law firm billed our company $14 million.

        News Corp. is another company like ours. "If you are buying shares in [News Corp.], it's buyer beware," says Sydney Finkelstein, a professor at Dartmouth's Tuck School of Business. "There is no management or leadership reason to have two classes of stock except to retain control."

        The Council of Institutional Investors, whose members manage $3 trillion of assets, asked NASDAQ and NYSE Euronext to stop listing new companies that offer dual share classes. The effort is a new approach to curbing a structure it has criticized for years as unfair and harmful to long-term stock returns.

        This proposal should also be evaluated in the context of our Company's overall corporate governance as reported in 2012:

        GMI/The Corporate Library, an independent investment research firm, had rated our company "D" continuously since 2006 with "High Governance Risk." Also "High Concern" in director qualifications and "Very High Concern" in Takeover Defenses.

        Four directors we age 70-95—succession planning concern. LeRoy Carlson, 95 was director emeritus. While Emeritus directors are not even elected and do not vote, if they attend meetings their presence is likely to have an effect on the discussion.

        Six directors had 15 to 44 years long tenure. Director independence erodes after 10-years. GMI said long-tenured directors could form relationships that may hinder their ability to provide effective oversight. A more independent perspective would be a priceless asset for our directors.

        Christopher O'Leary and Gary Sugarman were the target of our highest negative votes. O'Leary and Sugarman received 40-times more negative votes than some of our directors. Yet O'Leary and Sugarman still controlled 50% of our executive pay committee.

        Please vote to protect shareholder value:

Give Each Share An Equal Vote—Proposal 5"

TDS BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO PROPOSAL 5

        The TDS board of directors unanimously recommends a vote AGAINST this proposal for the following reasons:

        The implementation of the shareholder proposal would require an amendment of the TDS Restated Certificate of Incorporation. To be approved thereunder and under Delaware law, such an amendment would require, among other things, approval by a majority of the voting power of all shares of capital stock entitled to vote for matters other than the election of directors, voting as a group, as well as by a majority of the outstanding TDS Series A Common Shares voting as a class. As of February 28, 2013, the TDS Voting Trust held 6,786,602 TDS Series A Common Shares, representing 6.3% of all shares of TDS common stock, and 6,121,944 TDS Common Shares, representing 5.7% of all shares of TDS common stock, for a total economic interest of 12.0% in TDS. By reason of such holdings, the TDS Voting Trust owns a majority (94.8%) of the outstanding TDS Series A Common Shares and a majority (56.4%) of the voting power of all shares of capital stock entitled to vote for matters other than the election of directors.

        Dual class capital structures are recognized and valid under applicable federal and corporate law and stock exchange regulations and are not uncommon among public companies. Various companies have had dual class capital structures for many years and companies continue to implement dual class capital structures.

        The common equity of TDS has included different classes of high and low vote common stock since TDS became a public company in 1981. TDS has clearly and consistently disclosed in the Risk Factors in its Form 10-K the impact of the differences in voting rights, particularly with regard to any potential takeover attempt. Purchasers of TDS Common Shares, including the proponent of the shareholder proposal, therefore bought shares of TDS with full knowledge of the differences in the voting rights of the shares. Holders of TDS Common Shares also have no basis for anticipating the possibility of any action that would reduce the voting power of the TDS Series A Common Shares. As stated in the Risk Factors set forth in TDS' Form 10-K, the TDS Voting Trust has advised TDS that it intends to maintain the ability to keep or dispose of voting control of TDS.

        The TDS Voting Trust also has advised the TDS board of directors that it (i) opposes and will vote against the shareholder proposal and (ii) will not vote in favor of or support any action to implement the shareholder proposal or any other action that would dilute its voting control of TDS. Considering all of the foregoing factors, the TDS board of directors has determined that action in furtherance of the proposal would serve no useful purpose and accordingly opposes the proposal and recommends that shareholders vote against it.

        Finally, it should be noted that under SEC rules, in addition to the above shareholder proposal, TDS is required to include the shareholder's supporting statement in the TDS proxy statement. This has been included above verbatim as supplied by the shareholder. TDS is not the author of the shareholder's supporting statement and declines to comment on any of the statements therein.

THE BOARD OF DIRECTORS UNANIMOUSLY OPPOSES THIS SHAREHOLDER PROPOSAL AND RECOMMENDS THAT SHAREHOLDERS VOTE "AGAINST" PROPOSAL 5.

 SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

        The 2014 Annual Meeting of shareholders is currently scheduled for [                      ], 2014, and the proxy statement for such meeting is expected to be dated on or about [                      ], 2014.

        Pursuant to SEC Rule 14a-8, proposals by shareholders intended to be included in TDS' proxy statement and form of proxy relating to the 2014 Annual Meeting of shareholders must be received by TDS at its principal executive offices not later than [                      ], 2013 (120 calendar days before the anniversary date of this proxy statement of [                      ], 2013). However, if the date of the 2014 Annual Meeting changes for any reason by more than 30 calendar days from [                      ], 2014 (the anniversary of the 2013 Annual Meeting), then the deadline will be a reasonable time before TDS begins to print and send its proxy materials. In such event, TDS would disclose such date in a Form 8-K, 10-Q or 10-K at the appropriate time.

        In addition, pursuant to TDS' Bylaws, proposals by shareholders intended to be presented at the 2014 Annual Meeting of shareholders (other than proposals included in TDS' proxy statement and form of proxy relating to the 2014 Annual Meeting pursuant to SEC Rule 14a-8), must be received by TDS at its principal executive offices not earlier than [                      ], 2014 and not later than [                      ], 2014 for consideration at the 2014 Annual Meeting of shareholders (120 calendar days and 90 calendar days, respectively, before the anniversary date of the 2013 Annual Meeting of [                      ], 2013, [except that, because the 90th day falls on a Saturday, the deadline pursuant to the TDS Bylaws is the immediately preceding Friday]). However, if the date of the 2014 Annual Meeting is changed by more than 30 calendar days before or after [                      ], 2014 (the one year anniversary date of the 2013 Annual Meeting), different provisions will apply as set forth in the TDS Bylaws.

        Pursuant to SEC rules, the proxy solicited by the board of directors for the 2014 Annual Meeting will confer discretionary authority to vote on any matter that may properly come before such meeting or any adjournment thereof to the extent permitted by applicable law and regulation.

SOLICITATION OF PROXIES

        Proxies are being solicited by your board of directors and its agents, and the cost of solicitation will be paid by TDS. Officers, directors and regular employees of TDS, acting on behalf of the TDS board of directors, may also solicit proxies by mail, email, advertisement, telephone, telecopy, press release, employee communication, postings on TDS' Internet website and Intranet website or in person. We will not pay such persons additional compensation for their proxy solicitation efforts. TDS has also retained MacKenzie Partners, Inc. to assist in the solicitation of proxies. TDS will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons. TDS expects to pay MacKenzie Partners a fee of about $             relating to the solicitation of proxies for the contested election of directors in 2013. It is anticipated that MacKenzie Partners, Inc. will employ approximately             persons to solicit proxies for the Annual Meeting.

        Our expenses related to the solicitation, including expenditures for printing, legal, accounting, public relations, soliciting, advertising and related expenses, including the above fees of MacKenzie Partners, in excess of those normally spent for an annual meeting with an uncontested director election and excluding salaries and wages of our regular employees and officers, are currently expected to be approximately $             , of which approximately $             has been spent to date.

        Certain information about the directors and certain officers and employees of TDS who may solicit proxies is set forth in the attached Schedule I, which is incorporated by reference herein. Schedule II, attached hereto, sets forth certain additional information with respect to such persons and is also incorporated by reference herein.

FINANCIAL AND OTHER INFORMATION

        We will furnish you or any shareholder as of the record date without charge a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, including the financial statements and the schedules thereto, upon written or oral request, and will provide copies of the exhibits to any such documents upon payment of a reasonable fee which shall not exceed our reasonable expenses incurred to do so. Requests for such materials should be directed to Investor Relations, Telephone and Data Systems, Inc., 30 North LaSalle Street, 40th Floor, Chicago, Illinois 60602, telephone (312) 630-1900.

        In addition, to the extent that, as permitted by SEC rules, TDS delivers only one copy of an Annual Report to shareholders, proxy statement or notice of internet availability of proxy materials to an address that is shared by separate persons who are shareholders (addressed to such shareholders as a group), TDS shall deliver promptly additional copies of any of such documents without charge to any shareholder located at such shared address upon written or oral request by such shareholder. Requests should be directed as indicated in the preceding paragraph.

OTHER BUSINESS

        It is not anticipated that any action will be asked of the shareholders other than those set forth above, but if other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote in accordance with their best judgment.

By order of the Board of Directors
Jane W. McCahon Vice President—Corporate Relations and Corporate Secretary

All shareholders are urged to sign, date and mail their proxy card(s) promptly or vote by phone or on the Internet in accordance with the instructions set forth on the
WHITE proxy card(s).

EXHIBIT A

TELEPHONE AND DATA SYSTEMS, INC.
Restated Compensation Plan for Non-Employee Directors
Dated March 8, 2013

Recitals

        The Board of Directors of Telephone and Data Systems, Inc. (the "Company") previously adopted a Restated Compensation Plan for Non-Employee Directors, which was approved by shareholders of the Company on January 13, 2012 and became effective on January 24, 2012 (the "Plan").

        On March 9, 2012, the Board of Directors of the Company approved an amendment to the Plan ("Amended Plan") to increase the Cash Retainer (as defined below) from $55,000 to $80,000 and to increase the Stock Award (as defined below) from $55,000 to $80,000, effective March 1, 2012.

        On March 8, 2013, the Board of Directors of the Company approved an amendment and restatement of the Amended Plan ("Restated Plan") to increase the number of the Company's Common Shares that may be issued under such plan.

        The purpose of the Restated Plan is to provide appropriate compensation to non-employee directors for their service to the Company and to ensure that qualified persons serve as non-employee members of the Board of Directors.

        The Restated Plan was approved pursuant to the authority granted in Section 2.22 of Article II of the Company's By-Laws, which provides that the Board of Directors shall have authority to establish reasonable compensation of directors, including reimbursement of expenses incurred in attending meetings of the Board of Directors.

        The Restated Plan shall be submitted for approval by shareholders of the Company.

Effectiveness of Restated Plan

        The Restated Plan shall be submitted to the shareholders of the Company for approval at the 2013 Annual Meeting of shareholders and, if approved, shall become effective as of the date of such approval (the "Effective Time").

Board Service

        Each director of the Company who is not an employee of the Company, TDS Telecommunications Corporation, United States Cellular Corporation or any other subsidiary of the Company ("non-employee director") will receive:

  1.
  An annual director's retainer fee, paid in cash ("Cash Retainer"), (i) in the case of the Chairperson of the Board of Directors, of $100,000, and (ii) in the case of non-employee directors other than the Chairperson of the Board of Directors, of $80,000.

  2.
  An annual award of $80,000 paid in the form of the Company's Common Shares ("Stock Award"), which shall be distributed in March on or prior to March 15 of each year, for services performed during the 12 month period that commences on March 1 of the immediately preceding calendar year and ends on the last day of February of the calendar year of payment. The number of shares shall be determined on the basis of the closing price of the Company's Common Shares, as reported in the New York Stock Exchange Composite Transaction section of the Wall Street Journal, for the first trading day in the month of March of the calendar year of payment.

  3.
  A director's meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at meetings of the Board of Directors, paid in cash.

Audit Committee Service

        Each non-employee director who serves on the Audit Committee, other than the Chairperson, will receive an annual committee retainer fee of $11,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at meetings of the Audit Committee. The Audit Committee Chairperson will receive an annual committee retainer fee of $22,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at such meetings.

Compensation Committee Service

        Each non-employee director who serves on the Compensation Committee, other than the Chairperson, will receive an annual committee retainer fee of $7,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at meetings of the Compensation Committee. The Compensation Committee Chairperson will receive an annual committee retainer fee of $14,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at such meetings.

Corporate Governance and Nominating Committee Service

        Each non-employee director who serves on the Corporate Governance and Nominating Committee, other than the Chairperson, will receive an annual committee retainer fee of $5,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at meetings of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee Chairperson will receive an annual committee retainer fee of $10,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at such meetings.

Other Meetings or Activities of Non-Employee Directors

        The Board of Directors may also authorize the payment of fees and reimbursement of reasonable expenses incurred in connection with other meetings (such as meetings of the independent directors) or activities of the non-employee directors.

Miscellaneous

        Under the Restated Plan, annual retainers will be paid in cash on a quarterly basis, as of the last day of each calendar quarter, and will compensate the non-employee director for services performed during such calendar quarter.

        Fees for meetings of the board, all committee meetings and other meetings and activities will be paid in cash on a quarterly basis, as of the last day of each calendar quarter, and will compensate the non-employee director for meetings and activities attended during such calendar quarter.

        Non-employee directors shall timely submit for reimbursement their reasonable expenses incurred in connection with meeting attendance or other activities, and the Company shall reimburse such expenses within two weeks after submission.

        Upon the effectiveness of the Restated Plan, directors of the Company shall have the authority without further shareholder approval to further amend this Restated Plan from time to time, including amendments to increase the amount of the compensation payable in Common Shares from time to time, provided that the total number of Common Shares issued under the Restated Plan shall not exceed the number previously approved by shareholders of the Company.

        Shareholders of the Company previously approved the issuance of up to 54,524 Common Shares under the Plan, none of which remain unissued as of March 8, 2013.

        Unless otherwise approved by shareholders of the Company, the total number of Common Shares that may be issued under the Restated Plan shall not exceed 200,000 Common Shares.

        Subject to shareholder approval and effectiveness of the Restated Plan, pursuant to Section 303A.08 of the New York Stock Exchange Listed Company Manual, the authorization to issue Common Shares under the Restated Plan shall expire ten years after the date of such shareholder approval, unless reapproved by shareholders. If for any reason shares cannot be issued pursuant to the requirements of the New York Stock Exchange or otherwise, the value of such shares that cannot be issued shall be paid in the form of cash.

SCHEDULE I
INFORMATION CONCERNING THE DIRECTORS AND
CERTAIN OFFICERS AND EMPLOYEES OF TDS

        The following table sets forth the name, principal business address and the present principal occupation or employment, and the name and principal business address of any corporation or other organization in which their employment is carried on, of the directors, persons nominated to be directors by the TDS board of directors ("TDS director nominees"), officers and employees of TDS who, under SEC rules, are "participants" (collectively, "TDS Participants") in our solicitation of proxies from shareholders in connection with the 2013 Annual Meeting of shareholders of TDS to be held on [                      ], 2013 or any adjournment or postponement thereof ("Annual Meeting"). In addition, certain additional information with respect to directors and executive officers is set forth in the attached Proxy Statement.

        Unless otherwise indicated below, the principal business address of each such person is 30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602. Each such person has a substantial interest in the election of directors at the Annual Meeting as an incumbent director, director nominee, officer and/or employee of TDS engaged in the solicitation of proxies.

Directors and Director Nominees

Name and Principal Business Address	Present Office or Other Principal Occupation or Employment
LeRoy T. Carlson, Jr.(1)	Director and President and Chief Executive Officer of TDS
Letitia G. Carlson, M.D.(1) 2150 Pennsylvania Ave. N.W. Washington, D.C. 20037	Director of TDS and Physician and Associate Clinical Professor, George Washington University Medical Center
Prudence E. Carlson(1)	Director of TDS and Private Investor
Walter C. D. Carlson(1) One South Dearborn Chicago, IL 60603	Non-executive Chairman of the Board and Director of TDS and Partner, Sidley Austin LLP, Chicago, Illinois
Clarence A. Davis	Director of TDS and Business Consultant
Kenneth R. Meyers	Director and Executive Vice President and Chief Financial Officer of TDS and Chief Accounting Officer of United States Cellular Corporation and TDS Telecommunications Corporation
Donald C. Nebergall	Director of TDS and Consultant
George W. Off 101 Wolf Drive Thorofare, NJ 08086	Director of TDS and Private Investor
Christopher D. O'Leary No. 1 General Mills Blvd. Minneapolis, MN 55426	Director of TDS and Executive Vice President, Chief Operating Officer—International, of General Mills, Inc.
Mitchell Saranow 411 E. Business Center Drive, Suite 104 Mt Prospect, IL 60056	Director of TDS and Chairman of The Saranow Group, L.L.C.
Gary L. Sugarman	Director of TDS, Executive Chairman of FXecosystem, Inc., Managing Member—Richfield Capital Partners and Principal of Richfield Associates, Inc.

Name and Principal Business Address	Present Office or Other Principal Occupation or Employment
Herbert S. Wander 525 West Monroe Chicago, IL 60661	Director of TDS and Partner, Katten Muchin Rosenman LLP, Chicago, Illinois

(1)
Trustee of TDS Voting Trust.

Other TDS Participants

Name and Principal Business Address	Present Office or Other Principal Occupation or Employment
LeRoy T. Carlson	Director Emeritus and Chairman Emeritus of TDS
Jane W. McCahon	Vice President—Corporate Relations and Corporate Secretary of TDS

        In addition, the class of employees of TDS that may be employed in the solicitation of proxies include employees in investor relations and communications who report to the Vice President—Corporate Relations and Corporate Secretary of TDS. The nature of their employment in such solicitations will be preparing communications (which will be filed with the SEC as required under Regulation 14A), responding to questions from shareholders and requesting shareholders to return proxies to TDS.

SCHEDULE II

INFORMATION CONCERNING
TDS PARTICIPANTS IN THE COMPANY'S SOLICITATION OF PROXIES
(Each Person Named is a Participant in the Solicitation)

A. TDS SHARES HELD BY TDS PARTICIPANTS

        The number of TDS Series A Common Shares and TDS Common Shares owned beneficially or of record by directors, TDS director nominees and executive officers of TDS, as of February 28, 2013, is set forth in the Proxy Statement under the caption "Security Ownership of Certain Beneficial Owners and Management." The following table shows the number of TDS Series A Common Shares, TDS Common Shares and TDS Preferred Shares beneficially owned (if any) by persons other than directors, TDS director nominees and executive officers of TDS directly or indirectly, including pursuant to the TDS 401(k) plan, as of February 28, 2013. In addition the table below shows if any TDS Participants beneficially own any of the following TDS debt securities represented by publicly-traded notes ($25 par value) as of February 28, 2013 (collectively "Notes"): 6.625% Senior Notes due 2045 ("TDI Notes"), 6.875% Senior Notes due 2059 ("TDE Notes"), 7.0% Senior Notes due 2060 ("TDJ Notes") and 5.875% Senior Notes due 2061, which were issued on December 3, 2012 ("TDA Notes"). Except to the extent set forth on these Schedules or the Proxy Statement, none of the TDS Participants owns any securities of TDS of record but not beneficially. Unless otherwise indicated below, the principal business address of each such person is 30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602.

Name and Principal Business Address	Number of Securities Beneficially Owned, by Class
Jane W. McCahon	2,206 Common

None of the TDS Participants owns any Notes or TDS Preferred Shares.

B. SHARES OF TDS SUBSIDIARIES HELD BY TDS PARTICIPANTS

        For purposes of disclosure required under Item 5(b)(1)(x) of Schedule 14A of the Securities Exchange Act of 1934, as amended, TDS is the ultimate parent corporation in TDS' corporate family. Certain TDS Participants have beneficial interests in securities of United States Cellular Corporation, an over 80%-owned subsidiary of TDS ("USM"). The USM securities include USM Common Shares ("USM Common"), and 6.95% Senior Notes Due 2060 which were issued on May 16, 2011 ("UZA Notes"). The following TDS Participants beneficially own the number of USM securities indicated, directly or indirectly, including pursuant to the TDS 401(k) plan, as of February 28, 2013:

Name of Beneficial Owner	Number of Securities of such Subsidiary Beneficially Owned, by Class
LeRoy T. Carlson	1,243 USM Common
Walter C.D. Carlson	11,953 USM Common
Kenneth R. Meyers(1)	87,155 USM Common
George W. Off	500 USM Common

None of the TDS Participants owns any UZA Notes.

(1)
Includes 48,826 USM Common Shares that may be acquired pursuant to stock options and/or restricted stock units or phantom stock units which are currently vested or will vest within 60 days.

 C. PURCHASES AND SALES OF TDS SECURITIES

        The following table sets forth information concerning purchases and sales of securities of TDS by TDS Participants during the two year period between April 15, 2011 ("Start Date") and the date of this Proxy Statement ("End Date"), including the grant of stock options, restricted stock units ("RSUs") and phantom stock units, the exercise of stock options and the vesting of RSUs.

        The following definitions are used:

        "Common" refers to TDS Common Shares.

        "Deferred Compensation" refers to the Bonus Deferral and Employer Match Program under the LTIP.

        "Director Plan" refer to the TDS Compensation Plan for Non-Employee Directors.

        "DRP" refers to TDS dividend reinvestment plans.

        "ESPP" refers to the TDS Employee Stock Purchase Plan.

        "LTIP" refers to the TDS Long-Term Incentive Plan.

        "Prior TDA Notes" refer to the 7.60% Series A Notes due 2041 redeemed on May 2, 2011.

        "Series A" refers to TDS Series A Common Shares.

        "Special" refers to TDS Special Common Shares.

        Pursuant to a Restated Certificate of Incorporation that was filed by TDS and became effective on January 24, 2012: (i) each Special share was reclassified as one Common share, (ii) each Common share was reclassified as 1.087 Common shares, and (iii) each Series A share was reclassified as 1.087 Series A Common Shares (the "Reclassification"). The following transactions show the effect of the Reclassification for each person below on January 24, 2012. The following also shows transactions in Special shares prior to the Reclassification.

Name	Nature of Transaction	Date of Transaction	Number of Securities and Designation
LeRoy T. Carlson, Jr.(1)	Grant of options pursuant to TDS LTIP	5/13/11	230,000 Special
	Grant of RSUs pursuant to TDS LTIP	5/13/11	36,700 Special
	Issuance of shares upon vesting of RSUs	12/15/11	41,141 Special
	Shares delivered or withheld for payment of taxes	12/15/11	16,627 Special
	Disposition of Special pursuant to Reclassification	1/24/12	1,829,991 Special
	Acquisition of Common pursuant to Reclassification	1/24/12	1,830,738 Common
	Disposition of Special awards granted under TDS LTIP pursuant to Reclassification	1/24/12	1,765,941 Special
	Acquisition of Common awards granted under TDS LTIP pursuant to Reclassification	1/24/12	1,794,246 Common
	Acquisition of Series A pursuant to Reclassification	1/24/12	159,019 Series A
	Acquisition pursuant to Deferred Compensation	3/8/12	4,458 Common
	Grant of options pursuant to TDS LTIP	5/16/12	309,200 Common
	Grant of RSUs pursuant to TDS LTIP	5/16/12	57,500 Common

Name	Nature of Transaction	Date of Transaction	Number of Securities and Designation
	Issuance of shares upon vesting of RSUs	12/15/12	37,400 Common
	Shares delivered or withheld for payment of taxes	12/15/12	12,693 Common
	Disposition of shares by gift	1/3/12	2,134 Special
	Disposition of shares by gift	1/18/13	2,456 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	3,832 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	2,241 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	3,517 Series A
	Acquisition pursuant to the TDS 401(k) Plan	Start Date to End Date	632 Common
	Acquisition pursuant to the TDS 401(k) Plan	Start Date to End Date	195 Special
Letitia G. Carlson(1)	Disposition of Special pursuant to Reclassification	1/24/12	1,850,292 Special
	Acquisition of Common pursuant to Reclassification	1/24/12	1,850,487 Common
	Acquisition of Series A pursuant to Reclassification	1/24/12	160,901 Series A
	Acquisition pursuant to TDS Director Plan	3/1/12	2,186 Common
	Acquisition pursuant to TDS Director Plan	3/1/13	3,266 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	361 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	2,360 Series A
Prudence E. Carlson(1)	Disposition of Special pursuant to Reclassification	1/24/12	1,769,126 Special
	Acquisition of Common pursuant to Reclassification	1/24/12	1,769,127 Common
	Acquisition of Series A pursuant to Reclassification	1/24/12	165,289 Series A
	Acquisition pursuant to TDS Director Plan	3/1/12	2,186 Common
	Acquisition pursuant to TDS Director Plan	3/1/13	3,266 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	1,684 Series A
	Acquisition pursuant to TDS DRP	Start Date to End Date	900 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	535 Special
Walter C.D. Carlson(1)	Disposition of Special pursuant to Reclassification	1/24/12	1,922,162 Special
	Acquisition of Common pursuant to Reclassification	1/24/12	1,922,701 Common
	Acquisition of Series A pursuant to Reclassification	1/24/12	171,330 Series A
	Acquisition pursuant to TDS Director Plan	3/1/12	2,186 Common
	Acquisition pursuant to TDS Director Plan	3/1/13	3,266 Common

Name	Nature of Transaction	Date of Transaction	Number of Securities and Designation
	Acquisition pursuant to TDS DRP	Start Date to End Date	4,951 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	3,235 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	49,446 Series A
Clarence A. Davis	Disposition of Special pursuant to Reclassification	1/24/12	3,793 Special
	Acquisition of Common pursuant to Reclassification	1/24/12	3,793 Common
	Acquisition pursuant to TDS Director Plan	3/1/12	2,186 Common
	Acquisition pursuant to TDS Director Plan	3/1/13	3,267 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	100 Common
Kenneth R. Meyers	Redemption of Prior TDA Notes	5/2/11	717 Prior TDA Notes
	Grant of options pursuant to TDS LTIP	5/13/11	121,200 Special
	Grant of RSUs pursuant to TDS LTIP	5/13/11	16,700 Special
	Issuance of shares upon vesting of RSUs	12/15/11	17,622 Special
	Shares delivered or withheld for payment of taxes	12/15/11	5,542 Special
	Payout of Deferred Compensation	1/4/12	4,604 Special
	Shares delivered or withheld for payment of taxes	1/4/12	1,381 Special
	Disposition of Special pursuant to Reclassification	1/24/12	33,246 Special
	Acquisition of Common pursuant to Reclassification	1/24/12	33,732 Common
	Disposition of Special awards granted under TDS LTIP pursuant to Reclassification	1/24/12	578,129 Special
	Acquisition of Common awards granted under TDS LTIP pursuant to Reclassification	1/24/12	578,129 Common
	Disposition of shares by gift	1/26/12	900 Common
	Acquisition pursuant to Deferred Compensation	3/8/12	6,432 Common
	Grant of options pursuant to TDS LTIP	5/16/12	225,300 Common
	Grant of RSUs pursuant to TDS LTIP	5/16/12	26,900 Common
	Issuance of shares upon vesting of RSUs	12/15/12	17,000 Common
	Shares delivered or withheld for payment of taxes	12/15/12	5,346 Common
	Acquisition pursuant to the TDS ESPP	Start Date to End Date	867 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	450 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	329 Special

Name	Nature of Transaction	Date of Transaction	Number of Securities and Designation
	Acquisition pursuant to the TDS 401(k) Plan.	Start Date to End Date	1,186 Common
	Acquisition pursuant to the TDS 401(k) Plan.	Start Date to End Date	21 Special
Donald C. Nebergall	Disposition of Special pursuant to Reclassification	1/24/12	13,524 Special
	Acquisition of Common pursuant to Reclassification	1/24/12	13,830 Common
	Acquisition of Series A pursuant to Reclassification	1/24/12	249 Series A
	Acquisition pursuant to TDS Director Plan	3/1/12	2,186 Common
	Acquisition pursuant to TDS Director Plan	3/1/13	3,266 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	490 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	211 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	111 Series A
George W. Off	Disposition of Special pursuant to Reclassification	1/24/12	11,280 Special
	Acquisition of Common pursuant to Reclassification	1/24/12	11,662 Common
	Acquisition pursuant to TDS Director Plan	3/1/12	2,186 Common
	Acquisition pursuant to TDS Director Plan	3/1/13	3,266 Common
Christopher D. O'Leary	Disposition of Special pursuant to Reclassification	1/24/12	6,897 Special
	Acquisition of Common pursuant to Reclassification	1/24/12	6,897 Common
	Acquisition pursuant to TDS Director Plan	3/1/12	2,186 Common
	Acquisition pursuant to TDS Director Plan	3/1/13	3,267 Common
Mitchell Saranow	Disposition of Special pursuant to Reclassification	1/24/12	8,738 Special
	Acquisition of Common pursuant to Reclassification	1/24/12	8,905 Common
	Acquisition pursuant to TDS Director Plan	3/1/12	2,186 Common
	Acquisition pursuant to TDS Director Plan	3/1/13	3,267 Common
Gary L. Sugarman	Disposition of Special pursuant to Reclassification	1/24/12	3,809 Special
	Acquisition of Common pursuant to Reclassification	1/24/12	3,809 Common
	Acquisition pursuant to TDS Director Plan	3/1/12	2,186 Common
	Acquisition pursuant to TDS Director Plan	3/1/13	3,267 Common
Herbert S. Wander	Disposition of Special pursuant to Reclassification	1/24/12	9,979 Special

Name	Nature of Transaction	Date of Transaction	Number of Securities and Designation
	Acquisition of Common pursuant to Reclassification	1/24/12	10,254 Common
	Acquisition pursuant to TDS Director Plan	3/1/12	2,186 Common
	Acquisition pursuant to TDS Director Plan	3/1/13	3,266 Common
LeRoy T. Carlson	Grant of options pursuant to TDS LTIP	5/13/11	31,400 Common
	Grant of RSUs pursuant to TDS LTIP	5/13/11	7,200 Common
	Issuance of shares upon vesting of RSUs	12/15/11	8,281 Special
	Shares delivered or withheld for payment of taxes	12/15/11	2,484 Special
	Disposition of Special pursuant to Reclassification	1/24/12	245,355 Special
	Acquisition of Common pursuant to Reclassification	1/24/12	251,091 Common
	Disposition of Special awards granted under TDS LTIP pursuant to Reclassification	1/24/12	438,664 Special
	Acquisition of Common awards granted under TDS LTIP pursuant to Reclassification	1/24/12	449,705 Common
	Acquisition of Series A pursuant to Reclassification	1/24/12	24,482 Series A
	Acquisition pursuant to Deferred Compensation	3/8/12	8,845 Common
	Grant of options pursuant to TDS LTIP	5/16/12	51,400 Common
	Grant of RSUs pursuant to TDS LTIP	5/16/12	10,000 Common
	Issuance of shares upon vesting of RSUs	12/15/12	7,500 Common
	Shares delivered or withheld for payment of taxes	12/15/12	2,250 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	3,519 Common
	Acquisition pursuant to TDS DRP	Start Date to End Date	835 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	4,014 Series A
	Acquisition pursuant to the TDS 401(k) Plan	Start Date to End Date	451 Common
	Disposition pursuant to the TDS 401(k) Plan	Start Date to End Date	267 Special
Jane W. McCahon	Grant of options pursuant to TDS LTIP	5/13/11	9,400 Special
	Grant of RSUs pursuant to TDS LTIP	5/13/11	1,500 Special
	Disposition of Special pursuant to Reclassification	1/24/12	1,177 Special
	Acquisition of Common pursuant to Reclassification	1/24/12	1,177 Common
	Disposition of Special awards granted under TDS LTIP pursuant to Reclassification	1/24/12	10,900 Special

Name	Nature of Transaction	Date of Transaction	Number of Securities and Designation
	Acquisition of Common awards granted under TDS LTIP pursuant to Reclassification	1/24/12	10,900 Common
	Grant of options pursuant to TDS LTIP	5/16/12	15,700 Common
	Grant of RSUs pursuant to TDS LTIP	5/16/12	2,300 Common
	Issuance of shares upon vesting of RSUs	12/15/12	1,500 Common
	Shares delivered or withheld for payment of taxes	12/15/12	471 Common
	Acquisition pursuant to TDS ESPP	Start Date to End Date	297 Special
	Acquisition pursuant to TDS DRP	Start Date to End Date	10 Special

(1)
Certain shares listed are held by such persons as trustees under a voting trust which expires June 30, 2035. Under the terms of the voting trust, the trustees hold and vote the TDS Special Common and Series A Common Shares held in the trust. Certain of such shares are held for the benefit of such trustee while other shares are held for the benefit of other persons. See additional information in the Proxy Statement. The above includes only transactions in which such persons do not disclaim a beneficial interest.

D. MISCELLANEOUS INFORMATION CONCERNING TDS PARTICIPANTS

        LeRoy T. Carlson, Jr. and Walter C.D. Carlson have agreed to serve as proxies in connection with the solicitation of proxy cards for the TDS Annual Meeting.

        Except as disclosed in these Schedules or in the Proxy Statement, none of the TDS Participants named in Schedule I has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

        None of the TDS Participants, during the past ten years, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

        Except as disclosed in these Schedules or in the Proxy Statement, none of the TDS Participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, any shares or other securities of TDS or (ii) has purchased or sold any of such securities within the past two years.

        Except as disclosed in these Schedules or in the Proxy Statement, none of the TDS Participants named in Schedule I has borrowed or otherwise obtained funds for the purpose of acquiring or holding the securities identified in Schedule II.

        Except as disclosed in these Schedules or in the Proxy Statement, none of the TDS Participants named in Schedule I is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of TDS, including but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

        Except as disclosed in these Schedules or in the Proxy Statement, none of the "associates" (as defined in Rule 14a-1(a) under the Securities Exchange Act of 1934) of any of the TDS Participants beneficially owns, directly or indirectly, any securities of TDS.

        Except as disclosed in these Schedules or in the Proxy Statement, none of the TDS Participants named in Schedule I beneficially owns any securities of any subsidiary of TDS, directly or indirectly.

        Except as set forth in these Schedules or in the Proxy Statement, there has not been any transaction (including any financial transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness or any series or similar transactions or relationships) since the beginning of TDS' last fiscal year, or any currently proposed transaction, in which TDS or any of its subsidiaries was or is to be a participant, in which the amount involved exceeds $120,000, and in which any of the TDS Participants named in Schedule I, or any of their associates, has had or will have a direct or indirect material interest.

        Except as set forth in these Schedules or in the Proxy Statement, none of TDS, any of the TDS Participants or any of their associates has any arrangement or understandings with any person with respect to (a) any future employment by TDS or its affiliates or (b) any future transactions to which TDS or any of its affiliates will or may be a party.

        No person, other than a director or executive officer of TDS acting solely in that capacity, is a party to any arrangement or understandings pursuant to which a nominee for election as director is proposed to be elected.

PRELIMINARY COPY C123456789 IMPORTANT ANNUAL MEETING INFORMATION 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Voting Instructions You can vote by Internet! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on [ ], 2013. ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 [QR CODE] Vote by Internet • Go to www.investorvote.com • Or scan the QR code with your smartphone. • Follow the steps outlined on the secured website. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Vote by Telephone • Call toll free 1-800-652-VOTE (8683) within the USA territories and Canada any time on a touch tone telephone. • There is NO CHARGE for the call. • Follow the instructions provided by the recorded message • Follow the instructions provided by the recorded message. Annual Meeting Proxy Card – Common IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals - The Board of Directors recommends a vote FOR its nominees in Proposal 1, FOR Proposals 2, 3 and 4 and AGAINST Proposal 5. 1. Election of Directors: For Withhold For Withhold For Withhold 01 - C. A. Davis 0 0 02. G. W. Off 0 0 03. M. H. Saranow 0 0 04 - G. L. Sugarman 0 0 The Board of Directors recommends a vote FOR its nominees in Proposal 1 For Against Abstain For Against Abstain 2. Ratify Accountants for 2013. 0 0 0 3. Compensation Plan for Non-Employee Directors. 0 0 0 The Board of Directors recommends a vote FOR Proposal 2 The Board of Directors recommends a vote FOR Proposal 3 For Against Abstain For Against Abstain 4. Advisory vote to approve executive compensation. 0 0 0 5. Shareholder proposal to recapitalize TDS’ 0 0 0 outstanding stock. The Board of Directors recommends a vote FOR Proposal 4 The Board of Directors recommends a vote AGAINST Proposal 5 6. In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment, postponement, continuation or rescheduling thereof, including matters incidental to the conduct of the meeting. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. Date (mm/dd/yyyy) — Please print date below. Signature 1 – Please keep signature within the box. Signature 2 – Please keep signature within the box.

The proxy statement and annual report to shareholders are available at www.teldta.com/proxyvote. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy - Telephone and Data Systems, Inc. Proxy for COMMON SHARES Solicited on Behalf of the Board of Directors for the Annual Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC. To Be Held [     ], 2013 The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Common Shares that the undersigned would be entitled to vote if then personally present at the 2013 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on[     ], [     ], 2013, or at any adjournment, postponement, continuation or rescheduling thereof, as set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The undersigned hereby revokes any and all other proxies heretofore given by the undersigned to vote at such 2013 Annual Meeting of Shareholders and any adjournment, postponement, continuation or rescheduling thereof. The Board of Directors unanimously recommends a vote “FOR” its nominees in Proposal 1, “FOR” Proposals 2, 3 and 4 and “AGAINST” Proposal 5. This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted “FOR” the nominees in Proposal 1, “FOR” Proposals 2, 3 and 4 and “AGAINST” Proposal 5 (which has been proposed by a shareholder). Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Trust Company, N.A. If “401K” is indicated next to the share amount on the reverse side, this is a ballot for voting the shares of Telephone and Data Systems, Inc. stock underlying units allocated to your TDS Tax-Deferred Savings Plan (“401(k) Plan”) account. Indicate your voting instructions for the proposal on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before [ ], 2013 in order to be counted. Internet voting for shares underlying units held in your 401(k) Plan will be available until 1:00 a.m., Central Time on [ ], 2013. Your voting instructions will be kept confidential. If you properly sign and return your ballot, The Bank of New York Mellon Corporation, as Trustee of the 401(k) Plan, will vote your shares according to your instructions. If this voting instruction card is not properly completed and signed, or if it is not timely received by the designated tabulator, shares underlying units allocated to your account for the TDS 401(k) Plan will be voted proportionately in the same manner as shares that are voted by Plan participants. (Continued and to be signed on Reverse Side)

PRELIMINARY COPY C123456789 IMPORTANT ANNUAL MEETING INFORMATION 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Voting Instructions You can vote by Internet! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on [ ], 2013. ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 [QR CODE] Vote by Internet • Go to www.investorvote.com • Or scan the QR code with your smartphone. • Follow the steps outlined on the secured website. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Vote by Telephone • Call toll free 1-800-652-VOTE (8683) within the USA territories and Canada any time on a touch tone telephone. There is NO CHARGE for the call • Follow the instructions provided by the recorded message. Annual Meeting Proxy Card – Series A Common IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals - The Board of Directors unanimously recommends a vote FOR its nominees in Proposal 1, FOR Proposals 2, 3 and 4 and AGAINST Proposal 5. 1. Election of Directors: For Withhold For Withhold For Withhold 01 – L. T. Carlson, Jr. 0 0 02 – L. G. Carlson 0 0 03 – P .E. Carlson 0 0 04 - W. C. D. Carlson 0 0 05 – K. R. Meyers 0 0 06 – D. C. Nebergall 0 0 07 - C. D. O’Leary 0 0 08 – H. S. Wander 0 0 The Board of Directors recommends a vote FOR its nominees in Proposal 1 For Against Abstain For Against Abstain 2. Ratify Accountants for 2013. 0 0 0 3. Compensation Plan for Non-Employee Directors. 0 0 0 The Board of Directors recommends a vote FOR Proposal 2 The Board of Directors recommends a vote FOR Proposal 3 For Against Abstain For Against Abstain 4. Advisory vote to approve executive compensation. 0 0 0 5. Shareholder proposal to recapitalize TDS’ 0 0 0 outstanding stock. The Board of Directors recommends a vote FOR Proposal 4 The Board of Directors recommends a vote AGAINST Proposal 5 6. In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment, postponement, continuation or rescheduling thereof, including matters incidental to the conduct of the meeting. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. Date (mm/dd/yyyy) — Please print date below. Signature 1 – Please keep signature within the box. Signature 2 – Please keep signature within the box.

The proxy statement and annual report to shareholders are available at www.teldta.com/proxyvote. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy - Telephone and Data Systems, Inc. Proxy for SERIES A COMMON SHARES Solicited on Behalf of the Board of Directors for the Annual Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC. To Be Held [ ], 2013 The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Series A Common Shares that the undersigned would be entitled to vote if then personally present at the 2013 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on [ ], [ ], 2013, or at any adjournment, postponement, continuation or rescheduling thereof, as set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The undersigned hereby revokes any and all other proxies heretofore given by the undersigned to vote at such 2013 Annual Meeting of Shareholders and any adjournment, postponement, continuation or rescheduling thereof. The Board of Directors unanimously recommends a vote “FOR” its nominees in Proposal 1, “FOR” Proposals 2, 3 and 4 and “AGAINST” Proposal 5. This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted “FOR” the nominees in Proposal 1, “FOR” Proposals 2, 3 and 4 and “AGAINST” Proposal 5 (which has been proposed by a shareholder). Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Trust Company, N.A. (Continued and to be signed on Reverse Side)

PRELIMINARY COPY C123456789 IMPORTANT ANNUAL MEETING INFORMATION 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Voting Instructions You can vote by Internet! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on [ ], 2013. ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 [QR CODE] Vote by Internet • Go to www.investorvote.com • Or scan the QR code with your smartphone. • Follow the steps outlined on the secured website. Vote by Telephone • Call toll free 1-800-652-VOTE (8683) within the USA territories and Canada any time on a touch tone telephone. There is NO CHARGE for the call • Follow the instructions provided by the recorded message. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card – Preferred IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals - The Board of Directors unanimously recommends a vote FOR its nominees in Proposal 1, FOR Proposals 2, 3 and 4 and AGAINST Proposal 5. 1. Election of Directors: For Withhold For Withhold For Withhold 01 – L. T. Carlson, Jr. 0 0 02 – L. G. Carlson 0 0 03 – P .E. Carlson 0 0 04 - W. C. D. Carlson 0 0 05 – K. R. Meyers 0 0 06 – D. C. Nebergall 0 0 07 - C. D. O’Leary 0 0 08 – H. S. Wander 0 0 The Board of Directors recommends a vote FOR its nominees in Proposal 1 For Against Abstain For Against Abstain 2. Ratify Accountants for 2013. 0 0 0 3. Compensation Plan for Non-Employee Directors. 0 0 0 The Board of Directors recommends a vote FOR Proposal 2 The Board of Directors recommends a vote FOR Proposal 3 For Against Abstain For Against Abstain 4. Advisory vote to approve executive compensation. 0 0 0 5. Shareholder proposal to recapitalize TDS’ 0 0 0 outstanding stock. The Board of Directors recommends a vote FOR Proposal 4 The Board of Directors recommends a vote AGAINST Proposal 5 6. In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment, postponement, continuation or rescheduling thereof, including matters incidental to the conduct of the meeting. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. Date (mm/dd/yyyy) — Please print date below. Signature 1 – Please keep signature within the box. Signature 2 – Please keep signature within the box.

The proxy statement and annual report to shareholders are available at www.teldta.com/proxyvote. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy - Telephone and Data Systems, Inc. Proxy for PREFERRED SHARES Solicited on Behalf of the Board of Directors for the Annual Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC. To Be Held [ ], 2013 The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Preferred Shares that the undersigned would be entitled to vote if then personally present at the 2013 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on[ ], [ ], 2013, or at any adjournment, postponement, continuation or rescheduling thereof, as set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The undersigned hereby revokes any and all other proxies heretofore given by the undersigned to vote at such 2013 Annual Meeting of Shareholders and any adjournment, postponement, continuation or rescheduling thereof. The Board of Directors unanimously recommends a vote “FOR” its nominees in Proposal 1, “FOR” Proposals 2, 3 and 4 and “AGAINST” Proposal 5. This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted “FOR” the nominees in Proposal 1, “FOR” Proposals 2, 3 and 4 and “AGAINST” Proposal 5 (which has been proposed by a shareholder). Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Trust Company, N.A. (Continued and to be signed on Reverse Side)